Document Information	12 Months Ended
Apr. 29, 2011
Document Information
Document Type	10-K
Document Period End Date	Apr 29, 2011
Amendment Flag	false

Entity Information (USD $) In Billions, except Share data	12 Months Ended
	Apr. 29, 2011	Jun. 24, 2011	Oct. 29, 2010
Entity Information [Abstract]
Entity Registrant Name	MEDTRONIC INC
Entity Central Index Key	0000064670
Current Fiscal Year End Date	--04-29
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float			$ 38.1
Entity Common Stock, Shares Outstanding		1,060,963,265
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY

Consolidated Statements of Earnings (Unaudited) (USD $) In Millions, except Per Share data	12 Months Ended
	Apr. 29, 2011	Apr. 30, 2010	Apr. 24, 2009
Income Statement [Abstract]
Net sales	$ 15,933	$ 15,817	$ 14,599
Costs and expenses:
Cost of products sold	3,912	3,812	3,518
Research and development expense	1,508	1,460	1,355
Selling, general, and administrative expense	5,533	5,415	5,152
Special charges			100
Restructuring charges	261	50	120
Certain litigation charges, net	245	374	714
Acquisition-related items	14	23	621
Other expense, net	459	468	396
Interest expense, net	278	246	183
Total costs and expenses	12,210	11,848	12,159
Earnings before income taxes	3,723	3,969	2,440
Provision for income taxes	627	870	370
Net earnings	$ 3,096	$ 3,099	$ 2,070
Earnings per share:
Basic	$ 2.87	$ 2.8	$ 1.85
Diluted	$ 2.86	$ 2.79	$ 1.84
Weighted average shares outstanding:
Basic	1,077.4	1,106.3	1,121.9
Diluted	1,081.7	1,109.4	1,126.3
Cash dividends declared per common share	$ 0.9	$ 0.82	$ 0.75

Consolidated Balance Sheets (Unaudited) (USD $) In Millions	12 Months Ended
	Apr. 29, 2011	Apr. 30, 2010
Current assets:
Cash and cash equivalents	$ 1,382	$ 1,400
Short-term investments	1,046	2,375
Accounts receivable, less allowances of $97 and $67, respectively	3,822	3,335
Inventories	1,695	1,481
Deferred tax assets, net	605	544
Prepaid expenses and other current assets	567	704
Total current assets	9,117	9,839
Property, plant, and equipment, net	2,511	2,421
Goodwill	9,537	8,391
Other intangible assets, net	2,777	2,559
Long-term investments	6,120	4,632
Other assets	362	248
Total assets	30,424	28,090
Current liabilities:
Short-term borrowings	1,723	2,575
Accounts payable	511	420
Accrued compensation	896	1,001
Accrued income taxes	50	235
Other accrued expenses	1,534	890
Total current liabilities	4,714	5,121
Long-term debt	8,112	6,944
Long-term accrued compensation and retirement benefits	480	516
Long-term accrued income taxes	496	595
Long-term deferred tax liabilities, net	220	89
Other long-term liabilities	434	196
Total liabilities	14,456	13,461
Commitments and contingencies
Shareholders' equity:
Preferred stock - par value $1.00; 2.5 million shares authorized, none outstanding	0	0
Common stock - par value $0.10; 1.6 billion shares authorized, 1,070,162,109 and 1,097,342,586 shares issued and outstanding, respectively	107	110
Retained earnings	16,085	14,826
Accumulated other comprehensive loss	(224)	(307)
Total shareholders' equity	15,968	14,629
Total liabilities and shareholders' equity	$ 30,424	$ 28,090

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data	Apr. 29, 2011	Apr. 30, 2010
Condensed Consolidated Balance Sheets (Parenthetical) [Abstract]
Allowances for accounts receivable	$ 97	$ 67
Preferred stock, par value	$ 1	$ 1
Preferred stock, shares authorized	2,500,000	2,500,000
Preferred stock, shares outstanding	0	0
Common stock, par value	$ 0.1	$ 0.1
Common stock, shares authorized	1,600,000,000	1,600,000,000
Common stock, shares issued	1,070,162,109	1,097,342,586
Common stock, shares outstanding	1,070,162,109	1,097,342,586

Consolidated Statements of Shareholders' Equity (USD $) In Millions, except Share data	Total	Common Stock	Retained Earnings	Accumulated Other Comprehensive Income (Loss)
Beginning balance at Apr. 25, 2008	$ 11,966	$ 112	$ 12,140	$ (286)
Beginning balance (shares) at Apr. 25, 2008		1,125,000,000
Net earnings	2,070		2,070
Other comprehensive (loss)/income
Unrealized gain (loss) on investments	(54)			(54)
Translation adjustment	(147)			(147)
Net change in retirement obligations	(210)			(210)
Unrealized gain (loss) on foreign currency exchange rate derivatives	494			494
Reclassification of other-than-temporary losses on marketable securities included in net income	(3)
Total comprehensive income	2,153
Dividends to shareholders	(843)		(843)
Issuance of common stock under stock purchase and award plans	416	2	414
Issuance of common stock under stock purchase and award plans, shares		11,000,000
Adjustment for change in plan measurement date pursuant to the new authoritative guidance for accounting for defined benefit pension and other post-retirement plans	(12)		(13)	1
Repurchase of common stock	(759)	(2)	(757)
Repurchase of common stock, shares		(17,000,000)
Tax benefit/(deficit) from exercise of stock-based awards	24		24
Stock-based compensation	237		237
Ending balance at Apr. 24, 2009	13,182	112	13,272	(202)
Ending balance (shares) at Apr. 24, 2009	1,119,000,000
Net earnings	3,099		3,099
Other comprehensive (loss)/income
Unrealized gain (loss) on investments	68			68
Translation adjustment	181			181
Net change in retirement obligations	(214)			(214)
Unrealized gain (loss) on foreign currency exchange rate derivatives	(137)			(137)
Reclassification of other-than-temporary losses on marketable securities included in net income			3	(3)
Total comprehensive income	2,997
Dividends to shareholders	(907)		(907)
Issuance of common stock under stock purchase and award plans	165	1	164
Issuance of common stock under stock purchase and award plans, shares		5,000,000
Repurchase of common stock	(1,030)	(3)	(1,027)
Repurchase of common stock, shares		(27,000,000)
Tax benefit/(deficit) from exercise of stock-based awards	(3)		(3)
Stock-based compensation	225		225
Ending balance at Apr. 30, 2010	14,629	110	14,826	(307)
Ending balance (shares) at Apr. 30, 2010	1,097,342,586
Net earnings	3,096		3,096
Other comprehensive (loss)/income
Unrealized gain (loss) on investments	226			226
Translation adjustment	200			200
Net change in retirement obligations	5			5
Unrealized gain (loss) on foreign currency exchange rate derivatives	(348)			(348)
Total comprehensive income	3,179
Dividends to shareholders	(969)		(969)
Issuance of common stock under stock purchase and award plans	85		85
Issuance of common stock under stock purchase and award plans, shares		3,000,000
Repurchase of common stock	(1,140)	(3)	(1,137)
Repurchase of common stock, shares		(30,000,000)
Tax benefit/(deficit) from exercise of stock-based awards	(14)		(14)
Stock-based compensation	198		198
Ending balance at Apr. 29, 2011	$ 15,968	$ 107	$ 16,085	$ (224)
Ending balance (shares) at Apr. 29, 2011	1,070,162,109

Consolidated Statements of Cash Flows (Unaudited) (USD $) In Millions	12 Months Ended
	Apr. 29, 2011	Apr. 30, 2010	Apr. 24, 2009
Operating Activities:
Net earnings	$ 3,096	$ 3,099	$ 2,070
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	804	772	699
Amortization of discount on senior convertible notes	171	167	154
Acquisition-related items	44	11	621
Provision for doubtful accounts	47	36	23
Deferred income taxes	153	144	(171)
Stock-based compensation	198	225	237
Excess tax benefit from exercise of stock-based awards			(24)
Change in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable, net	(342)	(271)	108
Inventories	(101)	158	(212)
Accounts payable and accrued liabilities	(37)	225	510
Other operating assets and liabilities	(532)	130	(147)
Certain litigation charges, net	245	374	714
Certain litigation payments	(5)	(939)	(704)
Net cash provided by operating activities	3,741	4,131	3,878
Investing Activities:
Acquisitions, net of cash acquired	(1,332)	(350)	(1,624)
Purchase of intellectual property	(47)	(62)	(165)
Additions to property, plant and equipment	(501)	(573)	(498)
Purchases of marketable securities	(6,249)	(7,478)	(2,960)
Sales and maturities of marketable securities	6,443	3,791	2,845
Other investing activities, net	(129)	(87)	(338)
Net cash used in investing activities	(1,815)	(4,759)	(2,740)
Financing Activities:
Change in short-term borrowings, net	1,621	(444)	(633)
Issuance of long-term debt	1,000	3,000	1,250
Payments on long-term debt	(2,603)	(20)	(300)
Dividends to shareholders	(969)	(907)	(843)
Issuance of common stock	85	165	416
Excess tax benefit from exercise of stock-based awards			24
Repurchase of common stock	(1,140)	(1,030)	(759)
Net cash provided by (used in) financing activities	(2,006)	764	(845)
Effect of exchange rate changes on cash and cash equivalents	62	(7)	(82)
Net change in cash and cash equivalents	(18)	129	211
Cash and cash equivalents at beginning of period	1,400	1,271	1,060
Cash and cash equivalents at end of period	1,382	1,400	1,271
Supplemental Cash Flow Information
Income taxes paid	826	571	436
Interest paid	447	386	208
Supplemental noncash financing activities:
Reclassification of debentures from short-term to long-term debt			15
Reclassification of senior notes from long-term to short-term debt		400
Reclassification of senior convertible notes from long-term to short-term debt		$ 2,200

Summary of Significant Accounting Policies	12 Months Ended
Apr. 29, 2011
General Policies [Abstract]
Summary of Significant Accounting Policies

1. Summary of Significant Accounting Policies

Nature of Operations   Medtronic, Inc. (Medtronic or the Company) is the global leader in medical technology - alleviating pain, restoring health, and extending life for millions of people around the world. The Company provides innovative products and therapies for use by medical professionals to meet the health care needs of their patients. Primary products include those for cardiac rhythm disorders, cardiovascular disease, neurological disorders, spinal conditions and musculoskeletal trauma, urological and digestive disorders, diabetes, and ear, nose, and throat conditions.

The Company is headquartered in Minneapolis, Minnesota, and markets its products primarily through a direct sales force in the United States (U.S.) and a combination of direct sales representatives and independent distributors in international markets. The primary markets for products are the U.S., Western Europe, and Japan.

Principles of Consolidation   The consolidated financial statements include the accounts of Medtronic, Inc., and all of its subsidiaries. All significant intercompany transactions and accounts have been eliminated. U.S. generally accepted accounting principles (U.S. GAAP) are applied when determining whether an entity is subject to consolidation.

Fiscal Year-End   The Company utilizes a 52/53-week fiscal year, ending the last Friday in April. The Company's fiscal years 2011 and 2009 ended on April 29, 2011 and April 24, 2009, respectively, both of which were 52-week years. Fiscal year 2010 ended on April 30, 2010 and was a 53-week year.

Use of Estimates   The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying Notes. Actual results could differ materially from those estimates.

Cash Equivalents   The Company considers highly liquid investments with maturities of three months or less from the date of purchase to be cash equivalents. These investments are carried at cost, which approximates fair value.

Investments   Investments in marketable equity securities and debt securities that are classified and accounted for as available-for-sale at April 29, 2011 and April 30, 2010 include corporate debt securities, U.S. and foreign government and agency securities, certificates of deposit, mortgage-backed securities, other asset-backed securities, and auction rate securities. The Company invests in available-for-sale securities to promote business and strategic objectives. Available-for-sale debt securities are recorded at fair value in both short-term and long-term investments and marketable equity securities are recorded at fair value in long-term investments on the consolidated balance sheets. The change in fair value for available-for-sale securities is recorded, net of taxes, as a component of accumulated other comprehensive loss on the consolidated balance sheets.

Investments in securities that are classified and accounted for as trading securities at April 29, 2011 and April 30, 2010 include exchange-traded funds. Trading securities are recorded at fair value in long-term investments on the consolidated balance sheets. The Company's trading securities seek to offset changes in liabilities related to equity and other market risks of certain deferred compensation arrangements. The change in fair value for trading securities is recorded as a component of interest expense, net on the consolidated statements of earnings. Management determines the appropriate classification of its investments in debt and equity securities at the time of purchase and reevaluates such determinations at each balance sheet date.

Certain of the Company's investments in equity and other securities are long-term, strategic investments in companies that are in varied stages of development. The Company accounts for these investments under the cost or the equity method of accounting, as appropriate. The valuation of equity and other securities accounted for under the cost method considers all available financial information related to the investee, including valuations based on recent third-party equity investments in the investee. If an unrealized loss for any investment is considered to be other-than-temporary, the loss will be recognized in the consolidated statements of earnings in the period the determination is made. Equity securities accounted for under the equity method are initially recorded at the amount of the Company's investment and adjusted each period for the Company's share of the investee's income or loss and dividends paid. Equity securities accounted for under both the cost and equity methods are reviewed quarterly for changes in circumstance or the occurrence of events that suggest the Company's investment may not be recoverable. See Note 5 for discussion of the gains and losses recognized on equity and other securities.

Accounts Receivable   The Company grants credit to customers in the normal course of business, but generally does not require collateral or any other security to support its receivables. The Company maintains an allowance for doubtful accounts for potential credit losses. Uncollectible accounts are written off against the allowance when it is deemed that a customer account is uncollectible.

Inventories    Inventories are stated at the lower of cost or market, with cost determined on a first-in, first-out basis. Inventory balances are as follows:

(in millions)	April 29,	April 30,
	2011	2010
Finished goods	$1,067	$896
Work in process	263	269
Raw materials	365	316
Total	$1,695	$1,481

Property, Plant, and Equipment   Property, plant, and equipment is stated at cost. Additions and improvements that extend the lives of the assets are capitalized while expenditures for repairs and maintenance are expensed as incurred. Depreciation is provided using the straight-line method over the estimated useful lives of the various assets. Property, plant, and equipment balances and corresponding lives are as follows:

	April 29,	April 30,	Lives
(in millions)	2011	2010	(in years)
Land and land improvements	$137	$137	Up to 20
Buildings and leasehold improvements	1,489	1,427	Up to 40
Equipment	3,888	3,525	3-7
Construction in progress	303	269	—
Subtotal	5,817	5,358
Less: Accumulated depreciation	(3,306)	(2,937)
Property, plant, and equipment, net	$2,511	$2,421

Depreciation expense of  $464 million,  $454 million, and  $418 million was recognized in fiscal years 2011, 2010, and 2009, respectively.

Goodwill   Goodwill is the excess of purchase price of an acquired business over the amounts assigned to assets acquired and liabilities assumed in a business combination. In accordance with U.S. GAAP, goodwill is not amortized. Goodwill is tested for impairment annually or whenever an event occurs or circumstances change that would indicate the carrying amount may be impaired. Impairment testing for goodwill is done at a reporting unit level. An impairment loss is recognized when the carrying amount of the reporting unit's net assets exceed the estimated fair value of the reporting unit. The estimated fair value is determined using a discounted future cash flow analysis. The Company completed its annual goodwill impairment test in the third quarter of fiscal years 2011, 2010, and 2009 and determined that no goodwill was impaired.

Intangible Assets   Intangible assets include patents, trademarks, purchased technology, and in-process research and development (IPR&D) (since April 25, 2009). Intangible assets with a definite life are amortized on a straight-line or accelerated basis, as appropriate, with estimated useful lives ranging from three to 20 years. Intangible assets are tested for impairment annually or whenever events or circumstances indicate that a carrying amount of an asset (asset group) may not be recoverable. Impairment is calculated as the excess of the asset's carrying value over its fair value. Fair value is generally determined using a discounted future cash flow analysis.

IPR&D   When the Company acquires another entity, the purchase price is allocated, as applicable, between IPR&D, other identifiable intangible assets, and net tangible assets, with the remainder recognized as goodwill. During fiscal year 2010, the Company adopted authoritative guidance related to business combinations. Under this guidance, IPR&D is capitalized. Prior to the adoption of this guidance, IPR&D was immediately expensed. The adoption of the authoritative guidance did not change the requirement to expense IPR&D immediately with respect to asset acquisitions. These IPR&D charges are included within acquisition-related items in the Company's consolidated statements of earnings. IPR&D has an indefinite life and is not amortized until completion and development of the project at which time the IPR&D becomes an amortizable asset. If the related project is not completed in a timely manner, the Company may have an impairment related to the IPR&D, calculated as the excess of the asset's carrying value over its fair value.

The Company's policy defines IPR&D as the value assigned to those projects for which the related products have not received regulatory approval and have no alternative future use. Determining the portion of the purchase price allocated to IPR&D requires the Company to make significant estimates. The amount of the purchase price allocated to IPR&D is determined by estimating the future cash flows of each project or technology and discounting the net cash flows back to their present values. The discount rate used is determined at the time of acquisition in accordance with accepted valuation methods. These methodologies include consideration of the risk of the project not achieving commercial feasibility.

At the time of acquisition, the Company expects all acquired IPR&D will reach technological feasibility, but there can be no assurance that the commercial viability of these products will actually be achieved. The nature of the efforts to develop the acquired technologies into commercially viable products consists principally of planning, designing, and conducting clinical trials necessary to obtain regulatory approvals. The risks associated with achieving commercialization include, but are not limited to, delay or failure to obtain regulatory approvals to conduct clinical trials, delay or failure to obtain required market clearances, and patent issuance, and validity and litigation, if any. If commercial viability were not achieved, the Company would likely look to other alternatives to provide these therapies.

Contingent Consideration During fiscal year 2010, as mentioned above, the Company adopted authoritative guidance related to business combinations. Under this guidance, the Company must recognize contingent purchase price consideration at fair value at the acquisition date. Prior to the adoption of this guidance, contingent consideration was not included on the balance sheet and was recorded as incurred. The acquisition date fair value is measured based on the consideration expected to be transferred (probability-weighted), discounted back to present value. The discount rate used is determined at the time of the acquisition in accordance with accepted valuation methods. The fair value of the contingent milestone consideration is remeasured at the estimated fair value at each reporting period with the change in fair value recognized as income or expense within acquisition-related items in the Company's consolidated statements of earnings. Therefore, any changes in the fair value will impact the Company's earnings in such reporting period thereby resulting in potential variability in the Company's earnings until contingencies are resolved.

Warranty Obligation   The Company offers a warranty on various products. The Company estimates the costs that may be incurred under its warranties and records a liability in the amount of such costs at the time the product is sold. Factors that affect the Company's warranty liability include the number of units sold, historical and anticipated rates of warranty claims, and cost per claim. The Company periodically assesses the adequacy of its recorded warranty liabilities and adjusts the amounts as necessary. The amount of the reserve recorded is equal to the net costs to repair or otherwise satisfy the claim. The Company includes the covered costs associated with field actions, if any, in cost of products sold in the Company's consolidated statements of earnings. The Company includes the warranty obligation in other accrued expenses and other long-term liabilities on the Company's consolidated balance sheets.

Changes in the Company's product warranty obligations during the years ended April 29, 2011 and April 30, 2010 consisted of the following:

(in millions)
Balance as of April 24, 2009	$35
Warranty claims provision	50
Settlements made	(40)
Balance as of April 30, 2010	$45
Warranty claims provision	28
Settlements made	(29)
Balance as of April 29, 2011	$44

Self-Insurance   It is the Company's policy to self-insure the vast majority of its insurable risks including medical and dental costs, disability coverage, physical loss to property, business interruptions, workers' compensation, comprehensive general, director and officer, and product liability. Insurance coverage is obtained for those risks required to be insured by law or contract. A provision for losses under the self-insured program is recorded and revised quarterly. The Company uses claims data and historical experience, as applicable, to estimate liabilities associated with the exposures that the Company has self-insured. Based on historical loss trends, the Company believes that its self-insurance program accruals are adequate to cover future losses. Historical trends, however, may not be indicative of future losses. These losses could have a material adverse impact on the Company's consolidated financial statements.

Retirement Benefit Plan Assumptions   The Company sponsors various retirement benefit plans, including defined benefit pension plans (pension benefits), post-retirement medical plans (post-retirement benefits), defined contribution savings plans, and termination indemnity plans, covering substantially all U.S. employees and many employees outside the U.S. Pension benefit costs include assumptions for the discount rate, retirement age, compensation rate increases, and the expected return on plan assets. Post-retirement medical benefit costs include assumptions for the discount rate, retirement age, expected return on plan assets, and health care cost trend rate assumptions.

The Company evaluates the discount rate, retirement age, compensation rate increases, expected return on plan assets, and health care cost trend rates of its pension benefits and post-retirement benefits annually. In evaluating these assumptions, many factors are considered, including an evaluation of assumptions made by other companies, historical assumptions compared to actual results, current market conditions, asset allocations, and the views of leading financial advisors and economists. In evaluating the expected retirement age assumption, the Company considers the retirement ages of past employees eligible for pension and medical benefits together with expectations of future retirement ages. Refer to Note 14 for additional information regarding the Company's retirement benefit plans.

Revenue Recognition   The Company sells its products primarily through a direct sales force in the U.S. and a combination of direct sales representatives and independent distributors in international markets. The Company recognizes revenue when title to the goods and risk of loss transfers to customers, provided there are no material remaining performance obligations required of the Company or any matters requiring customer acceptance. In cases where the Company utilizes distributors or ships product directly to the end user, it recognizes revenue upon shipment provided all revenue recognition criteria have been met. A portion of the Company's revenue is generated from inventory maintained at hospitals or with field representatives. For these products, revenue is recognized at the time the product has been used or implanted. For multiple-element arrangements, the Company allocates revenue from the arrangement to the elements based on the relative fair value of each element, which is based on reliable and objective evidence. The fair value is generally based on the relative sales price of each element when sold separately. The Company records estimated sales returns, discounts, and rebates as a reduction of net sales in the same period revenue is recognized.

Research and Development   Research and development costs are expensed when incurred. Research and development costs include costs of all basic research activities as well as other research, engineering, and technical effort required to develop a new product or service or make significant improvement to an existing product or manufacturing process. Research and development costs also include pre-approval regulatory and clinical trial expenses.

Other Expense, Net   Other expense, net includes intellectual property amortization expense, royalty income and expense, realized equity security gains and losses, realized foreign currency transaction and derivative gains and losses, impairment charges on equity securities, and the Puerto Rico excise tax.

Stock-Based Compensation The Company's compensation programs include share-based payments. All awards under share-based payment programs are accounted for at fair value and these fair values are generally amortized on a straight-line basis over the vesting terms into cost of products sold, research and development expense, and selling, general, and administrative expense in the consolidated statements of earnings, as appropriate. Refer to Note 12 for additional information.

Foreign Currency Translation   Assets and liabilities of non-U.S. functional currency entities are translated to U.S. dollars at period-end exchange rates, and the resulting gains and losses arising from the translation of those net assets are recorded as a cumulative translation adjustment, a component of accumulated other comprehensive loss on the consolidated balance sheets. Elements of the consolidated statements of earnings are translated at average currency exchange rates in effect during the period and foreign currency transaction gains and losses are included in other expense, net in the consolidated statements of earnings.

Comprehensive Income and Accumulated Other Comprehensive Loss   In addition to net earnings, comprehensive income includes changes in currency exchange rate translation adjustments, unrealized gains and losses on currency exchange rate derivative contracts qualifying and designated as cash flow hedges, net changes in retirement obligation funded status, and unrealized gains and losses on available-for-sale marketable securities. Comprehensive income in fiscal years 2011, 2010, and 2009 was  $3.179 billion,  $2.997 billion, and  $2.153 billion, respectively.

Presented below is a summary of activity for each component of accumulated other comprehensive loss for fiscal years 2011, 2010, and 2009:

(in millions)	Unrealized Gain/(Loss) on Investments	Cumulative Translation Adjustments	Net Change in Retirement Obligations	Unrealized Gain/(Loss) on Foreign Currency Exchange Rate Derivatives	Accumulated Other Comprehensive Loss
Balance as of April 25, 2008	$(41)	$209	$(189)	$(266)	$(286)
Other comprehensive (loss)/income	(54)	(147)	(210)	494	83
Adjustment for change in plan measurement date pursuant to the new authoritative guidance for accounting for defined benefit pension and other post-retirement plans	-	-	1	-	1
Balance as of April 24, 2009	$(95)	$62	$(398)	$228	$(202)
Other comprehensive (loss)/income	68	181	(214)	(137)	(102)
Reclassification of other-than-temporary losses on marketable securities included in net earnings	(3)	-	-	-	(3)
Balance as of April 30, 2010	$(30)	$243	$(612)	$91	$(307)
Other comprehensive (loss)/income	226	200	5	(348)	83
Balance as of April 29, 2011	$196	$443	$(607)	$(257)	$(224)

Translation adjustments are not adjusted for income taxes as substantially all translation adjustments relate to permanent investments in non-U.S. subsidiaries. The tax expense/(benefit) on the unrealized gain/(loss) on foreign exchange derivatives in fiscal years 2011, 2010, and 2009 was  $(183) million,  $(75) million, and  $320 million, respectively. The tax expense/(benefit) related to the net change in retirement obligations was  $3 million,  $(112) million, and  $(109) million in fiscal years 2011, 2010, and 2009, respectively. The Company adopted measurement date authoritative guidance for defined benefit plans in the fourth quarter of fiscal year 2009, which resulted in a one-time adjustment to retained earnings and accumulated other comprehensive loss in that period. The tax expense on the adjustment to other comprehensive loss for the change in measurement date was less than  $1 million. The tax expense/(benefit) on the unrealized gain/(loss) on investments in fiscal years 2011, 2010, and 2009 was  $130 million,  $35 million, and  $(33) million, respectively. During fiscal year 2011, the Company received shares in the form of a dividend related to a previous cost method investment, and in accordance with authoritative guidance, the Company recorded these shares as an investment and correspondingly recorded an unrealized gain.

Derivatives   U.S. GAAP requires companies to recognize all derivatives as assets and liabilities on the balance sheet and to measure the instruments at fair value through earnings unless the derivative qualifies as a hedge. If the derivative is a hedge, depending on the nature of the hedge and hedge effectiveness, changes in the fair value of the derivative will either be recorded currently through earnings or recognized in accumulated other comprehensive loss on the consolidated balance sheets until the hedged item is recognized in earnings upon settlement/termination. The changes in the fair value of the derivative are intended to offset the change in fair value of the hedged asset, liability, or probable commitment. The Company evaluates hedge effectiveness at inception and on an ongoing basis. If a derivative is no longer expected to be highly effective, hedge accounting is discontinued. Hedge ineffectiveness, if any, is recorded in earnings.

The Company uses operational and economic hedges, as well as currency exchange rate derivative instruments, to manage the impact of currency exchange rate changes on earnings and cash flows. In order to minimize earnings and cash flow volatility resulting from currency exchange rate changes, the Company enters into derivative instruments, principally forward currency exchange rate contracts. These contracts are designed to hedge anticipated foreign currency transactions and changes in the value of specific assets, liabilities, and probable commitments. At inception of the contract, the derivative is designated as either a freestanding derivative or a cash flow hedge. The primary currencies of the derivative instruments are the Euro and the Japanese Yen. The Company does not enter into currency exchange rate derivative instruments for speculative purposes. All derivative instruments are recorded at fair value on the consolidated balance sheets, as a component of prepaid expenses and other current assets, other assets, other accrued expenses, or other long-term liabilities depending upon the gain or loss position of the contract and contract maturity date.

Forward currency exchange rate contracts designated as cash flow hedges are designed to hedge the variability of cash flows associated with forecasted transactions denominated in a foreign currency that will take place in the future. Changes in value of derivatives designated as cash flow hedges are recorded in accumulated other comprehensive loss on the consolidated balance sheets until earnings are affected by the variability of the underlying cash flows. At that time, the applicable amount of gain or loss from the derivative instrument that is deferred in shareholders' equity is reclassified to earnings and is included in other expense, net or cost of products sold in the consolidated statements of earnings, depending on the underlying transaction that is being hedged.

The Company uses forward currency exchange rate contracts to offset its exposure to the change in value of specific foreign currency denominated assets and liabilities. These forward currency exchange rate contracts are not designated as hedges, and therefore, changes in the value of these freestanding derivatives are recognized currently in earnings, thereby offsetting the current earnings effect of the related change in U.S. dollar value of foreign currency denominated assets and liabilities.

The Company uses interest rate derivative instruments to manage its exposure to interest rate movements by converting fixed-rate debt into floating-rate debt. The objective of the instruments is to more effectively manage the Company's borrowing costs and interest rate risk. These derivative instruments are designated as fair value hedges under U.S. GAAP. Changes in the fair value of the derivative instrument are recorded in interest expense, net, and are offset by changes in the fair value on the underlying debt instrument. Interest expense, net includes interest payments made or received under interest rate derivative instruments.

In addition, the Company has collateral credit agreements with its primary derivative counterparties. Under these agreements, either party is required to post eligible collateral when the market value of transactions covered by the agreement exceeds specific thresholds, thus limiting credit exposure for both parties.

Earnings Per Share   Basic earnings per share is computed based on the weighted average number of common shares outstanding. Diluted earnings per share is computed based on the weighted average number of common shares outstanding increased by the number of additional shares that would have been outstanding had the potentially dilutive common shares been issued and reduced by the number of shares the Company could have repurchased with proceeds from issuance of the potentially dilutive shares. Potentially dilutive shares of common stock include stock options and other stock-based awards granted under stock-based compensation plans and shares committed to be purchased under the employee stock purchase plan.

The table below sets forth the computation of basic and diluted earnings per share:

	Fiscal Year
(in millions, except per share data)	2011	2010	2009
Numerator:
Net earnings	$3,096	$3,099	$2,070
Denominator:
Basic – weighted average shares outstanding	1,077.4	1,106.3	1,121.9
Effect of dilutive securities:
Employee stock options	0.6	0.9	2.4
Employee restricted stock units	3.4	1.9	1.2
Other	0.3	0.3	0.8
Diluted – weighted average shares outstanding	1,081.7	1,109.4	1,126.3

Basic earnings per share	$2.87	$2.80	$1.85
Diluted earnings per share	$2.86	$2.79	$1.84

The calculation of weighted average diluted shares outstanding excludes options for approximately 59 million, 65 million, and 62 million shares of common stock in fiscal years 2011, 2010, and 2009, respectively, as the exercise price of those options was greater than the average market price, resulting in an anti-dilutive effect on diluted earnings per share. For fiscal years 2011, 2010, and 2009, common share equivalents related to the Company's  $2.200 billion of Senior Convertible Notes were anti-dilutive as the market price of the Company's stock was below the conversion price of the Senior Convertible Notes and, therefore, were excluded from the calculation of weighted average diluted shares.

New Accounting Standards

In October 2009, the Financial Accounting Standards Board (FASB) updated the revenue recognition accounting guidance relating to the accounting for revenue arrangements that involve more than one deliverable or unit of accounting. The updated guidance requires companies to allocate arrangement considerations in multiple deliverable arrangements in a manner that better reflects the economics of the transaction by revising certain thresholds for separation, and providing criteria for allocation of revenue among deliverables. The updated guidance is effective for the Company beginning in the first quarter of fiscal year 2012. The Company is electing to adopt the provisions prospectively to new or materially modified arrangements beginning on the effective date. The Company has evaluated the adoption of this guidance and it is not expected to have a material impact on the Company's consolidated financial statements.

In January 2010, the FASB updated the disclosure requirements for fair value measurements. The updated guidance requires companies to disclose separately the investments that transfer in and out of Levels 1 and 2 and the reasons for those transfers. Additionally, in the reconciliation for fair value measurements using significant unobservable inputs (Level 3), companies should present separately information about purchases, sales, issuances, and settlements. The updated guidance was effective for the Company beginning in the fourth quarter of fiscal year 2010, except for the disclosures about purchases, sales, issuances, and settlements in the Level 3 reconciliation, which are effective for the Company beginning in the first quarter of fiscal year 2012. As this guidance only requires additional disclosures, the adoption of this guidance is not expected to have a material impact on the Company's consolidated financial statements. Refer to Note 6 for additional information on Levels 1, 2, and 3.

In December 2010, the FASB updated the accounting guidance relating to the annual goodwill impairment test. The updated guidance requires companies to perform the second step of the impairment test to measure the amount of impairment loss, if any, when it is more likely than not that goodwill impairment exists when the carrying amount of a reporting unit is zero or negative. In considering whether it is more likely than not that goodwill impairment exists, an entity shall evaluate whether there are adverse qualitative factors. The updated guidance is effective for the Company beginning in the first quarter of fiscal year 2012. The adoption of this guidance is not expected to have a material impact on the Company's consolidated financial statements.

In May 2011, the FASB updated the accounting guidance related to fair value measurements. The updated guidance results in a consistent definition of fair value and common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (IFRS). The updated guidance is effective for the Company beginning in the third quarter of fiscal year 2012. The Company is currently evaluating the impact of adoption of this accounting guidance on its consolidated financial statements.

In June 2011, the FASB updated the disclosure requirements for comprehensive income. The updated guidance requires companies to disclose the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not affect how earnings per share is calculated or presented. The updated guidance is effective for the Company beginning in the fourth quarter of fiscal year 2012. The Company is currently evaluating the impact of adoption of this accounting guidance on its consolidated financial statements.

Certain Litigation Charges, Net	12 Months Ended
Apr. 29, 2011
Certain Litigation Charges Note [Abstract]
Certain Litigation Charges, Net

2. Special Charges and Certain Litigation Charges, Net

Special Charges

In fiscal years 2011 and 2010, there were no special charges.

In fiscal year 2009, consistent with the Company's commitment to improving the health of people and communities throughout the world, the Company recorded a  $100 million contribution to The Medtronic Foundation, which is a related party non-profit organization. The contribution to The Medtronic Foundation was paid in the fourth quarter of fiscal year 2009.

Certain Litigation Charges, Net

The Company classifies material litigation reserves and gains recognized as certain litigation charges, net. In fiscal year 2011, the Company recorded certain litigation charges, net of  $245 million related primarily to a  $221 million settlement involving the Sprint Fidelis family of defibrillation leads and accounting charges for Other Matters litigation. The Sprint Fidelis settlement related to the resolution of certain outstanding product liability litigation related to the Sprint Fidelis family of defibrillation leads that were subject to a field action announced October 15, 2007. Refer to Note 16 for additional information.

In fiscal year 2010, the Company recorded certain litigation charges, net of  $374 million related to settlements with Abbott Laboratories (Abbott) and W.L. Gore & Associates, Inc. (Gore). The Abbott settlement accounted for  $444 million in litigation charges and the Gore settlement accounted for a  $70 million litigation gain. The Abbott settlement related to the resolution of all outstanding intellectual property litigation. The terms of the Abbott agreement stipulate that neither party will sue the other in the field of coronary stent and stent delivery systems for a period of at least 10 years, subject to certain conditions. Both parties also agreed to a cross-license of the disputed patents within the defined field. The  $444 million settlement amount included a  $400 million payment made to Abbott and a  $42 million success payment made to evYsio Medical Devices, LLC (evYsio). In addition, a  $2 million payment was made to evYsio in connection with an amendment to the parties' existing agreement in order to expand the scope of the definition of the license field from evYsio. The Company paid the settlement in the second quarter of fiscal year 2010. The Gore settlement related to the resolution of outstanding patent litigation related to selected patents in Medtronic's Jervis and Wiktor patent families. The terms of the agreement stipulate that neither party will sue the other in the defined field of use, subject to certain conditions. The Company granted Gore a worldwide, irrevocable, non-exclusive license in the defined field of use. In addition and subject to certain conditions, Gore began paying the Company quarterly payments in January 2010 that will continue through the fiscal quarter ending October 2018.

In fiscal year 2009, the Company incurred four certain litigation charges, net totaling  $714 million. The first charge in fiscal year 2009 of  $178 million related to litigation with DePuy Spine (formerly DePuy/AcroMed), a subsidiary of Johnson & Johnson (J&J), and Biedermann Motech GmbH (collectively, DePuy) regarding patent infringement claims stemming from the Vertex line of multiaxial screws. On June 1, 2009, the U.S. Court of Appeals for the Federal Circuit affirmed the December 2007 ruling of infringement and awarded damages based on lost profits, but reversed certain elements of the original 2007 award. Prior to the U.S. Court of Appeals' decision, the Company had not recorded expense related to the damages awarded in 2007 as the Company did not believe that an unfavorable outcome in this matter was probable under U.S. GAAP. As a result of the U.S. Court of Appeals' decision, the Company recorded a reserve of  $178 million which covered the revised damages award and pre- and post-judgment interest. The Company paid the settlement in June 2009.

The second charge in fiscal year 2009 of  $270 million related to a settlement of royalty disputes with J&J which concern Medtronic's licensed use of certain patents. The agreement reached in the fourth quarter of fiscal year 2009 ended all current and potential disputes between the two parties under their 1997 settlement and license agreement relating to coronary angioplasty stent design and balloon material patents. The Company paid the settlement in May 2009.

The third charge in fiscal year 2009 of  $229 million related to litigation with Cordis Corporation (Cordis), a subsidiary of J&J. The Cordis litigation originated in October 1997 and pertains to patent infringement claims on previous generations of bare metal stents that are no longer on the market. On September 30, 2008, the U.S. District Court entered final judgment including accrued interest, totaling approximately  $521 million, to Cordis. The Company had previously recorded a charge of  $243 million related to this litigation in the third quarter of fiscal year 2008. At the time the  $243 million charge was recorded, the range of potential loss related to this matter was subject to a high degree of estimation. The amount recorded represented an estimate at the low end of the range of probable outcomes related to the matter. Given that the Company and J&J were involved in a number of litigation matters which span across businesses, the Company entered into negotiations with J&J in an attempt to settle some of the additional litigation simultaneous with the payment of this judgment. Ultimately, the agreement reached with Cordis required a total cash payment of  $472 million, which included the settlement of several outstanding legal matters between the parties. The charge of  $229 million in fiscal year 2009 is the net result of  $472 million in cash payments, offset by the existing reserves on the balance sheet including interest accrued on the  $243 million since the date established. The settlement amount of  $472 million was paid in fiscal year 2009.

The fourth charge recognized in fiscal year 2009 related to litigation that originated in May 2006 with Fastenetix LLC (Fastenetix), a patent holding company. The litigation related to an alleged breach of a royalty agreement in the Spinal business. The agreement reached with Fastenetix required a total cash payment of  $125 million for the settlement of ongoing litigation and the purchase of patents. Of the  $125 million,  $37 million was assigned to past damages in the case and the remaining  $88 million was recorded as purchased intellectual property that has an estimated useful life of seven years. The settlement amount of  $125 million was paid in fiscal year 2009.

Restructuring Charges	12 Months Ended
Apr. 29, 2011
Restructuring Charges [Abstract]
Restructuring Charges

3. Restructuring Charges

Fiscal Year 2011 Initiative

In the fourth quarter of fiscal year 2011, the Company recorded a  $272 million restructuring charge, which consisted of employee termination costs of  $177 million, asset write-downs of  $24 million, contract termination fees of  $45 million, and other related costs of  $26 million. The fiscal year 2011 initiative was designed to restructure the business to align its cost structure to current market conditions and to continue to position the Company for long-term sustainable growth. To reshape for growth, the Company scaled back its infrastructure in slower growing areas while continuing to invest in geographies, businesses, and products where faster growth is anticipated, such as emerging markets and new technologies. This initiative impacted most businesses and certain corporate functions. Included in the  $177 million of employee termination costs were severance and the associated costs of continued medical benefits and outplacement services, as well as  $15 million of incremental defined benefit pension and post-retirement related expenses for employees that accepted voluntary early retirement packages. These costs are not included in the table summarizing the restructuring costs below because they are associated with costs that are accounted for under the pension and post-retirement rules. For further discussion on the incremental defined benefit pension and post-retirement related expenses, see Note 14. Of the  $24 million of asset write-downs,  $11 million related to inventory write-offs of discontinued product lines and production-related asset impairments and therefore was recorded within cost of products sold in the consolidated statement of earnings. Additionally, included in the other related costs is a  $19 million intangible asset impairment related to the discontinuance of a product line within the CardioVascular business.

In connection with the fiscal year 2011 initiative, as of the end of the fourth quarter of fiscal year 2011, the Company had identified approximately 2,100 positions for elimination to be achieved through voluntary early retirement packages offered to employees, voluntary separation, and involuntary separation. Of the 2,100 positions identified, approximately 120 positions have been eliminated as of April 29, 2011. The fiscal year 2011 initiative is scheduled to be substantially complete by the end of the fourth quarter of fiscal year 2012.

A summary of the activity related to the fiscal year 2011 initiative is presented below:

	Fiscal Year 2011 Initiative
(in millions)	Employee
	Termination	Asset	Other
	Costs	Write-downs	Costs	Total
Balance as of April 30, 2010	$-	$-	$-	$-
Restructuring charges	162	24	71	257
Payments/write-downs	(5)	(24)	(24)	(53)
Balance as of April 29, 2011	$157	$-	$47	$204

Fiscal Year 2009 Initiative

In the fourth quarter of fiscal year 2009, the Company recorded a  $34 million restructuring charge, which consisted of employee termination costs of  $29 million and asset write-downs of  $5 million. The fiscal year 2009 initiative focused on streamlining the organization and standardizing or centralizing certain functional activities which were not unique to individual businesses. This initiative was designed to streamline operations, by further consolidating manufacturing and eliminating certain non-core product lines, and to further align resources around the Company's higher growth opportunities. This initiative impacted most businesses and certain corporate functions. Of the  $5 million of asset write-downs,  $3 million related to inventory write-offs and production-related asset impairments and therefore was recorded within cost of products sold in the consolidated statement of earnings. The employee termination costs of  $29 million consisted of severance and the associated costs of continued medical benefits and outplacement services.

As a continuation of the fiscal year 2009 initiative, in the first quarter of fiscal year 2010, the Company incurred  $72 million of incremental restructuring charges, which consisted of employee termination costs of  $62 million and asset write-downs of  $10 million. Included in the  $62 million of employee termination costs was  $9 million of incremental defined benefit pension and post-retirement related expenses for those employees who accepted early retirement packages. These costs are not included in the table summarizing restructuring costs below because they are associated with costs that are accounted for under the pension and post-retirement rules. For further discussion on the incremental defined benefit pension and post-retirement related expenses, see Note 14. Of the  $10 million of asset write-downs,  $7 million related to inventory write-offs and production-related asset impairments and therefore was recorded within cost of products sold in the consolidated statement of earnings.

In the fourth quarter of fiscal year 2010, the Company recorded a  $12 million reversal of excess restructuring reserves related to the fiscal year 2009 initiative. This reversal was primarily a result of a higher than expected percentage of employees identified for elimination finding positions elsewhere within the Company.

In connection with the fiscal year 2009 initiative, as of the end of the first quarter of fiscal year 2010, the Company had identified approximately 1,500 positions for elimination which were achieved through early retirement packages offered to employees, voluntary separation, and involuntary separation. As of July 30, 2010, the fiscal year 2009 initiative was substantially complete.

A summary of the activity related to the fiscal year 2009 initiative is presented below:

	Fiscal Year 2009 Initiative
(in millions)	Employee
	Termination	Asset
	Costs	Write-downs	Total
Balance as of April 25, 2008	$-	$-	$-
Restructuring charges	29	5	34
Payments/write-downs	(1)	(5)	(6)
Balance as of April 24, 2009	$28	$-	$28
Restructuring charges	53	10	63
Reversal of excess accrual	(12)	-	(12)
Payments	(64)	(10)	(74)
Balance as of April 30, 2010	$5	$-	$5
Payments/write-downs	(5)	-	(5)
Balance as of July 30, 2010	$-	$-	$-

Global Realignment Initiative

In the fourth quarter of fiscal year 2008, the Company began a global realignment initiative which focused on shifting resources to those areas where the Company had the greatest opportunities for growth and streamlining operations to drive operating leverage. The global realignment initiative impacted most businesses and certain corporate functions. Within the Company's Cardiac Rhythm Disease Management business, the Company reduced research and development infrastructure by closing a facility outside the U.S., reprioritizing research and development projects to focus on the core business and consolidating manufacturing operations to drive operating leverage. Within the Company's Spinal business, the Company reorganized and consolidated certain activities where Medtronic's existing infrastructure, resources, and systems could be leveraged to obtain greater operational synergies. The global realignment initiative was also designed to further consolidate manufacturing of CardioVascular products, streamline distribution of products in select businesses and to reduce general and administrative costs in the Company's corporate functions.

In the first quarter of fiscal year 2009, as a continuation of the global realignment initiative, the Company incurred  $96 million of incremental restructuring charges, which consisted of employee termination costs of  $91 million and asset write-downs of  $5 million. The majority of the expense recognized in the first quarter of fiscal year 2009 related to the execution of the Company's global realignment initiative outside the U.S. This included the realignment and elimination of certain personnel throughout Europe and the emerging markets and the closure of an existing facility in the Netherlands that has been integrated into the U.S. operations. The remainder of the expense was associated with enhanced severance benefits provided to employees identified in the fourth quarter of fiscal year 2008. These incremental costs were not accrued in fiscal year 2008 because the enhanced benefits had not yet been communicated to the impacted employees.

In the fourth quarter of fiscal year 2009, the Company recorded a  $7 million reversal of excess restructuring reserves related to the global realignment initiative. This reversal was primarily a result of favorable severance negotiations with certain employee populations outside the U.S. as well as a higher than expected percentage of employees identified for elimination finding positions elsewhere within the Company.

In the first quarter of fiscal year 2010, the Company recorded an  $8 million reversal of excess restructuring reserves primarily as a result of favorable severance negotiations as well as a higher than expected percentage of employees identified for elimination finding positions elsewhere in the Company. This  $8 million reversal of excess reserves was partially offset by a  $5 million charge the Company recorded in the first quarter of fiscal year 2010 related to the further write-down of a non-inventory related asset resulting from the continued decline in the international real estate market.

In connection with the global realignment initiative, as of the end of the first quarter of fiscal year 2009, the Company had identified approximately 900 positions for elimination which were achieved through both voluntary and involuntary separation. As of October 30, 2009, the global realignment initiative was substantially complete.

A summary of the activity related to the global realignment initiative is presented below:

	Global Realignment Initiative
(in millions)	Employee
	Termination	Asset
	Costs	Write-downs	Total
Balance as of April 25, 2008	$25	$-	$25
Restructuring charges	91	5	96
Reversal of excess accrual	(7)	-	(7)
Payments/write-downs	(89)	(5)	(94)
Currency adjustment, net	(5)	-	(5)
Balance as of April 24, 2009	$15	$-	$15
Restructuring charges	-	5	5
Reversal of excess accrual	(8)	-	(8)
Payments/write-downs	(9)	(5)	(14)
Currency adjustment, net	2	-	2
Balance as of October 30, 2009	$-	$-	$-

Acquisitions and Acquisition-Related Items	12 Months Ended
Apr. 29, 2011
Acquisitions [Abstract]
Acquisitions and Acquisition-Related Items

4. Acquisitions and Acquisition-Related Items

The Company had various acquisitions and other acquisition-related activity during fiscal years 2011, 2010, and 2009. Certain acquisitions were accounted for as business combinations as noted below. In accordance with authoritative guidance on business combination accounting, the assets and liabilities of the company acquired were recorded as of the acquisition date, at their respective fair values, and consolidated with the Company. The purchase price allocation is based on estimates of the fair value of assets acquired and liabilities assumed. The pro forma impact of these acquisitions was not significant, individually or in the aggregate, to the results of the Company for the fiscal years ended April 29, 2011, April 30, 2010, or April 24, 2009. The results of operations related to each company acquired have been included in the Company's consolidated statements of earnings since the date each company was acquired.

Fiscal Year 2011

Jolife AB

       On February 25, 2011, the Company acquired Jolife AB (Jolife), a privately-held company. Jolife develops, manufactures, and markets the LUCAS Chest Compression System together with complementary technologies. Prior to the acquisition, the Company distributed a large portion of Jolife's product. Total consideration for the transaction was approximately  $53 million. In connection with the acquisition of Jolife, the Company acquired  $46 million of technology-based intangible assets that had an estimated useful life of 10 years at the time of acquisition,  $11 million of net tangible liabilities, and  $18 million of goodwill. The goodwill is not deductible for tax purposes. The Company has accounted for the acquisition of Jolife as a business combination.

Ardian, Inc.

On January 13, 2011, the Company acquired Ardian, Inc. (Ardian), a privately-held company. The Company had previously invested in Ardian and held an 11.3 percent ownership position prior to the acquisition. Ardian develops catheter-based therapies to treat uncontrolled hypertension and related conditions. Total consideration for the transaction was  $1.020 billion, which includes the estimated fair value of revenue-based contingent consideration of  $212 million. The terms of the transaction included an up-front cash payment of  $717 million, excluding the Company's pro-rata share in Ardian, plus potential future commercial milestone payments equal to the annual revenue growth beginning in fiscal year 2012 through the end of the Company's fiscal year 2015. Based upon the acquisition valuation, the Company acquired  $55 million of technology-based intangible assets that had an estimated useful life of 12 years at the time of acquisition,  $191 million of IPR&D,  $33 million of net liabilities, and  $807 million of goodwill. The value attributable to IPR&D has been capitalized as an indefinite-lived intangible asset. The IPR&D primarily relates to the future launch of Ardian's Simplicity Catheter System into the U.S. and Japan markets. Development costs needed to complete the project, estimated to be approximately  $50 million, will be expensed as incurred. The goodwill is not deductible for tax purposes.

The Company has accounted for the acquisition of Ardian as a business combination. The purchase price has been allocated as follows:

(in millions)
Current assets	$12
Property, plant, and equipment	1
IPR&D	191
Other intangible assets	55
Goodwill	807
Total assets acquired	1,066

Current liabilities	10
Long-term deferred tax liabilities, net	36
Total liabilities assumed	46
Net assets acquired	$1,020

Osteotech, Inc.

On November 16, 2010, the Company acquired Osteotech, Inc. (Osteotech). Osteotech develops innovative biologic products for regenerative medicine. Under the terms of the agreement, Osteotech shareholders received  $6.50 per share in cash for each share of Osteotech common stock that they owned. Total consideration for the transaction was  $123 million. Based upon the acquisition valuation, the Company acquired  $46 million of technology-based intangible assets that had an estimated useful life of nine years at the time of acquisition,  $1 million of IPR&D,  $57 million of net tangible assets, and  $19 million of goodwill. The value attributable to IPR&D has been capitalized as an indefinite-lived intangible asset. The goodwill is not deductible for tax purposes.

The Company has accounted for the acquisition of Osteotech as a business combination. The purchase price has been allocated as follows:

(in millions)
Current assets	$34
Property, plant, and equipment	21
IPR&D	1
Other intangible assets	46
Goodwill	19
Inventory	41
Other long-term assets	3
Total assets acquired	165

Current liabilities	19
Other long-term liabilities	15
Long-term deferred tax liabilities, net	8
Total liabilities assumed	42
Net assets acquired	$123

ATS Medical, Inc.

On August 12, 2010, the Company acquired ATS Medical, Inc. (ATS Medical).  ATS Medical is a leading developer, manufacturer, and marketer of products and services focused on cardiac surgery, including heart valves and surgical cryoablation technology. Under the terms of the agreement, ATS Medical shareholders received  $4.00 per share in cash for each share of ATS Medical common stock that they owned. Total consideration for the transaction was  $394 million, which includes  $30 million of ATS Medical debt and acquired contingent consideration of  $10 million. In connection with the acquisition, the Company acquired  $101 million of technology-based intangible assets that had an estimated useful life of 11 years at the time of acquisition,  $6 million of IPR&D,  $78 million of net tangible assets, and  $209 million of goodwill. The value attributable to IPR&D has been capitalized as an indefinite-lived intangible asset. The goodwill is not deductible for tax purposes.

The Company has accounted for the acquisition of ATS Medical as a business combination. The purchase price has been allocated as follows:

(in millions)
Current assets	$51
Property, plant, and equipment	7
IPR&D	6
Other intangible assets	101
Goodwill	209
Long-term deferred tax assets, net	34
Total assets acquired	408

Current liabilities	14
Total liabilities assumed	14
Net assets acquired	$394

Axon Surgical

On June 2, 2010, the Company acquired substantially all of the assets of Axon Surgical (Axon), a privately-held company. Prior to the acquisition, the Company distributed a large portion of Axon's products. The agreement will allow the Company to bring to market the next generation of surgeon-directed and professionally supported spinal neuromonitoring technology and expand the availability of this technology. Total consideration for the transaction, net of cash acquired, was  $62 million, which includes the settlement of existing Axon debt. In connection with the acquisition of Axon, the Company acquired  $41 million of technology-based intangible assets that had an estimated useful life of 10 years at the time of acquisition,  $5 million of tangible assets, and  $16 million of goodwill. The goodwill is deductible for tax purposes. The Company has accounted for the acquisition of Axon as a business combination.

Other Acquisitions and Acquisition-Related Items

On September 14, 2010, the Company acquired a developer of vascular suturing products used in connection with cardiovascular and vascular procedures that require a puncture or incision to the artery. The terms of the transaction included an up-front payment of  $15 million and additional payments of up to  $10 million contingent upon achievement of certain milestones. Total consideration for the transaction was valued at approximately  $21 million, which includes the estimated fair value of additional milestone-based contingent consideration of  $6 million. The Company has accounted for this acquisition as a business combination.

During fiscal year 2011, the Company incurred a  $15 million IPR&D charge related to two asset purchases in the CardioVascular and Surgical Technologies businesses. The Company also incurred a  $15 million IPR&D charge related to a milestone payment under the existing terms of a royalty-bearing, non-exclusive patent cross-licensing agreement with NeuroPace, Inc. Product commercialization related to this technology had not yet been achieved. As a result, in accordance with authoritative guidance, the payments for these transactions were immediately expensed as IPR&D since technological feasibility had not yet been reached and such technology has no future alternative use. These amounts are included within acquisition-related items in the consolidated statement of earnings.

In connection with the Ardian acquisition, the Company recognized a gain of  $85 million on its previously held investment and incurred approximately  $10 million of certain acquisition-related costs, which include banker fees and other professional service fees, which were recorded within acquisition-related items in the consolidated statement of earnings.

In connection with acquisitions of ATS Medical and Osteotech, the Company began to assess and formulate a plan for the elimination of duplicative positions and the termination of certain contractual obligations. As a result, the Company incurred approximately  $24 million and  $21 million, respectively, of certain acquisition-related costs, which include legal fees and severance costs, change in control costs, and contract termination costs, which were recorded within acquisition-related items in the consolidated statement of earnings.

Fiscal Year 2010

Invatec S.p.A.

In April 2010, the Company acquired privately-held Invatec S.p.A. (Invatec), a developer of innovative medical technologies for the interventional treatment of cardiovascular disease, and two affiliated companies. Invatec's two affiliated companies are Fogazzi, which provides polymer technology to Invatec; and Krauth Cardiovascular, which distributes Invatec products in Germany. Under the terms of the agreement, the transaction included an initial up-front payment of  $350 million, which includes the assumption and settlement of existing Invatec debt. The agreement also includes potential additional payments of up to  $150 million contingent upon achievement of certain milestones. Total consideration for the transaction was valued at approximately  $468 million, which includes the  $350 million up-front payment plus the estimated fair value of additional milestone-based contingent consideration of  $118 million.

The potential contingent payments consist of up to  $75 million upon reaching a revenue milestone in fiscal year 2011 and up to  $75 million upon reaching a product development milestone by fiscal year 2013. The Company has recorded, as of the acquisition date, the estimated fair value of the contingent milestone payments of  $118 million as a component of the consideration transferred as part of the acquisition of Invatec.

In connection with the acquisition of Invatec, the Company acquired  $228 million of technology-based intangible assets with an estimated useful life of 12 years. Also as part of the acquisition, the Company recorded  $114 million and  $161 million of IPR&D and goodwill, respectively. The value attributable to IPR&D has been capitalized as an indefinite-lived intangible asset. The IPR&D primarily relates to the future launch of Invatec's drug-eluting balloons into the U.S. market. Development costs incurred on the project, estimated to be approximately  $44 million, will be expensed as incurred. The establishment of goodwill was primarily due to the expected revenue growth that is attributable to increased market penetration from future products and customers. The goodwill is not deductible for tax purposes.

The Company has accounted for the acquisition of Invatec as a business combination. The purchase price has been allocated as follows:

(in millions)
Current assets	$77
Property, plant, and equipment	32
IPR&D	114
Other intangible assets	228
Goodwill	161
Other assets	1
Total assets acquired	613

Current liabilities	46
Long-term deferred tax liabilities, net	99
Total liabilities assumed	145
Net assets acquired	$468

Other Acquisitions and Acquisition-Related Items

In connection with the acquisition of Invatec, the Company began to assess and formulate a plan for the elimination of duplicative positions and the termination of certain contractual obligations. As a result, the Company incurred approximately  $12 million of acquisition-related costs in fiscal year 2010. In February 2010, the Company recorded an IPR&D charge of  $11 million related to the asset acquisition of Arbor Surgical Technologies, Inc.'s bovine pericardial heart valve technology. These amounts were recorded within acquisition-related items in the consolidated statement of earnings.

In August 2009, the Company acquired certain intangible assets related to the distribution of coronary products within the CardioVascular Japan business. In connection with the acquisition, the Company recorded  $29 million of intangible assets with an estimated useful life of five years.

Fiscal Year 2009

CoreValve, Inc.

In April 2009, the Company acquired CoreValve Inc. (CoreValve), a privately-held company. Under the terms of the agreement announced in February 2009, the transaction included an initial up-front payment, including direct acquisition costs, of  $700 million plus potential additional payments contingent upon achievement of certain clinical and revenue milestones. CoreValve develops percutaneous, catheter-based transfemoral aortic valve replacement products that are approved in certain markets outside the U.S.

In connection with the acquisition of CoreValve, the Company acquired  $291 million of technology-based intangible assets with an estimated useful life of 12 years. Also as part of the acquisition, the Company recorded  $123 million and  $424 million of IPR&D and goodwill, respectively. The IPR&D was expensed on the date of acquisition and primarily relates to the future launch of CoreValve's catheter-based transfemoral aortic valve into the U.S. market. For purposes of valuing the acquired IPR&D, the Company estimated total costs to complete of approximately  $80 million at the time of acquisition. The establishment of goodwill was primarily due to the expected revenue growth that is attributable to increased market penetration from future products and customers. The goodwill is not deductible for tax purposes.

The Company has accounted for the acquisition of CoreValve as a business combination. The purchase price has been allocated as follows:

(in millions)
Current assets	$20
Property, plant, and equipment	7
IPR&D	123
Other intangible assets	291
Goodwill	424
Total assets acquired	865

Current liabilities	65
Long-term deferred tax liabilities	100
Total liabilities assumed	165
Net assets acquired	$700

In connection with the acquisition, the Company began to assess and formulate a plan for the elimination of duplicative positions and the termination of certain contractual obligations. The purchase accounting liabilities recorded in connection with these activities was approximately  $39 million. As of April 30, 2010, these purchase accounting liabilities have been fully utilized.

Ablation Frontiers, Inc.

In February 2009, the Company acquired Ablation Frontiers, Inc. (Ablation Frontiers), a privately-held company. Under the terms of the agreement announced in January 2009, the transaction included an initial up-front payment of  $225 million plus potential additional payments contingent upon achievement of certain clinical and revenue milestones. Total consideration for the transaction was approximately  $235 million including the assumption and settlement of existing Ablation Frontiers debt and payment of direct acquisition costs. Ablation Frontiers develops radio frequency (RF) ablation solutions for treatment of atrial fibrillation. Ablation Frontiers' system of ablation catheters with a RF generator is currently approved in certain markets outside the U.S.

In connection with the acquisition of Ablation Frontiers, the Company acquired  $63 million of technology-based intangible assets with an estimated useful life of 11 years. Also as part of the acquisition, the Company recorded  $97 million and  $107 million of IPR&D and goodwill, respectively. The IPR&D was expensed on the date of acquisition and primarily relates to the future launch of Ablation Frontiers' system of ablation catheters and RF generator into the U.S. market. For purposes of valuing the acquired IPR&D, the Company estimated total costs to complete of approximately  $3 million. The establishment of goodwill was primarily due to the expected revenue growth that is attributable to increased market penetration from future products and customers. The goodwill is not deductible for tax purposes.

The Company has accounted for the acquisition of Ablation Frontiers as a business combination. The purchase price has been allocated as follows:

(in millions)
Current assets	$7
Property, plant, and equipment	1
IPR&D	97
Other intangible assets	63
Goodwill	107
Total assets acquired	275

Current liabilities	19
Long-term deferred tax liabilities	21
Total liabilities assumed	40
Net assets acquired	$235

CryoCath Technologies Inc.

In November 2008, the Company acquired all of the outstanding stock of CryoCath Technologies Inc. (CryoCath). Under the terms of the agreement announced in September 2008, CryoCath shareholders received  $8.75 Canadian dollars per share in cash for each share of CryoCath common stock that they owned. Total consideration for the transaction, net of cash acquired, was approximately  $352 million U.S. dollars including the purchase of outstanding CryoCath common stock, the assumption and settlement of existing CryoCath debt, and payment of direct acquisition costs. CryoCath develops cryotherapy products to treat cardiac arrhythmias. CryoCath's Arctic Front product is a minimally invasive cryo-balloon catheter designed specifically to treat atrial fibrillation and is currently approved in certain markets outside the U.S. In addition, the Arctic Front system was approved in the U.S. in the third quarter of fiscal year 2011.

In connection with the acquisition of CryoCath, the Company acquired  $57 million of technology-based intangible assets with an estimated useful life of 11 years. Also as part of the acquisition, the Company recorded  $72 million and  $184 million of IPR&D and goodwill, respectively. The IPR&D was expensed on the date of acquisition and primarily relates to the future launch of Arctic Front into the U.S. market. For purposes of valuing the acquired IPR&D, the Company estimated total costs to complete of approximately  $3 million. The establishment of goodwill was primarily due to the expected revenue growth that is attributable to increased market penetration from future products and customers. The goodwill is not deductible for tax purposes.

The Company has accounted for the acquisition of CryoCath as a business combination. The purchase price has been allocated as follows:

(in millions)
Current assets	$24
Property, plant, and equipment	2
IPR&D	72
Other intangible assets	57
Goodwill	184
Long-term deferred tax assets	61
Total assets acquired	400

Current liabilities	30
Long-term deferred tax liabilities	15
Total liabilities assumed	45
Net assets acquired	$355

Restore Medical, Inc.

In July 2008, the Company acquired Restore Medical, Inc. (Restore). Restore's Pillar Palatal Implant System provides the Company with a minimally invasive, implantable medical device used to treat the soft palate component of sleep breathing disorders, including mild to moderate obstructive sleep apnea and snoring. The Company accounted for the acquisition as a business combination. Restore shareholders received  $1.60 per share in cash for each share of Restore common stock that they owned. Total consideration for the transaction, net of cash acquired, was approximately  $29 million. In connection with the acquisition of Restore, the Company acquired  $17 million of technology-based intangible assets with an estimated useful life of 10 years,  $8 million of net tangible assets, and  $5 million of goodwill. The goodwill is not deductible for tax purposes.

Other Acquisitions and Acquisition-Related Items

In February 2009, the Company recorded an IPR&D charge of  $307 million related to the asset acquisition of privately-held Ventor Technologies Ltd. (Ventor), a development stage company focused on transcatheter heart valve technologies for the treatment of aortic valve disease. This acquisition adds two technologies to the Company's transcatheter valve portfolio: a minimally invasive, surgical transapical technology and a next generation percutaneous, transfemoral technology. Total consideration for the transaction, net of cash acquired, was approximately  $308 million. Of the  $308 million,  $307 million was expensed as IPR&D since technological feasibility of the underlying project had not yet been reached and such technology has no future alternative use and  $1 million related to other net assets acquired. These amounts were recorded within acquisition-related items in the consolidated statement of earnings.

During the second and fourth quarters of fiscal year 2009, the Company recorded IPR&D charges of  $22 million related to the purchase of certain intellectual property for use in the Spinal and Diabetes businesses. These payments were expensed as IPR&D since technological feasibility of the underlying products had not yet been reached and such technology has no future alternative use. These amounts were recorded within acquisition-related items in the consolidated statements of earnings.

Contingent Consideration

Certain of the Company's business combinations or purchases of intellectual property involve the potential for the payment of future contingent consideration upon the achievement of certain product development milestones and/or various other favorable operating conditions. Payment of the additional consideration is generally contingent on the acquired company reaching certain performance milestones, including attaining specified revenue levels, achieving product development targets, or obtaining regulatory approvals. As a result of the Company adopting new authoritative guidance in fiscal year 2010 related to business combinations, contingent consideration is recorded at the acquisition date estimated fair value of the contingent milestone payments for all acquisitions subsequent to April 24, 2009. The fair value of the contingent milestone consideration is remeasured at the estimated fair value at each reporting period with the change in fair value recognized as income or expense within acquisition-related items in the consolidated statements of earnings. The Company measures the initial liability and remeasures the liability on a recurring basis using Level 3 inputs as defined under authoritative guidance for fair value measurements. See Note 6 for further information regarding fair value measurements.

During the third quarter of fiscal year 2011, the Company decreased the undiscounted future contingent consideration by  $81 million to reflect the achievement and subsequent payment of a revenue milestone to the former shareholders of CoreValve in accordance with the fiscal year 2009 acquisition agreement. At April 29, 2011, the estimated maximum potential amount of undiscounted future contingent consideration that the Company is expected to make associated with all completed business combinations or purchases of intellectual property prior to April 24, 2009 was approximately  $240 million. The milestones associated with the contingent consideration must be reached in future periods ranging from fiscal years 2012 to 2016 in order for the consideration to be paid.

The fair value of contingent milestone payments associated with acquisitions subsequent to April 24, 2009 was remeasured as of April 29, 2011 and April 30, 2010 at  $335 million and  $118 million, respectively. As of April 29, 2011,  $269 million was reflected in other long-term liabilities and  $66 million was reflected in other accrued expenses in the consolidated balance sheet. As of April 30, 2010,  $118 million was reflected in other long-term liabilities. The following table provides a reconciliation of the beginning and ending balances of contingent milestone payments associated with acquisitions subsequent to April 24, 2009 measured at fair value that used significant unobservable inputs (Level 3):

	Fiscal Year
(in millions)	2011	2010
Beginning Balance	$118	$-
Purchase price contingent consideration	203	118
Change in fair value of contingent consideration	14	-
Ending Balance	$335	$118

Investments	12 Months Ended
Apr. 29, 2011
Investments [Abstract]
Investments

5. Investments

The Company invests in short-term and long-term investments, which consist primarily of marketable debt and equity securities. The carrying amounts of cash and cash equivalents approximate fair value due to their short maturities.

Information regarding the Company's short-term and long-term investments at April 29, 2011 is as follows:

		Unrealized	Unrealized
(in millions)	Cost	Gains	Losses	Fair Value
Available-for-sale securities:
Corporate debt securities	$1,947	$20	$(6)	$1,961
Auction rate securities	167	-	(34)	133
Mortgage-backed securities	783	10	(8)	785
U.S. government and agency securities	2,731	26	(1)	2,756
Foreign government and agency securities	130	1	-	131
Certificates of deposit	119	-	-	119
Other asset-backed securities	351	1	(3)	349
Marketable equity securities	186	55	(4)	237
Trading securities:
Exchange-traded funds	33	6	-	39
Cost method, equity method, and other investments	656	-	-	656
Total short-term and long-term investments	$7,103	$119	$(56)	$7,166

Information regarding the Company's short-term and long-term investments at April 30, 2010 is as follows:

		Unrealized	Unrealized
(in millions)	Cost	Gains	Losses	Fair Value
Available-for-sale securities:
Corporate debt securities	$2,130	$16	$(12)	$2,134
Auction rate securities	194	-	(52)	142
Mortgage-backed securities	724	8	(15)	717
U.S. government and agency securities	2,745	9	(1)	2,753
Foreign government and agency securities	118	1	-	119
Certificates of deposit	256	-	-	256
Other asset-backed securities	315	1	(3)	313
Marketable equity securities	1	-	-	1
Trading securities:
Exchange-traded funds	29	1	-	30
Cost method, equity method, and other investments	542	-	-	542
Total short-term and long-term investments	$7,054	$36	$(83)	$7,007

Information regarding the Company's available-for-sale and trading securities at April 29, 2011 and April 30, 2010 is as follows:

	April 29, 2011		April 30, 2010
(in millions)	Short-term	Long-term	Short-term	Long-term
Available-for-sale securities	$1,046	$5,425	$2,375	$4,060
Trading securities	-	39	-	30
Total	$1,046	$5,464	$2,375	$4,090

The following tables show the gross unrealized losses and fair values of the Company's available-for-sale investments in individual securities that have been in a continuous unrealized loss position deemed to be temporary for less than 12 months and for more than 12 months, aggregated by investment category as of April 29, 2011 and April 30, 2010:

	April 29, 2011
	Less than 12 months		More than 12 months
		Unrealized		Unrealized
(in millions)	Fair Value	Losses	Fair Value	Losses
Corporate debt securities	$256	$(1)	$16	$(5)
Auction rate securities	-	-	133	(34)
Mortgage-backed securities	161	(1)	67	(7)
U.S. government and agency securities	267	(1)	-	-
Other asset-backed securities	74	(1)	12	(2)
Marketable equity securities	92	(4)	-	-
Total	$850	$(8)	$228	$(48)

	April 30, 2010
	Less than 12 months		More than 12 months
		Unrealized		Unrealized
(in millions)	Fair Value	Losses	Fair Value	Losses
Corporate debt securities	$890	$(3)	$39	$(9)
Auction rate securities	-	-	142	(52)
Mortgage-backed securities	97	-	92	(15)
U.S. government and agency securities	853	(1)	-	-
Other asset-backed securities	95	(1)	19	(2)
Total	$1,935	$(5)	$292	$(78)

At April 29, 2011, the Company concluded that the unrealized losses associated with the available-for-sale securities detailed above were not other-than-temporary as the Company does not have the intent to sell, nor is it more likely than not that the Company will be required to sell, before recovery of the amortized cost.

Activity related to the Company’s short-term and long-term investment portfolio is as follows:

	Fiscal Year
	2011		2010		2009
(in millions)	Debt (a)	Equity (b) (c)	Debt (a)	Equity (b)	Debt (a)	Equity (b)
Proceeds from sales	$6,443	$31	$3,791	$27	$2,845	$-
Gross realized gains	$28	$85	$44	$10	$35	$-
Gross realized losses	$(15)	$-	$(6)	$-	$(8)	$-
Impairment losses recognized	$(5)	$(24)	$(14)	$(40)	$(38)	$(4)

(a) Includes available-for-sale debt securities.
(b) Includes marketable equity securities, cost method, equity method, exchange-traded funds, and other investments.
(c) As a result of the Ardian acquisition that occurred during fiscal year 2011, the Company recognized an $85 million non-cash gain on its previously held minority investment.

The total other-than-temporary impairment losses on available-for-sale debt securities for the fiscal years ended April 29, 2011 and April 30, 2010 were  $18 million and  $29 million, respectively, of which  $13 million and  $15 million, respectively, were recognized in accumulated other comprehensive loss resulting in  $5 million and  $14 million, respectively, of charges being recognized in earnings. These charges relate to credit losses on certain mortgage-backed securities and auction rate securities. The amount of credit losses represents the difference between the present value of cash flows expected to be collected on these securities and the amortized cost. Based on the Company's assessment of the credit quality of the underlying collateral and credit support available to each of the remaining securities in which invested, the Company believes it has recorded all necessary other-than-temporary impairments as the Company does not have the intent to sell, nor is it more likely than not that the Company will be required to sell before recovery of the amortized cost.

The following table shows the credit loss portion of other-than-temporary impairments on debt securities held by the Company as of the dates indicated and the corresponding changes in such amounts:

(in millions)
Balance as of April 24, 2009	$-
Credit losses remaining in retained earnings upon adoption	4
Credit losses recognized on securities previously not impaired	10
Additional credit losses recognized on securities previously impaired	4
Reductions for securities sold during the period	(1)
Balance as of April 30, 2010	17
Credit losses recognized on securities previously not impaired	2
Additional credit losses recognized on securities previously impaired	3
Reductions for securities sold during the period	(2)
Balance as of April 29, 2011	$20

The April 29, 2011 balance of available-for-sale debt securities by contractual maturity is shown in the following table at fair value. Within the table, maturities of mortgage-backed securities have been allocated based upon timing of estimated cash flows, assuming no change in the current interest rate environment. Actual maturities may differ from contractual maturities because the issuers of the securities may have the right to prepay obligations without prepayment penalties.

(in millions)	April 29, 2011
Due in one year or less	$1,252
Due after one year through five years	4,507
Due after five years through ten years	325
Due after ten years	150
Total debt securities	$6,234

As of April 29, 2011 and April 30, 2010, the aggregate carrying amount of equity and other securities without a quoted market price and accounted for using the cost or equity method was  $656 million and  $542 million, respectively. The total carrying value of these investments is reviewed quarterly for changes in circumstance or the occurrence of events that suggest the Company's investment may not be recoverable. The fair value of cost or equity method investments is not adjusted if there are no identified events or changes in circumstances that may have a material adverse effect on the fair value of the investment. During fiscal year 2011, in accordance with authoritative guidance, the Company transferred investments accounted for as cost method investments with a cost basis of  $163 million to available-for-sale marketable equity securities, due to restrictions on a public company investment being within one year from expiration as well as the initial public offering of two other companies in which the Company holds investments. The April 29, 2011 cost method, equity method, and other investments balance includes  $316 million of investments in a public company with trading restrictions through December 31, 2013. These investments will be reclassified to available-for-sale marketable equity securities within one year of the restriction lapsing.

Gains and losses realized on trading securities and available-for-sale debt securities are recorded in interest expense, net in the consolidated statements of earnings. Gains and losses realized on marketable equity securities, cost method, equity method, and other investments are recorded in other expense, net in the consolidated statements of earnings. In addition, unrealized gains and losses on available-for-sale debt and marketable equity securities are recorded in accumulated other comprehensive loss in the consolidated balance sheets and unrealized gains and losses on trading securities are recorded in interest expense, net in the consolidated statements of earnings. Gains and losses from the sale of investments are calculated based on the specific identification method.

Fair Value Measurements	12 Months Ended
Apr. 29, 2011
Fair Value Measurements [Abstract]
Fair Value Measurements

6. Fair Value Measurements

Under the authoritative guidance for fair value measurements, fair value is defined as the exit price, or the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date. The authoritative guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs market participants would use in valuing the asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company's assumptions about the factors market participants would use in valuing the asset or liability developed based upon the best information available in the circumstances. The categorization of financial assets and financial liabilities within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The hierarchy is broken down into three levels defined as follows:

  Level 1 – Inputs are quoted prices in active markets for identical assets or liabilities.

  Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active and inputs (other than quoted prices) that are observable for the asset or liability, either directly or indirectly.

  Level 3 – Inputs are unobservable for the asset or liability.

See the section below titled Valuation Techniques for further discussion of how the Company determines fair value for investments.

Assets and Liabilities That Are Measured at Fair Value on a Recurring Basis

The authoritative guidance is principally applied to financial assets and liabilities such as marketable equity securities and debt securities that are classified and accounted for as trading, available-for-sale, and derivative instruments. Derivatives include cash flow hedges, freestanding derivative forward contracts, and interest rate swaps. These items are marked-to-market at each reporting period. The information in the following paragraphs and tables primarily addresses matters relative to these financial assets and liabilities.

The following tables provide information by level for assets and liabilities that are measured at fair value on a recurring basis:

		Fair Value Measurements
	Fair Value at	Using Inputs Considered as
(in millions)	April 29, 2011	Level 1	Level 2	Level 3
Assets:
Corporate debt securities	$1,961	$-	$1,944	$17
Auction rate securities	133	-	-	133
Mortgage-backed securities	785	-	750	35
U.S. government and agency securities	2,756	1,453	1,303	-
Foreign government and agency securities	131	-	131	-
Certificates of deposit	119	-	119	-
Other asset-backed securities	349	-	343	6
Marketable equity securities	237	237	-	-
Exchange-traded funds	39	39	-	-
Derivative assets	130	21	109	-
Total assets	$6,640	$1,750	$4,699	$191

Liabilities:
Derivative liabilities	$303	$303	$-	$-
Total liabilities	$303	$303	$-	$-

		Fair Value Measurements
	Fair Value at	Using Inputs Considered as
(in millions)	April 30, 2010	Level 1	Level 2	Level 3
Assets:
Corporate debt securities	$2,134	$-	$2,118	$16
Auction rate securities	142	-	-	142
Mortgage-backed securities	717	-	678	39
U.S. government and agency securities	2,753	782	1,971	-
Foreign government and agency securities	119	-	119	-
Certificates of deposit	256	-	256	-
Other asset-backed securities	313	-	297	16
Marketable equity securities	1	1	-	-
Exchange-traded funds	30	30	-	-
Derivative assets	296	265	31	-
Total assets	$6,761	$1,078	$5,470	$213

Liabilities:
Derivative liabilities	$47	$47	$-	$-
Total liabilities	$47	$47	$-	$-

Valuation Techniques

Financial assets that are classified as Level 1 securities include highly liquid government bonds within the U.S. government and agency securities, marketable equity securities, and exchange-traded funds for which quoted market prices are available. In addition, the Company has determined that foreign currency forward contracts are included in Level 1 as these are valued using quoted market prices in active markets which have identical assets or liabilities.

The valuation for most fixed maturity securities are classified as Level 2. Financial assets that are classified as Level 2 include corporate debt securities, U.S. government and agency securities, foreign government and agency securities, certificates of deposit, other asset-backed securities, and certain mortgage-backed securities whose value is determined using inputs that are observable in the market or can be derived principally from or corroborated by observable market data such as pricing for similar securities, recently executed transactions, cash flow models with yield curves, and benchmark securities. In addition, the Company determined that interest rate swaps are included in Level 2 as the Company uses inputs other than quoted prices that are observable for the asset. The Level 2 derivative positions are primarily valued using standard calculations and models that use readily observable market data as their basis.

Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies, or similar techniques, and at least one significant model assumption or input is unobservable. Level 3 financial assets also include certain investment securities for which there is limited market activity such that the determination of fair value requires significant judgment or estimation. Level 3 investment securities primarily include certain corporate debt securities, auction rate securities, certain mortgage-backed securities, and certain other asset-backed securities for which there was a decrease in the observability of market pricing for these investments. At April 29, 2011, these securities were valued primarily using broker pricing models that incorporate transaction details such as contractual terms, maturity, timing, and amount of expected future cash flows, as well as assumptions about liquidity and credit valuation adjustments of marketplace participants.

The Company reviews the fair value hierarchy classification on a quarterly basis. Changes in the ability to observe valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy. The Company's policy is to recognize transfers into and out of levels within the fair value hierarchy at the end of the fiscal quarter in which the actual event or change in circumstances that caused the transfer occurs. There were no significant transfers between Level 1, Level 2, or Level 3 during the fiscal years ended April 29, 2011 or April 30, 2010. When a determination is made to classify an asset or liability within Level 3, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. The following table provides a reconciliation of the beginning and ending balances of items measured at fair value on a recurring basis in the tables above that used significant unobservable inputs (Level 3):

	Fiscal Year
(in millions)	2011	2010
Beginning Balance	$213	$205
Total realized losses and other-than-temporary impairment losses included in earnings	(6)	(9)
Total unrealized gains included in other comprehensive income	27	58
Net purchases, issuances, and settlements	(43)	(41)
Ending Balance	$191	$213

Assets and Liabilities That Are Measured at Fair Value on a Nonrecurring Basis

Non-financial assets such as goodwill, intangible assets, and property, plant, and equipment are measured at fair value when there is an indicator of impairment and recorded at fair value only when an impairment is recognized.

The Company holds investments in equity and other securities that are accounted for using the cost or equity method, which are classified as long-term investments in the consolidated balance sheets. The aggregate carrying amount of these investments approximated  $656 million at April 29, 2011 and  $542 million at April 30, 2010. These cost or equity method investments are measured at fair value on a nonrecurring basis. The fair value of the Company's cost or equity method investments is not estimated if there are no identified events or changes in circumstance that may have a significant adverse effect on the fair value of these investments. During fiscal years 2011, 2010, and 2009, the Company determined that the fair values of certain cost method investments were below their carrying values and that the carrying values of these investments were not expected to be recoverable within a reasonable period of time. As a result, the Company recognized  $24 million,  $40 million, and  $4 million in impairment charges in fiscal years 2011, 2010, and 2009, respectively. The impairment charges related to the cost method investments were recorded in other expense, net in the consolidated statements of earnings. These investments fall within Level 3 of the fair value hierarchy, due to the use of significant unobservable inputs to determine fair value, as the investments are privately-held entities without quoted market prices. To determine the fair value of these investments, the Company used all pertinent financial information that was available related to the entities, including financial statements and market participant valuations from recent and proposed equity offerings.

The Company assesses the impairment of intangible assets annually or whenever events or changes in circumstances indicate that the carrying amount of an intangible asset may not be recoverable. The aggregate carrying amount of intangible assets approximated  $2.777 billion as of April 29, 2011 and  $2.559 billion as of April 30, 2010. These assets are measured at fair value on a nonrecurring basis. The fair value of the Company's intangible assets is not estimated if there is no change in events or circumstances that indicate the carrying amount of an intangible asset may not be recoverable. During fiscal year 2011, the Company determined that changes in events and circumstances indicated that the carrying amounts of certain intangible assets may not be fully recoverable. To determine the impairment, the Company calculated the excess of the intangible asset's carrying value over its fair value utilizing a discounted future cash flow analysis. As a result of the analysis performed in fiscal year 2011, the fair values of the intangible assets were deemed to be less than the carrying values, resulting in pre-tax impairment losses of  $28 million of which  $19 million is related to the fiscal year 2011 restructuring initiative and was recorded in restructuring charges and  $9 million was recorded in other expense, net in the Company's consolidated statement of earnings. The Company did not record any intangible asset impairments during fiscal years 2010 or 2009. The inputs used in the fair value analysis fall within Level 3 of the fair value hierarchy due to the use of significant unobservable inputs to determine fair value.

The Company assesses the impairment of property, plant, and equipment whenever events or changes in circumstances indicate that the carrying amount of property, plant, and equipment assets may not be recoverable. As part of the Company's restructuring initiatives, the Company recorded property, plant, and equipment impairments of  $13 million,  $8 million, and  $7 million during fiscal years 2011, 2010, and 2009, respectively. For further discussion of the restructuring initiatives refer to Note 3.

Financial Instruments Not Measured at Fair Value

The estimated fair value of the Company's long-term debt, including the short-term portion, at April 29, 2011 was  $8.524 billion compared to a principal value of  $8.096 billion, and  $10.047 billion compared to a principal value of  $9.711 billion at April 30, 2010. Fair value was estimated using quoted market prices for the same or similar instruments. The fair values and principal values consider the terms of the related debt and exclude the impacts of debt discounts and derivative/hedging activity.

Goodwill and Intangibles	12 Months Ended
Apr. 29, 2011
Goodwill And Other Intangible Assets [Abstract]
Goodwill and Intangibles

7. Goodwill and Other Intangible Assets

The changes in the carrying amount of goodwill for fiscal years 2011 and 2010 are as follows:

	Cardiac and	Restorative
(in millions)	Vascular Group	Therapies Group	Total
Balance as of April 24, 2009	$1,392	$6,803	$8,195
Goodwill as a result of acquisitions	155	-	155
Purchase accounting adjustments, net	(5)	(3)	(8)
Currency adjustment, net	46	3	49
Balance as of April 30, 2010	$1,588	$6,803	$8,391
Goodwill as a result of acquisitions	1,046	33	1,079
Purchase accounting adjustments, net	25	4	29
Currency adjustment, net	20	18	38
Balance as of April 29, 2011	$2,679	$6,858	$9,537

The Company completed its annual goodwill impairment test during the third quarter for fiscal years ending April 29, 2011, April 30, 2010, and April 24, 2009 and concluded that there were no impairments or reporting units that were considered at risk of impairment.

Balances of intangible assets, excluding goodwill, are as follows:

	Purchased	Trademarks
	Technology and	and	Acquired
(in millions)	Patents	Tradenames	IPR&D	Other	Total
Amortizable intangible assets as of April 29, 2011:
Original cost	$3,565	$373	$338	$150	$4,426
Accumulated amortization	(1,265)	(290)	-	(94)	(1,649)
Carrying value	$2,300	$83	$338	$56	$2,777

Weighted average original life (in years)	12.3	10.3	N/A	8.5

Amortizable intangible assets as of April 30, 2010:
Original cost	$3,300	$373	$114	$252	$4,039
Accumulated amortization	(1,040)	(254)	-	(186)	(1,480)
Carrying value	$2,260	$119	$114	$66	$2,559

Weighted average original life (in years)	12.6	10.3	N/A	8.6

Amortization expense for fiscal years 2011, 2010, and 2009 was  $340 million,  $318 million, and  $281 million, respectively.

Estimated aggregate amortization expense based on the current carrying value of amortizable intangible assets, excluding any possible future amortization associated with acquired IPR&D, which has not met technological feasibility, is as follows:

(in millions)
Fiscal Year	Amortization
Expense
2012	$321
2013	304
2014	294
2015	279
2016	268
Thereafter	973
$2,439

Financing Arrangements	12 Months Ended
Apr. 29, 2011
Financing Arrangements [Abstract]
Financing Arrangements

8. Financing Arrangements

Debt consisted of the following:

		April 29, 2011			April 30, 2010
(in millions, except interest rates)	Maturity by Fiscal Year	Payable	Average Interest Rate	Effective Interest Rate	Payable	Average Interest Rate	Effective Interest Rate
Short-Term Borrowings:
Commercial paper	2012	$1,500	0.22%	-	$-	-	-
Capital lease obligations	2012	2	7.47%	-	-	-	-
Bank borrowings	2011-2013	222	1.25%	-	65	1.20%	-
Five-year senior convertible notes	2011	-	-	-	2,200	1.50%	5.97%
Five-year 2005 senior notes	2011	-	-	-	400	4.38%	4.43%
Debt discount	2011-2012	(1)	-	-	(90)	-	-
Total Short-Term Borrowings		$1,723			$2,575

Long-Term Debt:
Contingent convertible debentures	2012-2022	$15	1.25%	-	$15	1.25%	-
Seven-year senior convertible notes	2013	2,200	1.63%	6.03%	2,200	1.63%	6.03%
Five-year 2009 senior notes	2014	550	4.50%	4.50%	550	4.50%	4.50%
Five-year 2010 senior notes	2015	1,250	3.00%	3.00%	1,250	3.00%	3.00%
Ten-year 2005 senior notes	2016	600	4.75%	4.76%	600	4.75%	4.76%
Five-year 2011 senior notes	2016	500	2.63%	2.72%	-	-	-
Ten-year 2009 senior notes	2019	400	5.60%	5.61%	400	5.60%	5.61%
Ten-year 2010 senior notes	2020	1,250	4.45%	4.47%	1,250	4.45%	4.47%
Ten-year 2011 senior notes	2021	500	4.13%	4.19%	-	-	-
Thirty-year 2009 senior notes	2039	300	6.50%	6.52%	300	6.50%	6.52%
Thirty-year 2010 senior notes	2040	500	5.55%	5.56%	500	5.55%	5.56%
Interest rate swaps	2013-2021	110	-	-	33	-	-
Gains from interest rate swap terminations	2011-2016	68	-	-	41	-	-
Capital lease obligations	2013-2025	32	6.28%	-	18	4.21%	-
Bank borrowings	2013	14	5.60%	-	46	5.60%	-
Debt discount	2011-2013	(177)	-	-	(259)	-	-
Total Long-Term Debt		$8,112			$6,944

Senior Convertible Notes In April 2006, the Company issued  $2.200 billion of 1.500 percent Senior Convertible Notes due 2011 and  $2.200 billion of 1.625 percent Senior Convertible Notes due 2013 (collectively, the Senior Convertible Notes). The Senior Convertible Notes were issued at par and pay interest in cash semi-annually in arrears on April 15 and October 15 of each year. The  $2.200 billion 1.500 percent Senior Convertible Notes due 2011 were repaid in April 2011. The Senior Convertible Notes are unsecured unsubordinated obligations and rank equally with all other unsecured and unsubordinated indebtedness. The Senior Convertible Notes had an initial conversion price of  $56.14 per share. As of April 29, 2011, pursuant to provisions in the indentures relating to the Company's increase of its quarterly dividend to shareholders, the conversion rate for the Senior Convertible Notes is now 18.5175, which correspondingly changed the conversion price per share for the Senior Convertible Notes to  $54.00.

Concurrent with the issuance of the Senior Convertible Notes, the Company purchased call options on its common stock in private transactions. The call options allow the Company to receive shares of the Company's common stock and/or cash from counterparties equal to the amounts of common stock and/or cash related to the excess conversion value that it would pay to the holders of the Senior Convertible Notes upon conversion. These call options will terminate upon the earlier of the maturity dates of the related Senior Convertible Notes or the first day all of the related Senior Convertible Notes are no longer outstanding due to conversion or otherwise. The call options, which cost an aggregate  $1.075 billion ( $699 million net of tax benefit), were recorded as a reduction of shareholders' equity.

In separate transactions, the Company sold warrants to issue shares of the Company's common stock at an exercise price of  $76.56 per share in private transactions. Pursuant to these transactions, warrants for 41 million shares of the Company's common stock may be settled over a specified period beginning in July 2011 and warrants for 41 million shares of the Company's common stock may be settled over a specified period beginning in July 2013 (the settlement dates). If the average price of the Company's common stock during a defined period ending on or about the respective settlement dates exceeds the exercise price of the warrants, the warrants will be settled in shares of the Company's common stock. Proceeds received from the issuance of the warrants totaled approximately  $517 million and were recorded as an addition to shareholders' equity. During the fourth quarter of fiscal year 2010, certain of the holders requested adjustment to the exercise price of the warrants from  $75.30 to  $74.71 pursuant to the anti-dilution provisions of the warrants relating to the Company's payment of dividends to shareholders of the Company's common stock.

Under authoritative guidance, the Company concluded that the purchased call options and sold warrants were indexed to its own stock and should continue to be classified in shareholders' equity and not be separated as a derivative; thus consistent with prior periods, the existing guidance for accounting for derivative financial instruments indexed to, and potentially settled in, a company's own stock would still apply.

Authoritative guidance provides that contracts are initially classified as equity if (1) the contract requires physical settlement or net-share settlement, or (2) the contract gives the Company a choice of net-cash settlement or settlement in its own shares (physical settlement or net-share settlement). The settlement terms of the Company's purchased call options and sold warrant contracts provide for net-cash settlement for the particular contract or net-share settlement, depending on the method of settlement, as discussed above, which is at the option of the Company. Based on existing guidance, the purchased call option contracts were recorded as a reduction of equity and the warrants were recorded as an addition to equity as of the trade date. Existing guidance states that a reporting entity shall not consider contracts to be derivative instruments if the contract issued or held by the reporting entity is both indexed to its own stock and classified in shareholders' equity in its statement of financial position. The Company concluded that the purchased call option contracts and the warrant contracts should be accounted for in shareholders' equity.

Effective the first day of the Company's fiscal year 2010, the Company accounted for the Senior Convertible Notes in accordance with the authoritative guidance for convertible debt. The guidance requires the proceeds from the issuance of the Senior Convertible Notes to be allocated between a liability component (issued at a discount) and an equity component. The resulting debt discount is amortized over the period the Senior Convertible Notes are expected to be outstanding as additional non-cash interest expense. This change in accounting for the Senior Convertible Notes has been applied to the Company's prior period financial statements on a retrospective basis, as required by the guidance.

The following table provides equity and debt information for the Senior Convertible Notes under the convertible debt guidance

	2013 Senior Convertible Notes		2011 Senior Convertible Notes
(in millions)	April 29,	April 30,	April 29,	April 30,
	2011	2010	2011	2010
Carrying amount of the equity component	$547	$547	$-	$420

Principal amount of the Senior Convertible Notes	$2,200	$2,200	$-	$2,200
Unamortized discount	(177)	(259)	-	(90)
Net carrying amount of the debt component	$2,023	$1,941	$-	$2,110

As of April 29, 2011, the unamortized balance of the debt discount for the 2013 Senior Convertible Notes will be amortized over the remaining life of such debt, which is approximately two years for the 2013 Senior Convertible Notes. The 2011 Senior Convertible Notes were repaid in April 2011. The following table provides interest expense amounts related to the Senior Convertible Notes:

	2013 Senior Convertible Notes		2011 Senior Convertible Notes
	2011	2010	2011	2010
Interest cost related to contractual interest coupon	$36	$36	$32	$34
Interest cost related to amortization of the discount	82	79	90	90

Senior Notes Senior Notes are unsecured, senior obligations of the Company and rank equally with all other secured and unsubordinated indebtedness of the Company. The indentures under which the Senior Notes were issued contain customary covenants, all of which the Company remains in compliance with as of April 29, 2011. The Company used the net proceeds from the sale of the Senior Notes primarily for working capital and general corporate uses.

In March 2011, the Company issued two tranches of Senior Notes (collectively, the 2011 Senior Notes) with an aggregate face value of  $1.000 billion. The first tranche consisted of  $500 million of 2.625 percent Senior Notes due 2016. The second tranche consisted of  $500 million of 4.125 percent Senior Notes due 2021. Interest on each series of 2011 Senior Notes is payable semi-annually, on March 15 and September 15 of each year, commencing September 15, 2011. The Company used the net proceeds from the sale of the 2011 Senior Notes for working capital and general corporate uses.

In September 2010, the Company repaid the  $400 million 4.375% 2005 Senior Notes due 2010.

As of April 29, 2011 and April 30, 2010, the Company had interest rate swap agreements designated as fair value hedges of underlying fixed-rate obligations, including the  $1.250 billion 3.000 percent 2010 Senior Notes due 2015, the  $600 million 4.750 percent 2005 Senior Notes due 2015, the  $2.200 billion 1.625 percent Senior Convertible Notes due 2013, and the  $550 million 4.500 percent 2009 Senior Notes due 2014. Additionally, as of April 29, 2011 the Company had interest rate swap agreements designated as fair value hedges of underlying fixed-rate obligations, including the  $500 million 2.625 percent 2011 Senior Notes due 2016 and the  $500 million 4.125 percent 2011 Senior Notes due 2021. For additional information regarding the interest rate swap agreements, refer to Note 9.

Contingent Convertible Debentures As of April 29, 2011 and April 30, 2010, the Company had  $15 million remaining in aggregate principal amount of 1.250 percent Contingent Convertible Debentures, Series B due 2021 (the Debentures) outstanding. Interest is payable semi-annually. Each Debenture is convertible into shares of common stock at an initial conversion price of  $61.81 per share; however, the Debentures are not convertible before their final maturity unless the closing price of the Company's common stock reaches 110 percent of the conversion price for 20 trading days during a consecutive 30 trading day period.  Upon conversion of the Debentures, the Company will pay holders cash equal to the lesser of the principal amount of the Debentures or their conversion value, and shares of the Company's common stock to the extent the conversion value exceeds the principal amount of the Debentures. The Company may be required to repurchase the remaining Debentures at the option of the holders in September 2011 or 2016. For put options exercised by the holders of the Debentures, the purchase price is equal to the principal amount of the applicable Debenture plus any accrued and unpaid interest thereon to the repurchase date. If the put option is exercised, the Company will pay holders the repurchase price solely in cash. The Company can redeem the Debentures for cash at any time.

Commercial Paper The Company maintains a commercial paper program that allows the Company to have a maximum of  $2.250 billion in commercial paper outstanding, with maturities up to 364 days from the date of issuance. As of April 29, 2011, outstanding commercial paper totaled  $1.500 billion. There was no outstanding commercial paper as of April 30, 2010. During fiscal years 2011 and 2010, the weighted average original maturity of the commercial paper outstanding was approximately 73 and 63 days, respectively, and the weighted average interest rate was 0.25 percent and 0.21 percent, respectively. The issuance of commercial paper reduces the amount of credit available under the Company's existing lines of credit.

Bank Borrowings  Bank borrowings consist primarily of borrowings from non-U.S. banks at interest rates considered favorable by management and where natural hedges can be gained for foreign exchange purposes and borrowings from U.S. banks. Approximately  $201 million of the  $236 million outstanding bank borrowings as of April 29, 2011 were short-term advances to certain subsidiaries under credit agreements with various banks. These advances are guaranteed by the Company.

Lines of Credit The Company has committed and uncommitted lines of credit with various banks. The committed lines of credit include a new four-year  $2.250 billion syndicated credit facility dated December 9, 2010 that will expire on December 9, 2014 (New Facility). This New Facility replaced the Company's five-year  $1.750 billion syndicated credit facility which was scheduled to expire in December 2011. The New Facility provides the Company with the ability to increase its capacity by an additional  $500 million at any time during the life of the four-year term of the agreement. The Company can also request the extension of the New Facility maturity date for one additional year, at the first and second anniversary of the date of the New Facility. The New Facility provides backup funding for the commercial paper program and may also be used for general corporate purposes. As of April 29, 2011 and April 30, 2010, no amounts were outstanding on the committed lines of credit.

On November 2, 2007, the Company entered into a credit agreement with the Bank of Tokyo-Mitsubishi UFJ, Ltd. The credit agreement provided for a  $300 million unsecured, committed revolving credit facility which matured on November 2, 2010, with no outstanding balance as of that date.

Interest rates on these borrowings are determined by a pricing matrix, based on the Company's long-term debt ratings, assigned by Standard and Poor's Ratings Group and Moody's Investors Service. Facility fees are payable on the credit facilities and are determined in the same manner as the interest rates. The agreements also contain customary covenants, all of which the Company remains in compliance with as of April 29, 2011.

Contractual maturities of long-term debt for the next five fiscal years and thereafter, including the current portion and capital leases, and excluding the debt discount, the fair value impact of outstanding interest rate swap agreements, and the remaining gains from terminated interest rate swap agreements are as follows:

(in millions)
Fiscal Year	Obligation
2012	$34
2013	2,216
2014	552
2015	1,252
2016	1,102
Thereafter	2,974
Total long-term debt	8,130
Less: Current portion of long-term debt	34
Long-term portion of long-term debt	$8,096

Derivatives and Foreign Exchange Risk Management	12 Months Ended
Apr. 29, 2011
Derivatives and Foreign Exchange Risk Management [Abstract]
Derivatives and Foreign Exchange Risk Management

9. Derivatives and Foreign Exchange Risk Management

The Company uses operational and economic hedges, as well as currency exchange rate derivative contracts and interest rate derivative instruments to manage the impact of currency exchange and interest rate changes on earnings and cash flows. In order to minimize earnings and cash flow volatility resulting from currency exchange rate changes, the Company enters into derivative instruments, principally forward currency exchange rate contracts. These contracts are designed to hedge anticipated foreign currency transactions and changes in the value of specific assets, liabilities, and probable commitments. At inception of the forward contract, the derivative is designated as either a freestanding derivative or a cash flow hedge. The primary currencies of the derivative instruments are the Euro and the Japanese Yen. The Company does not enter into currency exchange rate derivative instruments for speculative purposes. The gross notional amount of all currency exchange rate derivative instruments outstanding at April 29, 2011 and April 30, 2010 was  $6.834 billion and  $5.495 billion, respectively. The aggregate currency exchange rate gains/(losses) were  $92 million,  $56 million, and  $(53) million, in fiscal years 2011, 2010, and 2009, respectively. These gains/(losses) represent the net impact to the consolidated statements of earnings for the derivative instruments presented below offset by remeasurement gains/(losses) on foreign currency denominated assets and liabilities.

The information that follows explains the various types of derivatives and financial instruments used by the Company, how and why the Company uses such instruments, how such instruments are accounted for, and how such instruments impact the Company's consolidated balance sheets and statements of earnings.

Freestanding Derivative Forward Contracts

Freestanding derivative forward contracts are used to offset the Company's exposure to the change in value of specific foreign currency denominated assets and liabilities. These derivatives are not designated as hedges, and therefore, changes in the value of these forward contracts are recognized currently in earnings, thereby offsetting the current earnings effect of the related change in U.S. dollar value of foreign currency denominated assets and liabilities. The cash flows from these contracts are reported as operating activities in the consolidated statements of cash flows. The gross notional amount of these contracts, not designated as hedging instruments, outstanding at April 29, 2011 and April 30, 2010 was  $2.453 billion and  $1.839 billion, respectively.

The amount of gains/(losses) and location of the gains/(losses) in the consolidated statements of earnings related to derivative instruments not designated as hedging instruments for the fiscal years ended April 29, 2011 and April 30, 2010 are as follows:

April 29, 2011
(in millions)
Derivatives Not Designated as Hedging Instruments	Location	Amount
Foreign currency exchange rate contracts	Other expense, net	$(107)

April 30, 2010
(in millions)
Derivatives Not Designated as Hedging Instruments	Location	Amount
Foreign currency exchange rate contracts	Other expense, net	$(118)

Cash Flow Hedges

Foreign Currency Exchange Rate Risk

Forward contracts designated as cash flow hedges are designed to hedge the variability of cash flows associated with forecasted transactions denominated in a foreign currency that will take place in the future. For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative is reported as a component of accumulated other comprehensive loss and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. No gains or losses relating to ineffectiveness of cash flow hedges were recognized in earnings during fiscal years 2011, 2010, or 2009. No components of the hedge contracts were excluded in the measurement of hedge ineffectiveness and no hedges were derecognized or discontinued during fiscal years 2011, 2010, or 2009. The cash flows from these contracts are reported as operating activities in the consolidated statements of cash flows. The gross notional amount of these contracts, designated as cash flow hedges, outstanding at April 29, 2011 and April 30, 2010 was  $4.381 billion and  $3.656 billion, respectively, and will mature within the subsequent 36-month period.

The amount of gains/(losses) and location of the gains/(losses) in the consolidated statements of earnings and other comprehensive income (OCI) related to derivative instruments designated as cash flow hedges for the fiscal years ended April 29, 2011 and April 30, 2010 are as follows:

April 29, 2011
(in millions)	Gross (Losses) Recognized in OCI on Effective Portion of Derivative	Effective Portion of Gains on Derivative Reclassified from Accumulated Other Comprehensive Loss into Income
Derivatives in Cash Flow Hedging Relationships	Amount	Location	Amount
Foreign currency exchange rate contracts	$(530)	Other expense, net	$50
		Cost of products sold	31
Total	$(530)		$81

April 30, 2010
(in millions)	Gross (Losses) Recognized in OCI on Effective Portion of Derivative	Effective Portion of Gains on Derivative Reclassified from Accumulated Other Comprehensive Loss into Income
Derivatives in Cash Flow Hedging Relationships	Amount	Location	Amount
Foreign currency exchange rate contracts	$(212)	Other expense, net	$1
		Cost of products sold	45
Total	$(212)		$46

As of April 29, 2011 and April 30, 2010, the Company had  $(257) million and  $91 million in after-tax net unrealized gains/(losses) associated with cash flow hedging instruments recorded in accumulated other comprehensive loss, respectively. The Company expects that  $192 million of the unrealized losses as of April 29, 2011 will be reclassified into the consolidated statement of earnings over the next twelve months.

Fair Value Hedges

For derivative instruments that are designated and qualify as fair value hedges, the gain or loss on the derivatives as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in current earnings.

Interest rate derivative instruments designated as fair value hedges are designed to manage the exposure to interest rate movements and to reduce borrowing costs by converting fixed-rate debt into floating-rate debt. Under these agreements, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated by reference to an agreed-upon notional principal amount.

As of April 29, 2011 and April 30, 2010, the Company had interest rate swaps in gross notional amounts of  $3.500 billion and  $4.600 billion, respectively, designated as fair value hedges of underlying fixed-rate obligations.

In March 2011, the Company entered into 5-year and 10-year fixed-to-floating interest rate swap agreements with a consolidated notional amount of  $750 million, which were designated as fair value hedges of fixed interest rate obligations under the Company's 2011 Senior Notes due 2016 and 2021. The Company pays variable interest equal to the London Interbank Offered Rate (LIBOR) plus approximately 37.00 and 66.00 basis points, and receives a fixed interest rate of 2.625 percent and 4.125 percent, respectively.

In March 2010, the Company entered into 12 five-year fixed-to-floating interest rate swap agreements with a consolidated notional amount of  $1.850 billion. Nine of these interest rate swap agreements were designated as fair value hedges of the fixed interest rate obligation under the Company's  $1.250 billion 3.000 percent Senior Notes due 2015. The remaining three interest rate swap agreements were designated as fair value hedges of the fixed interest rate obligation under the Company's  $600 million 4.750 percent Senior Notes due 2015. On the first nine interest rate swap agreements, the Company pays variable interest equal to the three-month LIBOR plus 36.00 basis points and it receives a fixed interest rate of 3.000 percent. On the remaining three interest rate swap agreements, the Company pays variable interest equal to the LIBOR plus 185.00 basis points and it receives a fixed interest rate of 4.750 percent.

Additionally, in March 2010, the Company entered into nine three-year fixed-to-floating interest rate swap agreements with a consolidated notional amount of  $2.200 billion. These interest rate swap agreements were designated as fair value hedges of the fixed interest rate obligation under the Company's  $2.200 billion 1.625 percent Senior Convertible Notes due 2013. The Company pays variable interest equal to the three-month LIBOR minus 19.70 basis points and it receives a fixed interest rate of 1.625 percent. During fiscal year 2011, the Company terminated interest rate swap agreements with a consolidated notional amount of  $1.850 billion that were designated as fair value hedges of the fixed interest rate obligation under the Company's  $2.200 billion 1.625 percent Senior Convertible Notes due 2013. Upon termination, the contracts were in an asset position, resulting in cash receipts of  $51 million, which included  $11 million of accrued interest. The gain from terminating the interest rate swap agreements increased the outstanding balance of the Senior Convertible Notes and is being amortized as a reduction of interest expense over the remaining life of the Senior Convertible Notes. The cash flows from the termination of these interest rate swap agreements have been reported as operating activities in the consolidated statement of cash flows.

In December 2009, the Company entered into three five-year fixed-to-floating interest rate swap agreements, two with notional amounts of  $75 million each and one with a notional amount of  $100 million. These interest rate swap agreements were designated as fair value hedges of the fixed interest rate obligation under the Company's  $550 million 4.500 percent Senior Notes due 2014. On the first  $75 million interest rate swap agreement, the Company pays variable interest equal to the three-month LIBOR plus 181.25 basis points and it receives a fixed interest rate of 4.500 percent. For the second  $75 million interest rate swap agreement, the Company pays variable interest equal to the three-month LIBOR plus 196.50 basis points and it receives a fixed interest rate of 4.500 percent. For the  $100 million interest rate swap agreement, the Company pays variable interest equal to the three-month LIBOR plus 198.10 basis points and it receives a fixed interest rate of 4.500 percent.

In June 2009, the Company entered into two five-year fixed-to-floating interest rate swap agreements with notional amounts of  $150 million each. These interest rate swap agreements were designated as fair value hedges of the fixed interest rate obligation under the Company's  $550 million 4.500 percent Senior Notes due 2014. On the first interest rate swap agreement, the Company pays variable interest equal to the one-month LIBOR plus 134.00 basis points and it receives a fixed interest rate of 4.500 percent. For the second interest rate swap agreement, the Company pays variable interest equal to the one-month LIBOR plus 137.25 basis points and it receives a fixed interest rate of 4.500 percent.

As of April 29, 2011 and April 30, 2010, the market value of outstanding interest rate swap agreements was an unrealized gain of  $109 million and  $31 million, respectively, and the market value of the hedged items was an unrealized loss of  $110 million and  $33 million, respectively, which was recorded in other assets with the offset recorded in long-term debt on the consolidated balance sheets. The fair value hedges outstanding during fiscal years 2011 and 2010 resulted in ineffectiveness of  $(4) million and  $(2) million, respectively, which were recorded as increases in interest expense, net on the consolidated statements of earnings.

During fiscal years 2011, 2010, and 2009, the Company did not have any ineffective fair value hedging instruments. In addition, the Company did not recognize any gains or losses during fiscal years 2011, 2010, or 2009 on firm commitments that no longer qualify as fair value hedges.

Balance Sheet Presentation

The following tables summarize the location and fair value amounts of derivative instruments reported in the consolidated balance sheets as of April 29, 2011 and April 30, 2010. The fair value amounts are presented on a gross basis and are segregated between derivatives that are designated and qualify as hedging instruments and those that are not, and are further segregated by type of contract within those two categories.

April 29, 2011	Asset Derivatives		Liability Derivatives
(in millions)	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives designated as hedging instruments
Foreign currency exchange rate contracts	Prepaid expenses and other current assets	$19	Other accrued expenses	$235
Interest rate contracts	Other assets	109
Foreign currency exchange rate contracts	Other assets	1	Other long-term liabilities	64
Total derivatives designated as hedging instruments		$129		$299

Derivatives not designated as hedging instruments
Foreign currency exchange rate contracts	Prepaid expenses and other current assets	$1	Other accrued expenses	$4
Total derivatives not designated as hedging instruments		$1		$4

Total derivatives		$130		$303

April 30, 2010	Asset Derivatives		Liability Derivatives
(in millions)	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives designated as hedging instruments
Foreign currency exchange rate contracts	Prepaid expenses and other current assets	$198	Other accrued expenses	$44
Interest rate contracts	Other assets	31
Foreign currency exchange rate contracts	Other assets	65	Other long-term liabilities	2
Total derivatives designated as hedging instruments		$294		$46

Derivatives not designated as hedging instruments
Foreign currency exchange rate contracts	Prepaid expenses and other current assets	$2	Other accrued expenses	$1
Total derivatives not designated as hedging instruments		$2		$1

Total derivatives		$296		$47

Concentrations of Credit Risk

Financial instruments, which potentially subject the Company to significant concentrations of credit risk, consist principally of interest-bearing investments, currency exchange and interest rate derivative contracts, and trade accounts receivable.

The Company maintains cash and cash equivalents, investments, and certain other financial instruments (including currency exchange and interest rate derivative contracts) with various major financial institutions. The Company performs periodic evaluations of the relative credit standings of these financial institutions and limits the amount of credit exposure with any one institution. In addition, the Company has collateral credit agreements with its primary derivative counterparties. Under these agreements either party is required to post eligible collateral when the market value of transactions covered by the agreement exceeds specific thresholds, thus limiting credit exposure for both parties. As of April 29, 2011, the Company pledged  $8 million in securities as collateral to its counterparty. The securities pledged as collateral are included in cash and cash equivalents in the consolidated balance sheet. As of April 30, 2010, the Company received cash collateral of  $123 million from its counterparty. The collateral received was recorded as an increase in cash and cash equivalents with the offset recorded as an increase in other accrued expenses on the consolidated balance sheet.

Concentrations of credit risk with respect to trade accounts receivable are limited due to the large number of customers and their dispersion across many geographic areas. The Company monitors the creditworthiness of its customers to which it grants credit terms in the normal course of business. However, a significant amount of trade receivables are with national health care systems in many countries. In light of the current economic state of many foreign countries, the Company continues to monitor their creditworthiness. During fiscal year 2011, the Company established additional bad debt reserves in certain markets, including Greece. Although the Company does not currently foresee a significant credit risk associated with these receivables, repayment is dependent upon the financial stability of the economies of those countries. As of April 29, 2011 and April 30, 2010, neither one customer nor national health care system represented more than 10 percent of the outstanding accounts receivable.

Interest Expense, Net	12 Months Ended
Apr. 29, 2011
Interest Expense Net [Abstract]
Interest Expense, Net

10. Interest Expense, Net

Interest income and interest expense for fiscal years 2011, 2010, and 2009 are as follows:

	Fiscal Year
(in millions)	2011	2010	2009
Interest income	$(172)	$(156)	$(188)
Interest expense	450	402	371
Interest expense, net	$278	$246	$183

Interest income includes interest earned on the Company's cash and cash equivalents, short- and long-term investments, the net realized and unrealized gain or loss on trading securities, changes in the fair value of interest rate derivative instruments, and the net realized gain or loss on the sale or impairment of available-for-sale debt securities. See Note 5 for further discussion of these items.

Interest expense includes the expense associated with the interest that the Company pays on its outstanding borrowings, including short- and long-term instruments, changes in the fair value of interest rate derivative instruments, and the amortization of debt issuance costs and debt discounts.

Shareholders' Equity	12 Months Ended
Apr. 29, 2011
Stockholders Equity Note [Abstract]
Stockholders Equity

11. Shareholders' Equity

Repurchase of Common Stock    In June 2007 and June 2009, the Company's Board of Directors authorized the repurchase of up to 50 million and 60 million shares of the Company's stock, respectively. Shares are repurchased from time to time to support the Company's stock-based compensation programs and to return capital to shareholders. The Company repurchased approximately 30.1 million and 27.0 million shares at an average price of  $37.86 and  $38.10, respectively, during fiscal years 2011 and 2010. As of April 29, 2011, the Company has approximately 20.7 million shares remaining under the buyback authorizations approved by the Board of Directors. In June 2011, the Company's Board of Directors authorized the repurchase of an additional 75 million shares of the Company's common stock. The Company accounts for repurchases of common stock using the par value method and shares repurchased are cancelled.

Shareholder Rights Plan   On October 26, 2000, the Company's Board of Directors adopted a Shareholder Rights Plan and declared a dividend of one preferred share purchase right (a “right”) for each outstanding share of common stock with a par value of  $0.10 per share. Each right will allow the holder to purchase 1/5000 of a share of Series A Junior Participating Preferred Stock at an exercise price of  $400 per share, once the rights become exercisable. The rights are not exercisable or transferable apart from the common stock until 15 days after the public announcement that a person or group (the Acquiring Person) has acquired 15 percent or more of the Company's common stock or 15 business days after the announcement of a tender offer which would increase the Acquiring Person's beneficial ownership to 15 percent or more of the Company's common stock. After any person or group has become an Acquiring Person, each right entitles the holder (other than the Acquiring Person) to purchase, at the exercise price, common stock of the Company having a market price of two times the exercise price. If the Company is acquired in a merger or other business combination transaction, each exercisable right entitles the holder to purchase, at the exercise price, common stock of the acquiring company or an affiliate having a market price of two times the exercise price of the right. The rights expired on October 26, 2010.

Stock Purchase and Awards Plan	12 Months Ended
Apr. 29, 2011
Stock-Based Compensation [Abstract]
Stock-Based Compensation

12. Stock Purchase and Award Plans

Under the fair value recognition provision of U.S. GAAP for accounting for stock-based compensation, the Company measures stock-based compensation expense at the grant date based on the fair value of the award and recognizes the compensation expense over the requisite service period, which is generally the vesting period. The Company elected the modified-prospective method of adopting this guidance, under which prior periods were not retroactively restated. The provisions of this guidance apply to awards granted after the April 29, 2006 effective date. Stock-based compensation expense for the non-vested portion of awards granted prior to the effective date is being recognized over the remaining service period using the fair-value based compensation expense estimated under the prior guidance's pro forma disclosures.

Stock awards are granted under the Medtronic, Inc. 2008 Stock Award and Incentive Plan (2008 Plan). The 2008 Plan was approved by the Company's shareholders in August 2008 which was amended by shareholders in August 2009. This 2008 Plan provides for the grant of non-qualified and incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, and other stock and cash-based awards. As of April 29, 2011, there were approximately 53 million shares available for future grants under the 2008 Plan.

Stock Options   Stock option awards are granted at exercise prices equal to the closing price of the Company's common stock on the grant date. The majority of the Company's stock option awards are non-qualified stock options with a 10-year life and a four-year ratable vesting term. In fiscal year 2011, the Company granted stock options under the 2008 Plan.

Restricted Stock Awards   Restricted stock and restricted stock units (collectively referred to as restricted stock awards) are granted to officers and key employees. Restricted stock awards are subject to forfeiture if employment terminates prior to the lapse of the restrictions. The Company grants restricted stock awards that typically cliff vest after four years. Restricted stock awards are expensed over the vesting period. The Company also grants shares of performance-based restricted stock that typically cliff vest after three years only if the Company has also achieved certain performance objectives. Performance awards are expensed over the performance period based on the probability of achieving the performance objectives. Shares of restricted stock are considered issued and outstanding shares of the Company at the grant date and have the same dividend and voting rights as other shares of common stock. Restricted stock units are not considered issued or outstanding common stock of the Company. Dividend equivalent units are accumulated on restricted stock units during the vesting period. In fiscal year 2011, the Company granted restricted stock awards under the 2008 Plan.

Employee Stock Purchase Plan   The Medtronic, Inc. 2005 Employee Stock Purchase Plan (ESPP) allows participating employees to purchase shares of the Company's common stock at a discount through payroll deductions. Employees can contribute up to the lesser of 10 percent of their wages or the statutory limit under the U.S. Internal Revenue Code toward the purchase of the Company's common stock at 85 percent of its market value at the end of the calendar quarter purchase period. Employees purchased 3 million shares at an average price of  $30.83 per share in the fiscal year ended April 29, 2011. As of April 29, 2011, plan participants have had approximately  $8 million withheld to purchase Company common stock at 85 percent of its market value on June 30, 2011, the last trading day before the end of the calendar quarter purchase period. At April 29, 2011, approximately 12 million shares of common stock were available for future purchase under the ESPP.

Valuation Assumptions   The Company uses the Black-Scholes option pricing model (Black-Scholes model) to determine the fair value of stock options as of the grant date. The fair value of stock options under the Black-Scholes model requires management to make assumptions regarding projected employee stock option exercise behaviors, risk-free interest rates, volatility of the Company's stock price, and expected dividends.

The expense recognized for shares purchased under the Company's ESPP is equal to the 15 percent discount the employee receives at the end of the calendar quarter purchase period. The expense recognized for restricted stock awards is equal to the grant date fair value, which is equal to the closing stock price on the date of grant.

The following table provides the weighted average fair value of options granted to employees and the related assumptions used in the Black-Scholes model:

	Fiscal Year
	2011	2010	2009
Weighted average fair value of options granted	$8.19	$8.77	$8.96
Assumptions used:
Expected life (years)(a)	6.30	6.16	6.05
Risk-free interest rate (b)	2.25%	3.17%	3.11%
Volatility (c)	26.03%	26.91%	25.64%
Dividend yield (d)	2.40%	2.29%	2.03%

Expected life:  The Company analyzes historical employee stock option exercise and termination data to estimate the expected life assumption. The Company calculates the expected life assumption using the midpoint scenario, which combines historical exercise data with hypothetical exercise data, as the Company believes this data currently represents the best estimate of the expected life of a new employee option. The Company also stratifies its employee population into two groups based upon distinctive exercise behavior patterns.

Risk-free interest rate:   The rate is based on the grant date yield of a zero-coupon U.S. Treasury bond whose maturity period equals the expected term of the option.

Volatility:   Expected volatility is based on a blend of historical volatility and an implied volatility of the Company's common stock. Implied volatility is based on market traded options of the Company's common stock.

Dividend yield:   The dividend yield rate is calculated by dividing the Company's annual dividend, based on the most recent quarterly dividend rate, by the closing stock price on the grant date.

Stock-Based Compensation Expense Upon the adoption of the fair value recognition provisions of U.S. GAAP for accounting for stock-based compensation, the Company changed its method of recognition and now recognizes stock-based compensation expense based on the substantive vesting period for all new awards. As a result, compensation expense related to stock options granted prior to fiscal year 2007 is being recognized over the stated vesting term of the grant rather than being accelerated upon retirement eligibility.

The amount of stock-based compensation expense recognized during a period is based on the portion of the awards that are ultimately expected to vest. The Company estimates pre-vesting forfeitures at the time of grant by analyzing historical data and revises those estimates in subsequent periods if actual forfeitures differ from those estimates. Ultimately, the total expense recognized over the vesting period will equal the fair value of awards that actually vest.

The following table presents the components and classification of stock-based compensation expense, for stock options, restricted stock awards, and ESPP shares recognized for fiscal years 2011, 2010, and 2009:

	Fiscal Year
(in millions)	2011	2010	2009
Stock options	$87	$112	$140
Restricted stock awards	97	98	82
Employee stock purchase plan	14	15	15
Total stock-based compensation expense	$198	$225	$237

Cost of products sold	$22	$26	$28
Research and development expense	49	55	58
Selling, general, and administrative expense	127	144	151
Total stock-based compensation expense	$198	$225	$237

Income tax benefits	(58)	(67)	(69)

Total stock-based compensation expense, net of tax	$140	$158	$168

In connection with the acquisition of Kyphon in November 2007, the Company assumed Kyphon's unvested stock-based awards. These awards are amortized over 2.5 years, which was their remaining weighted average vesting period at the time of acquisition. For fiscal years 2011, 2010, and 2009, the Company recognized  $4 million,  $12 million, and  $21 million, respectively, of stock-based compensation expense associated with the assumed Kyphon awards, which is included in the amounts presented above.

Stock Options   The following table summarizes all stock option activity, including activity from options assumed or issued as a result of acquisitions, during fiscal years 2011, 2010, and 2009:

	Fiscal Year
	2011		2010		2009
	Options (in thousands)	Wtd. Avg. Exercise Price	Options (in thousands)	Wtd. Avg. Exercise Price	Options (in thousands)	Wtd. Avg. Exercise Price
Beginning balance	89,613	$46.13	93,394	$46.57	92,444	$47.21
Granted	6,371	37.59	7,863	35.81	12,447	37.25
Exercised	(627)	32.84	(3,126)	32.96	(8,046)	39.01
Canceled	(10,705)	48.91	(8,518)	46.27	(3,451)	47.59
Outstanding at year-end	84,652	$45.23	89,613	$46.13	93,394	$46.57
Exercisable at year-end	66,286	$47.24	67,944	$48.24	67,795	$47.78

For options outstanding and exercisable at April 29, 2011, the weighted average remaining contractual life was 4.77 years and 3.81 years, respectively. The total intrinsic value, calculated as the closing stock price at year-end less the option exercise price, of options exercised during fiscal years 2011, 2010, and 2009 was  $4 million,  $19 million, and  $105 million, respectively. For options outstanding and exercisable at April 29, 2011, the total intrinsic value of in-the-money options was  $134 million and  $50 million, respectively. The Company issues new shares when stock option awards are exercised. Cash received from the exercise of stock options for the fiscal year ended April 29, 2011 was  $21 million. The Company's tax benefit related to the exercise of stock options for fiscal year 2011 was  $1 million. Unrecognized compensation expense related to outstanding stock options as of April 29, 2011 was  $101 million and is expected to be recognized over a weighted average period of 2.2 years and will be adjusted for any future changes in estimated forfeitures.

Restricted Stock Awards The following table summarizes restricted stock award activity during fiscal years 2011, 2010, and 2009:

	Fiscal Year
	2011		2010		2009
	Awards (in thousands)	Wtd. Avg. Grant Price	Awards (in thousands)	Wtd. Avg. Grant Price	Awards (in thousands)	Wtd. Avg. Grant Price
Nonvested, beginning balance	8,909	$42.67	8,346	$43.88	5,789	$49.24
Granted	2,682	37.52	2,783	34.92	3,520	36.47
Vested	(1,809)	47.28	(1,632)	35.36	(564)	12.26
Forfeited	(575)	40.12	(588)	43.52	(399)	51.17
Nonvested at year-end	9,207	$40.42	8,909	$42.67	8,346	$43.88

Unrecognized compensation expense related to restricted stock awards as of April 29, 2011 was $142 million and is expected to be recognized over a weighted average period of 2.5 years and will be adjusted for any future changes in estimated forfeitures.

Income Taxes	12 Months Ended
Apr. 29, 2011
Income Tax Disclsosure [Abstract]
Income Taxes

13. Income Taxes

The provision for income taxes is based on earnings before income taxes reported for financial statement purposes. The components of earnings before income taxes, based on tax jurisdiction, are as follows:

	Fiscal Year
(in millions)	2011	2010	2009
U.S.	$1,447	$1,557	$984
International	2,276	2,412	1,456
Earnings before income taxes	$3,723	$3,969	$2,440

The provision for income taxes consists of the following:
	Fiscal Year
(in millions)	2011	2010	2009
Current tax expense:
U.S.	$379	$527	$264
International	189	239	291
Total current tax expense	568	766	555
Deferred tax expense (benefit):
U.S.	49	106	(51)
International	10	(2)	(134)
Net deferred tax expense (benefit)	59	104	(185)
Total provision for income taxes	$627	$870	$370

Deferred taxes arise because of the different treatment of transactions for financial statement accounting and income tax accounting, known as “temporary differences.” The Company records the tax effect of these temporary differences as “deferred tax assets” and “deferred tax liabilities.” Deferred tax assets generally represent items that can be used as a tax deduction or credit in a tax return in future years for which the Company has already recorded the tax benefit in the consolidated statements of earnings. The Company establishes valuation allowances for deferred tax assets when the amount of expected future taxable income is not likely to support the use of the deduction or credit. The Company has established valuation allowances for federal, state, and foreign net operating losses, credit carryforwards, capital loss carryforwards, and deferred tax assets which are capital in nature of  $275 million and  $238 million at April 29, 2011 and April 30, 2010, respectively. These carryover attributes expire at various points in time, from within a year to no expiration date. These valuation allowances would result in a reduction to the provision for income taxes in the consolidated statements of earnings, if they are ultimately not required. Deferred tax liabilities generally represent tax expense recognized in the consolidated financial statements for which payment has been deferred or expense has already been taken as a deduction on the Company's tax return but has not yet been recognized as an expense in the consolidated statements of earnings. Deferred tax assets/(liabilities) are comprised of the following:

(in millions)	April 29, 2011	April 30, 2010
Deferred tax assets:
Inventory (intercompany profit in inventory and excess of tax over book valuation)	$366	$426
Stock-based compensation	233	214
Accrued liabilities	169	130
Net operating loss and credit carryforwards	149	119
Other	135	118
Federal and state benefit on uncertain tax positions	133	133
Pension and post-retirement benefits	124	150
Unrealized loss on equity investments	17	16
Warranty reserves	12	11
Allowance for doubtful accounts	11	14
Convertible debt interest	5	14
Unrealized currency loss	-	28
Total deferred tax assets (net of valuation allowance)	1,354	1,373

Deferred tax liabilities:
Intangible assets	(691)	(652)
Realized loss on derivative financial instruments	(112)	(113)
Accumulated depreciation	(89)	(43)
Other	(41)	(48)
Unrealized currency gain	(26)	-
Unrealized gain on available-for-sale securities and derivative financial instruments	(10)	(62)
Total deferred tax liabilities	(969)	(918)

Deferred tax assets, net	$385	$455

The Company’s effective income tax rate varied from the U.S. Federal statutory tax rate as follows:

	Fiscal Year
	2011	2010	2009
U.S. Federal statutory tax rate	35.0%	35.0%	35.0%
Increase (decrease) in tax rate resulting from:
U.S. state taxes, net of Federal tax benefit	0.3	0.5	0.6
Research and development credit	(1.2)	(0.6)	(1.6)
Domestic production activities	(0.5)	(0.3)	(0.5)
International	(19.1)	(16.7)	(20.7)
Puerto Rico Excise Tax	(0.6)	-	-
Impact of special charges, restructuring charges, certain litigation charges, net, and acquisition-related items	2.3	2.0	9.5
Reversal of excess tax accruals	(1.7)	-	(5.4)
Retiree medical subsidy law change	-	0.4	-
Other, net	2.3	1.6	(1.7)
Effective tax rate	16.8%	21.9%	15.2%

In fiscal year 2011, the Company recorded a  $67 million net tax benefit associated with the reversal of excess tax accruals. This reversal related to the settlement of certain issues reached with the U.S. Internal Revenue Service (IRS) involving the review of the Company's fiscal years 1997 through 1999 and fiscal years 2005 and 2006 domestic income tax returns, and the resolution of various state and foreign audit proceedings covering multiple years and issues. The  $67 million net tax benefit was recorded in the provision for income taxes in the consolidated statement of earnings for fiscal year 2011.

In fiscal year 2010, the Company recorded a  $15 million tax cost associated with the U.S. health care reform legislation eliminating the federal tax benefit for government subsidies of retiree prescription drug benefits. The  $15 million tax cost was recorded in the provision for income taxes in the consolidated statement of earnings for fiscal year 2010.

In fiscal year 2009, the Company recorded a  $132 million certain tax benefit associated with the reversal of excess tax accruals. This reversal related to the settlement of certain issues reached with the IRS involving the review of the Company's fiscal year 2005 and fiscal year 2006 domestic income tax returns, the resolution of various state audit proceedings covering fiscal years 1997 through 2007 and the completion of foreign audits covering various years. The  $132 million certain tax benefit was recorded in the provision for income taxes in the consolidated statement of earnings for fiscal year 2009.

The Company has not provided U.S. income taxes on approximately  $14.912 billion,  $12.373 billion, and  $9.738 billion of undistributed earnings from non-U.S. subsidiaries as of April 29, 2011, April 30, 2010, and April 24, 2009, respectively. These earnings are intended to be permanently reinvested outside the U.S. Determination of the amount of unrecognized deferred tax liability on these undistributed earnings is not practicable. Currently, the Company's operations in Puerto Rico, Switzerland, Ireland, and Singapore have various tax incentive grants. Unless these grants are extended, they will expire between fiscal years 2012 and 2027.

The Company had  $769 million,  $538 million, and  $431 million of gross unrecognized tax benefits as of April 29, 2011, April 30, 2010, and April 24, 2009, respectively. A reconciliation of the beginning and ending amount of unrecognized tax benefits for fiscal years 2011, 2010, and 2009 is as follows:

	Fiscal Years
(in millions)	2011	2010	2009
Gross unrecognized tax benefits at beginning of fiscal year	$538	$431	$455
Gross increases:
Prior year tax positions	151	51	3
Current year tax positions	172	74	106
Gross decreases:
Prior year tax positions	(57)	(14)	(116)
Settlements	(32)	(4)	(15)
Statute of limitation lapses	(3)	-	(2)
Gross unrecognized tax benefits at end of fiscal year	$769	$538	$431

If all of the Company's unrecognized tax benefits as of April 29, 2011, April 30, 2010, and April 24, 2009 were recognized,  $685 million,  $459 million, and  $360 million would impact the Company's effective tax rate, respectively. Although the Company believes that it has adequately provided for liabilities resulting from tax assessments by taxing authorities, positions taken by these tax authorities could have a material impact on the Company's effective tax rate in future periods. The Company has recorded the gross unrecognized tax benefits as a long-term liability, as it does not expect significant payments to occur or the total amount of unrecognized tax benefits to change significantly over the next 12 months.

The Company recognizes interest and penalties related to income tax matters in the provision for income taxes in the consolidated statements of earnings and records the liability in the current or long-term income taxes payable, as appropriate. The Company had  $80 million,  $94 million, and  $73 million of accrued gross interest and penalties as of April 29, 2011, April 30, 2010, and April 24, 2009, respectively. During the fiscal years ended April 29, 2011, April 30, 2010, and April 24, 2009, the Company recognized interest expense, net of tax benefit, of approximately  $12 million,  $14 million, and  $18 million in the provision for income taxes in the consolidated statements of earnings, respectively.

Tax audits associated with the allocation of income, and other complex issues, may require an extended period of time to resolve and may result in income tax adjustments if changes to the Company's allocation are required between jurisdictions with different tax rates. Tax authorities periodically review the Company's tax returns and propose adjustments to the Company's tax filings. The IRS has settled its audits with the Company for all years through fiscal year 1999. Tax years settled with the IRS may remain open for foreign tax audits and competent authority proceedings. Competent authority proceedings are a means to resolve intercompany pricing disagreements between countries.

On December 7, 2010, the Company and the IRS reached settlement with respect to the audits of fiscal years 1997, 1998, and 1999 and the allocation of income between Medtronic, Inc. and its wholly-owned subsidiary in Switzerland. The impact from this settlement has been recorded in the provision for income taxes in the consolidated statement of earnings for the fiscal year ended April 29, 2011.

In September 2005, the IRS issued its audit report for fiscal years 2000, 2001, and 2002. In addition, the IRS issued its audit report for fiscal years 2003 and 2004 in March 2007. Following the resolution on December 7, 2010 of the issue associated with the allocation of income between Medtronic, Inc. and its wholly-owned subsidiary in Switzerland, the Company reached agreement with the IRS on substantially all of the proposed adjustments for these fiscal years 2000 through 2004. The remaining open issues are not significant and are expected to be resolved within the next 12 months.

In March 2009, the IRS issued its audit report for fiscal years 2005 and 2006. The Company reached agreement with the IRS on many, but not all, of the proposed adjustments for fiscal years 2005 and 2006. The significant issues that could effect the Company's tax payments that remain unresolved relate to the allocation of income between Medtronic, Inc. and its wholly-owned subsidiary operating in Puerto Rico and the timing of the deductibility of a settlement payment. On December 23, 2010, the IRS issued a statutory notice of deficiency with respect to the remaining issues. The Company filed a Petition with the U.S. Tax Court on March 21, 2011 objecting to the deficiency.

The Company's reserve for the uncertain tax positions related to these significant unresolved matters with the IRS, as described above, is subject to a high degree of estimation and management judgment. Resolution of these significant unresolved matters, or positions taken by the IRS or foreign tax authorities during future tax audits, could have a material impact on the Company's financial results in future periods. The Company continues to believe that its reserves for uncertain tax positions are appropriate and has meritorious defenses for its tax filings and will vigorously defend them during the audit process, appellate process, and through litigation in courts, as necessary.

Retirement Benefit Plans	12 Months Ended
Apr. 29, 2011
Retirement Benefit Plans [Abstract]
Retirement Benefit Plans [Text Block]

14. Retirement Benefit Plans

The Company sponsors various retirement benefit plans, including defined benefit pension plans (pension benefits), post-retirement medical plans (post-retirement benefits), defined contribution savings plans, and termination indemnity plans, covering substantially all U.S. employees and many employees outside the U.S. The cost of these plans was  $368 million,  $237 million, and  $223 million in fiscal years 2011, 2010, and 2009, respectively.

In the U.S., the Company maintains a qualified pension plan designed to provide guaranteed minimum retirement benefits to all eligible U.S. employees. Pension coverage for non-U.S. employees of the Company is provided, to the extent deemed appropriate, through separate plans. In addition, U.S. and Puerto Rico employees of the Company are also eligible to receive specified Company paid health care and life insurance benefits through the Company's post-retirement benefits. In addition to the benefits provided under the qualified pension plan, retirement benefits associated with wages in excess of the IRS allowable limits are provided to certain employees under a non-qualified plan.

As of April 29, 2011 and April 30, 2010, the net underfunded status of the Company's benefit plans was  $253 million and  $411 million, respectively.

The change in benefit obligation and funded status of the Company's employee retirement plans are as follows:

	U.S.		Non-U.S.		Post-Retirement
	Pension Benefits		Pension Benefits		Benefits
	Fiscal Year		Fiscal Year		Fiscal Year
(in millions)	2011	2010	2011	2010	2011	2010
Accumulated benefit obligation at end of year:	$1,342	$1,146	$526	$434	$295	$270

Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$1,284	$842	$539	$373	$270	$174
Service cost	87	63	39	27	18	12
Interest cost	77	68	25	22	16	14
Employee contributions	-	-	12	10	7	7
Plan amendments	8	-	2	3	(4)	-
Plan curtailments	-	-	-	(2)	-	-
Actuarial loss/(gain)	80	336	(41)	112	1	74
Benefits paid	(33)	(32)	(6)	(17)	(16)	(13)
Medicare Part D reimbursements	-	-	-	-	1	-
Special termination benefits	13	7	-	-	2	2
Foreign currency exchange rate changes	-	-	68	11	-	-
Projected benefit obligation at end of year	1,516	1,284	638	539	295	270

Change in plan assets:
Fair value of plan assets at beginning of year	1,104	833	420	291	158	108
Actual return on plan assets	141	222	14	79	21	30
Employer contributions	180	81	102	47	28	26
Employee contributions	-	-	12	10	7	7
Benefits paid	(33)	(32)	(6)	(17)	(16)	(13)
Foreign currency exchange rate changes	-	-	64	10	-	-
Fair value of plan assets at end of year	1,392	1,104	606	420	198	158

Funded status at end of year:
Fair value of plan assets	1,392	1,104	606	420	198	158
Benefit obligations	1,516	1,284	638	539	295	270
Underfunded status of the plans	(124)	(180)	(32)	(119)	(97)	(112)
Recognized liability	$(124)	$(180)	$(32)	$(119)	$(97)	$(112)

Amounts recognized on the consolidated balance sheets consist of:
Non-current assets	$46	$-	$45	$-	$-	$-
Current liabilities	(7)	(5)	(2)	(2)	(1)	-
Non-current liabilities	(163)	(175)	(75)	(117)	(96)	(112)
Recognized liability	$(124)	$(180)	$(32)	$(119)	$(97)	$(112)

Amounts recognized in accumulated other comprehensive (loss)/income:
Prior service (benefit)/cost	$4	$(6)	$13	$10	$(3)	$2
Net actuarial loss	688	677	130	148	83	95
Ending balance	$692	$671	$143	$158	$80	$97

In certain countries outside the U.S., fully funding pension plans is not a common practice, as funding provides no income tax benefit. Consequently, certain pension plans were partially funded as of April 29, 2011 and April 30, 2010. U.S. and non-U.S. plans with accumulated benefit obligations in excess of plan assets consist of the following:

	Fiscal Year
(in millions)	2011	2010
Accumulated benefit obligation	$396	$363
Projected benefit obligation	437	393
Plan assets at fair value	193	183

Plans with projected benefit obligations in excess of plan assets consist of the following:
	Fiscal Year
(in millions)	2011	2010
Projected benefit obligation	$474	$675
Plan assets at fair value	225	420

The net periodic benefit cost of the plans include the following components:

	U.S. Pension Benefits			Non-U.S. Pension Benefits			Post-Retirement Benefits
	Fiscal Year			Fiscal Year			Fiscal Year
(in millions)	2011	2010	2009	2011	2010	2009	2011	2010	2009
Service cost	$87	$63	$74	$39	$27	$29	$18	$12	$14
Interest cost	77	68	60	26	22	19	16	14	12
Expected return on plan assets	(106)	(100)	(99)	(27)	(24)	(20)	(13)	(9)	(12)
Amortization of prior service cost	(2)	(1)	(1)	1	1	1	-	-	-
Amortization of net actuarial loss	34	2	6	5	1	-	5	2	-
Curtailment gain	-	-	-	-	(1)	-	-	-	-
Net periodic benefit cost	90	32	40	44	26	29	26	19	14
Special termination benefits	13	7	-	-	-	-	2	2	-
Total cost for the period	$103	$39	$40	$44	$26	$29	$28	$21	$14

The other changes in plan assets and projected benefit obligations recognized in accumulated other comprehensive (loss)/income for fiscal year 2011 are as follows:

(in millions)	U.S. Pension Benefits	Non-U.S. Pension Benefits	Post-Retirement Benefits
Net actuarial loss/(gain)	$45	$(29)	$(8)
Prior service cost/(credit)	8	2	(4)
Amortization of prior service cost	2	-	-
Amortization of net actuarial gain	(34)	(5)	(5)
Effect of exchange rates	-	17	-
Total recognized in accumulated other comprehensive loss	$21	$(15)	$(17)
Total recognized in net periodic pension cost and accumulated other comprehensive loss	$124	$29	$11

The estimated amounts that will be amortized from accumulated other comprehensive (loss)/income into net periodic benefit cost, before tax, in fiscal year 2012 are as follows:

(in millions)	U.S. Pension Benefits	Non-U.S. Pension Benefits	Post-Retirement Benefits
Amortization of prior service cost/(credit)	$(1)	$2	$-
Amortization of net actuarial loss	45	4	4
	$44	$6	$4

The actuarial assumptions are as follows:
	U.S. Pension Benefits			Non-U.S. Pension Benefits			Post-Retirement Benefits
	Fiscal Year			Fiscal Year			Fiscal Year
	2011	2010	2009	2011	2010	2009	2011	2010	2009
Weighted average assumptions – projected benefit obligation:
Discount rate	5.80%	6.05%	8.25%	4.75%	4.68%	5.41%	5.80%	6.05%	8.25%
Rate of compensation increase	3.80%	3.80%	4.00%	2.97%	3.05%	2.90%	N/A	N/A	N/A
Initial health care cost trend rate pre-65	N/A	N/A	N/A	N/A	N/A	N/A	7.75%	8.00%	8.50%
Initial health care cost trend rate post-65	N/A	N/A	N/A	N/A	N/A	N/A	7.50%	7.75%	8.50%
Weighted average assumptions – net periodic benefit cost:
Discount rate	6.05%	8.25%	6.75%	4.68%	5.41%	5.37%	6.05%	8.25%	6.75%
Expected return on plan assets	8.25%	8.25%	8.75%	5.71%	5.78%	5.97%	8.25%	8.25%	8.75%
Rate of compensation increase	3.80%	4.00%	4.24%	3.05%	2.90%	3.10%	N/A	N/A	N/A
Initial health care cost trend rate pre-65	N/A	N/A	N/A	N/A	N/A	N/A	8.00%	8.50%	9.00%
Initial health care cost trend rate post-65	N/A	N/A	N/A	N/A	N/A	N/A	7.75%	8.00%	9.00%

The Company's discount rates are determined by considering current yield curves representing high quality, long-term fixed income instruments. The resulting discount rates are consistent with the duration of plan liabilities.

The expected long-term rate of return on plan assets assumptions are determined using a building block approach, considering historical averages and real returns of each asset class. In certain countries, where historical returns are not meaningful, consideration is given to local market expectations of long-term returns.

Retirement Benefit Plan Investment Strategy   The Company has an account that holds the assets for both the U.S. pension plan and other post-retirement benefits, primarily retiree medical benefits. For investment purposes, the plans are managed in an identical way, as their objectives are similar.

The Company has a Qualified Plan Committee (the Plan Committee) that sets investment guidelines with the assistance of an external consultant. These guidelines are established based on market conditions, risk tolerance, funding requirements, and expected benefit payments. The Plan Committee also oversees the investment allocation process, selects the investment managers, and monitors asset performance. As pension liabilities are long-term in nature, the Company employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk. An annual analysis on the risk versus the return of the investment portfolio is conducted to justify the expected long-term rate of return assumption.

The investment portfolio contains a diversified portfolio of investment categories, including equities, fixed income securities, hedge funds, and private equity. Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large cap and small cap stocks, active and passive management, and derivative-based styles. The Plan Committee believes with prudent risk tolerance and asset diversification, the account should be able to meet its pension and other post-retirement obligations in the future.

Outside the U.S., pension plan assets are typically managed by decentralized fiduciary committees. There is significant variation in policy asset allocation from country to country. Local regulations, local funding rules, and local financial and tax considerations are part of the funding and investment allocation process in each country.

Plan assets also included investments in the Company's common stock of  $56 million as of April 30, 2010. The Plan did not hold any investments in the Company's common stock as of April 29, 2011.

The Company's pension plan target allocations at April 29, 2011 and April 30, 2010, by asset category, are as follows:

U.S. Plans
	Target Allocation
	2011	2010
Asset Category
Equity securities	50%	55%
Debt securities	20	20
Other	30	25
Total	100%	100%

Non-U.S. Plans
	Target Allocation
	2011	2010
Asset Category
Equity securities	41%	40%
Debt securities	23	15
Other	36	45
Total	100%	100%

Retirement Benefit Plan Asset Fair Values The following is a description of the valuation methodologies used for retirement benefit plan assets measured at fair value.

Short-term investments: Valued at the closing price reported in the active markets in which the individual security is traded.

U.S. government securities: Certain U.S. government securities are valued at the closing price reported in the active markets in which the individual security is traded. Other U.S. government securities are valued based on inputs other than quoted prices that are observable.

Corporate debt securities: Valued based on inputs other than quoted prices that are observable.

Common stock: Valued at the closing price reported in the active markets in which the individual security is traded.

Equity Mutual Funds/Commingled Trusts: Valued based on the year-end net asset values of the investment vehicles. The net asset values of the investment vehicles are based on the fair values of the underlying investments of the partnerships valued at the closing price reported in the active markets in which the individual security is traded. Equity mutual funds have a daily reported net asset value and the Company classifies these investments as Level 2. Commingled trusts do not have a daily reported net asset value and the Company classifies these investments as Level 3.

Fixed Income Mutual Funds: Valued based on the year-end net asset values of the investment vehicles. The net asset values of the investment vehicles are based on the fair values of the underlying investments of the partnerships valued based on inputs other than quoted prices that are observable.

Partnership Units: Valued based on the year-end net asset values of the underlying partnerships. The net asset values of the partnerships are based on the fair values of the underlying investments of the partnerships. Quoted market prices are used to value the underlying investments of the partnerships, where available partnerships consist of the investment pools which invest primarily in common stocks. Partnership units include partnerships, private equity investments, and real asset investments. Partnerships primarily include long/short equity and absolute return strategies. These investments can be redeemed monthly with notice periods ranging from 45 to 95 days. There are two absolute return strategy funds totaling  $18 million that are in the process of liquidation. The Company expects to receive the majority of the proceeds over the next five years. Private equity investments consist of common stock and debt instruments of private companies. For private equity funds, the sum of the unfunded commitments is  $29 million and the estimated liquidation period of these funds is expected to be one to 10 years. Real asset investments consist of commodities, derivatives, Real Estate Investment Trusts, and illiquid real estate holdings. These investments have redemption periods ranging from 30 days to 10 years. If a quoted market price is not available for a partnership investment, other valuation procedures are utilized to arrive at fair value.

Registered Investment Companies: Valued at the quoted market prices of shares held by the plan at year-end in the active market on which the individual securities are traded.

Insurance Contracts: Comprised of investments in collective (group) insurance contracts, consisting of individual insurance policies. The policyholder is the employer and each member is the owner/beneficiary of their individual insurance policy. These policies are a part of the insurance company's general portfolio and participate in the insurer's profit-sharing policy on an excess yield basis.

The methods described above may produce fair values that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

During fiscal year 2011, the Company reviewed the hierarchy classification of fixed income mutual funds. The Company determined these investments had valuation characteristics consistent with Level 2 securities. Consequently, the Company transferred fixed income mutual funds from Level 1 to Level 2. Additionally, the Company reviewed the hierarchy classification of registered investment companies. The Company determined these investments had valuation characteristics consistent with Level 2 securities. Consequently, the Company transferred registered investment companies from Level 1 to Level 2. There were no significant transfers from Level 1 or 2 to Level 3 during the fiscal years ended April 29, 2011 or April 30, 2010.

The following tables provide information by level for the retirement benefit plan assets that are measured at fair value, as defined by U.S. GAAP. See Note 6 for discussion of the fair value measurement terms of Levels 1, 2, and 3.

U.S. Pension Benefits

	Fair Value	Fair Value Measurements
	at	Using Inputs Considered as
(in millions)	April 29, 2011	Level 1	Level 2	Level 3
Short-term investments	$186	$186	$-	$-
U.S. government securities	118	74	44	-
Corporate debt securities	82	-	82	-
Other common stock	201	201	-	-
Equity mutual funds/commingled trusts	309	-	67	242
Fixed income mutual funds	53	-	53	-
Partnership units	443	-	-	443
	$1,392	$461	$246	$685

	Fair Value	Fair Value Measurements
	at	Using Inputs Considered as
(in millions)	April 30, 2010	Level 1	Level 2	Level 3
Short-term investments	$39	$39	$-	$-
U.S. government and agency securities	29	15	14	-
Corporate debt securities	24	-	24	-
Medtronic, Inc. common stock	49	49	-	-
Other common stock	195	195	-	-
Fixed income mutual funds	167	167	-	-
Partnership units	601	-	-	601
	$1,104	$465	$38	$601

The following table provides a reconciliation of the beginning and ending balances of U.S. pension benefits assets measured at fair value that used significant unobservable inputs (Level 3):

	April 29,	April 30,
(in millions)	2011	2010
Beginning Balance	$601	$528
Total realized gains/(losses) and other-than-temporary impairment losses included in earnings	5	(14)
Total unrealized gains included in accumulated other comprehensive loss	78	126
Purchases, issuances, and settlements	1	(39)
Ending Balance	$685	$601

Non-U.S. Benefits

	Fair Value	Fair Value Measurements
	at	Using Inputs Considered as
(in millions)	April 29, 2011	Level 1	Level 2	Level 3
Registered investment companies	$590	$-	$590	$-
Insurance contracts	9	-	-	9
Partnership units	7	-	-	7
	$606	$-	$590	$16

	Fair Value	Fair Value Measurements
	at	Using Inputs Considered as
(in millions)	April 30, 2010	Level 1	Level 2	Level 3
Registered investment companies	$413	$413	$-	$-
Insurance contracts	7	-	-	7
	$420	$413	$-	$7

The following table provides a reconciliation of the beginning and ending balances of non-U.S. pension benefits assets measured at fair value that used significant unobservable inputs (Level 3):

	April 29,	April 30,
(in millions)	2011	2010
Beginning Balance	$7	$5
Foreign currency exchange	1	-
Purchases, issuances, and settlements	8	2
Ending Balance	$16	$7

Post-Retirement Benefits

	Fair Value	Fair Value Measurements
	at	Using Inputs Considered as
(in millions)	April 29, 2011	Level 1	Level 2	Level 3
Short-term investments	$28	$28	$-	$-
U.S. government securities	17	11	6	-
Corporate debt securities	12	-	12	-
Other common stock	30	30	-	-
Equity mutual funds/commingled trusts	46	-	10	36
Fixed income mutual funds	8	-	8	-
Partnership units	66	-	-	66
Total	$207	$69	$36	$102
Other items to reconcile to fair value of plan assets	(9)
	$198

	Fair Value	Fair Value Measurements
	at	Using Inputs Considered as
(in millions)	April 30, 2010	Level 1	Level 2	Level 3
Short-term investments	$6	$6	$-	$-
U.S. government securities	4	2	2	-
Corporate debt securities	4	-	4	-
Medtronic, Inc. common stock	7	7	-	-
Other common stock	29	29	-	-
Fixed income mutual funds	25	25	-	-
Partnership units	89	-	-	89
Total	$164	$69	$6	$89
Other items to reconcile to fair value of plan assets	(6)
	$158

The following table provides a reconciliation of the beginning and ending balances of post-retirement benefit assets measured at fair value that used significant unobservable inputs (Level 3):

	April 29,	April 30,
(in millions)	2011	2010
Beginning Balance	$89	$69
Total realized gains/(losses) and other-than-temporary impairment losses included in earnings	1	(2)
Total unrealized gains included in accumulated other comprehensive loss	12	19
Purchases, issuances, and settlements	-	3
Ending Balance	$102	$89

Retirement Benefit Plan Funding It is the Company's policy to fund retirement costs within the limits of allowable tax deductions. During fiscal year 2011, the Company made discretionary contributions of approximately  $180 million to the U.S. pension plan and approximately  $28 million to fund post-retirement benefits. Internationally, the Company contributed approximately  $102 million for pension benefits during fiscal year 2011. During fiscal year 2012, the Company anticipates that its contribution for pension benefits and post-retirement benefits will be consistent with those contributions made during the prior fiscal year 2010. Based on the guidelines under the U.S. Employee Retirement Income Security Act of 1974 and the various guidelines which govern the plans outside the U.S., the majority of anticipated fiscal year 2012 contributions will be discretionary.

Retiree benefit payments, which reflect expected future service, are anticipated to be paid as follows:

(in millions)	U.S. Pension Benefits	Non-U.S. Pension Benefits	Post-Retirement Benefits
Fiscal Year	Gross Payments	Gross Payments	Gross Payments	Gross Medicare Part D Receipts
2012	$43	$30	$10	$1
2013	47	21	11	1
2014	52	23	13	1
2015	57	24	15	1
2016	63	26	17	2
2017 – 2021	406	153	125	16
Total	$668	$277	$191	$22

In March 2010, President Obama signed into law the Patient Protection and Affordable Care Act (PPACA) and the Reconciliation Act. Included among the major provisions of these laws is a change in the tax treatment of the Medicare Part D subsidy. The subsidy came into existence with the enactment of the Medicare Modernization Act (MMA) in 2003 and is available to sponsors of retiree health benefit plans with a prescription drug benefit that is actuarially equivalent to the benefit provided by the Medicare Part D program. Prior to the enactment of the PPACA and the Reconciliation Act, the Company was allowed to deduct the full cost of its retiree drug plans without reduction for subsidies received.

Under U.S. GAAP, the Company records a liability on its balance sheet for the expected cost of earned future retiree health benefits. When the MMA was enacted in 2003, this liability was reduced to reflect expected future subsidies from the Medicare Part D program. In addition, the Company recorded a reduction to the deferred tax liability on the balance sheet for the value of future tax deductions for these retiree health benefits. Each year, as additional benefits are earned and benefit payments are made, the Company adjusts the post-retirement benefits liability and deferred tax liability.

After the passage of the PPACA and the Reconciliation Act, the Company must reduce the tax deduction for retiree drug benefits paid by the amount of the Medicare Part D subsidy beginning in 2013. U.S. GAAP requires the impact of a change in tax law to be recognized immediately in the income statement in the period that includes the enactment date, regardless of the effective date of the change in tax law. As a result of this change in tax law, the Company recorded a non-cash charge of  $15 million in fiscal year 2010 to increase the deferred tax liability. As a result of this legislation, the Company will be evaluating prospective changes to the active and retiree health care benefits offered by the Company.

In August 2006, the Pension Protection Act was signed into law in the U.S. The Pension Protection Act replaces the funding requirements for defined benefit pension plans by subjecting defined benefit plans to 100 percent of the current liability funding target. Defined benefit plans with a funding status of less than 80 percent of the current liability are defined as being “at risk.” The Pension Protection Act was effective for the 2008 plan year. The Company's U.S. qualified defined benefit plans are funded in excess of 80 percent, and therefore the Company expects that the plans will not be subject to the “at risk” funding requirements of the Pension Protection Act and that the law will not have a material impact on future contributions.

The initial health care cost trend rates for post-retirement benefit plans was 7.75 percent for pre-65 and 7.50 percent for post-65 at April 29, 2011. Based on actuarial data, the trend rates are expected to decline to 5.0 percent over a five-year period. Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

(in millions)	One-Percentage- Point Increase	One-Percentage- Point Decrease
Effect on post-retirement benefit cost	$2	$(2)
Effect on post-retirement benefit obligation	13	(12)

Defined Contribution Savings Plans    The Company has defined contribution savings plans that cover substantially all U.S. employees and certain non-U.S. employees. The general purpose of these plans is to provide additional financial security during retirement by providing employees with an incentive to make regular savings. Company contributions to the plans are based on employee contributions and Company performance and starting in fiscal year 2006, the entire match is made in cash. Expense under these plans was  $147 million,  $110 million, and  $103 million in fiscal years 2011, 2010, and 2009, respectively.

Effective May 1, 2005, the Company froze participation in the existing defined benefit pension plan in the U.S. and implemented two new plans including an additional defined benefit pension plan and a new defined contribution pension plan, respectively: the Personal Pension Account (PPA) and the Personal Investment Account (PIA). Employees in the U.S. hired on or after May 1, 2005 have the option to participate in either the PPA or the PIA. Participants in the PPA receive an annual allocation of their salary and bonus on which they will receive an annual guaranteed rate of return which is based on the 10-year Treasury bond rate. Participants in the PIA also receive an annual allocation of their salary and bonus; however, they are allowed to determine how to invest their funds among identified fund alternatives. The cost associated with the PPA is included in U.S. Pension Benefits in the tables presented earlier. The defined contribution cost associated with the PIA was approximately  $46 million,  $41 million, and  $37 million in fiscal years 2011, 2010, and 2009, respectively.

Leases	12 Months Ended
Apr. 29, 2011
Leases [Abstract]
Leases

15. Leases

The Company leases office, manufacturing, and research facilities and warehouses, as well as transportation, data processing, and other equipment under capital and operating leases. A substantial number of these leases contain options that allow the Company to renew at the fair rental value on the date of renewal.

Future minimum payments under capitalized leases and non-cancelable operating leases at April 29, 2011 are:

(in millions)	Capitalized	Operating
Fiscal Year	Leases	Leases
2012	$4	$118
2013	4	86
2014	3	63
2015	3	34
2016	3	22
2017 and thereafter	31	35
Total minimum lease payments	$48	$358
Less amounts representing interest	(14)	N/A
Present value of net minimum lease payments	$34	N/A

Rent expense for all operating leases was  $148 million,  $154 million, and  $150 million in fiscal years 2011, 2010, and 2009, respectively.

In April 2006, the Company entered into a sale-leaseback agreement with a financial institution whereby certain manufacturing equipment was sold to the financial institution and was being leased by the Company over a seven-year period. The transaction was recorded as a capital lease. Payments for the remaining balance of the sale-leaseback agreement were due semi-annually. The lease provided for an early buyout option whereby the Company, at its option, could repurchase the equipment at a predetermined fair market value in calendar year 2009. The Company exercised its early buyout option in fiscal year 2010 which resulted in converting the lease to a term loan. The balance of the related term loan at April 29, 2011 was  $31 million

Contingencies	12 Months Ended
Apr. 29, 2011
Contingencies Note [Abstract]
Contingencies

16. Contingencies

The Company is involved in a number of legal actions. The outcomes of these legal actions are not within the Company's complete control and may not be known for prolonged periods of time. In some actions, the claimants seek damages, as well as other relief, including injunctions barring the sale of products that are the subject of the lawsuit, that could require significant expenditures or result in lost revenues. In accordance with U.S. GAAP, the Company records a liability in the consolidated financial statements for these actions when a loss is known or considered probable and the amount can be reasonably estimated. If the reasonable estimate of a known or probable loss is a range, and no amount within the range is a better estimate than any other, the minimum amount of the range is accrued. If a loss is possible but not known or probable, and can be reasonably estimated, the estimated loss or range of loss is disclosed. In most cases, significant judgment is required to estimate the amount and timing of a loss to be recorded. While it is not possible to predict the outcome for most of the matters discussed, the Company believes it is possible that costs associated with them could have a material adverse impact on the Company's consolidated earnings, financial position, or cash flows.

Litigation with Wyeth and Cordis Corporation

On February 22, 2008, Wyeth and Cordis Corporation (Cordis) filed a lawsuit against the Company and its subsidiary, Medtronic AVE, Inc., in U.S. District Court for the District of New Jersey, alleging that Medtronic's Endeavor drug-eluting stent infringes three U.S. "Morris" patents alleged to be owned by Wyeth and exclusively licensed to Cordis. A trial date has been set for January 9, 2012. The Company is indemnified for the claims made by Wyeth and Cordis. The Company has not recorded an expense related to damages in connection with these matters because any potential loss is not currently probable or reasonably estimable under U.S. GAAP.

Litigation with Edwards Lifesciences, Inc.

On March 19, 2010, the U.S. District Court for the District of Delaware added Medtronic CoreValve LLC (CoreValve) as a party to litigation pending between Edwards Lifesciences, Inc. (Edwards) and CoreValve, Inc. In the litigation, Edwards asserted that CoreValve's transcatheter aortic valve replacement product infringed three U.S. "Andersen" patents owned by Edwards. Before trial, the court granted summary judgment to Medtronic as to two of the three patents. Following a trial, on April 1, 2010 a jury found that CoreValve willfully infringed a claim on the remaining Andersen patent and awarded total lost profit and royalty damages of  $74 million. On May 28, 2010, Edwards filed a motion seeking an injunction against CoreValve. On February 7, 2011, the trial court ruled on post-trial motions, denying Edwards' motions for an injunction, enhanced damages and attorneys' fees and denying Medtronic's motions to overturn the jury's verdict. Medtronic has appealed to the U.S. Court of Appeals for the Federal Circuit.

On March 12, 2010, Edwards served a second lawsuit in the Delaware court upon CoreValve, Medtronic Vascular, and Medtronic, asserting that Medtronic's transcatheter aortic valve replacement product from CoreValve infringed three U.S. Andersen patents owned by Edwards, including two of the patents that were the subject of the first lawsuit. Medtronic filed a motion to dismiss or stay the second lawsuit on May 24, 2010.

Edwards also previously asserted that the CoreValve product infringed an Andersen patent in Germany and the United Kingdom, which is a counterpart to the U.S. Andersen patents. Courts in both countries found that the CoreValve product does not infringe the European Andersen patent. On February 11, 2010, a German appellate court issued its opinion affirming the trial court ruling that the CoreValve product does not infringe the Andersen patent in Germany. On June 30, 2010, the United Kingdom appellate court affirmed a trial court ruling that the CoreValve product does not infringe the Andersen patent in the United Kingdom. Both cases have been dismissed.

The Company has not recorded an expense related to damages in connection with these matters because any potential loss is not currently probable or reasonably estimable under U.S. GAAP.

Marquis/Maximo/InSync Matters

On February 10, 2005, Medtronic voluntarily began to advise physicians about the possibility that a specific battery shorting mechanism might manifest itself in a subset of implantable cardioverter defibrillators (ICDs) and cardiac resynchronization therapy-defibrillators (CRT-Ds). These included certain Marquis VR/DR and Maximo VR/DR ICDs and certain InSync I/II/III CRT-D devices. Subsequent to this voluntary field action, a number of lawsuits were filed against the Company alleging a variety of claims, including individuals asserting claims of personal injury and third-party payors alleging entitlement to reimbursement. These United States lawsuits were settled in 2008, and only a small number of individual cases remain. One third-party payor, Kinetic Knife, dismissed its original action without prejudice and on November 5, 2008 filed a putative class action relating to the same subject matter. Medtronic removed the case to the United States District Court for the District of Minnesota. On April 19, 2011, the court dismissed on preemption grounds the majority of plaintiff's claims. In June 2011, the Company settled the remaining claims for final resolution of this matter.

In addition, class action product liability suits pending in Canada are consolidated in the Ontario Superior Court of Justice. That court certified a class of individual implant recipients and their family members for proceeding on December 6, 2007. Additionally, the subrogated claims of the provincial health insurers to recover costs incurred in providing medical services to the implant class are claimed in the class proceeding. Pretrial proceedings are underway. The Company has not recorded an expense related to damages for the remaining suits because any potential loss is not currently probable or reasonably estimable under U.S. GAAP, and based on current information, the Company does not believe that these suits are likely to have a material adverse effect on the Company's operations.

Sprint Fidelis Product Liability Matters

On October 15, 2007, the Company voluntarily suspended worldwide distribution of its Sprint Fidelis (Fidelis) family of defibrillation leads. As of April 29, 2011, approximately 4,000 lawsuits regarding the Fidelis leads had been filed against the Company, including approximately 47 putative class action suits reflecting a total of approximately 9,000 individual personal injury cases. Approximately 2,800 of the lawsuits were commenced in Minnesota state court and approximately 1,200 were consolidated for pretrial proceedings before a single federal judge in the U.S. District Court for the District of Minnesota pursuant to the Multi-District Litigation (MDL) rules. On January 5, 2009, the MDL court dismissed with prejudice the master consolidated complaint for individuals and the master consolidated complaint for third-party payors on grounds of federal preemption. The state court judge dismissed the state court cases on similar grounds on October 22, 2009. Plaintiffs sought appeals in both the federal and state court matters. The Minnesota Court of Appeals dismissed the appeal on May 16, 2011. On October 15, 2010, the U.S. Court of Appeals for the Eighth Circuit affirmed the dismissal of plaintiffs' claims. On October 29, 2010, plaintiffs petitioned the Eighth Circuit for rehearing of their appeal. On June 14, 2011, the Eighth Circuit dismissed this petition for rehearing.

The Company announced on October 14, 2010 it had entered into an agreement to settle the pending lawsuits as well as certain unfiled claims subject to opt-out rights by both plaintiffs and the Company, including the Company's right to cancel the agreement. The terms of the agreement stipulated that, if Medtronic elected not to cancel the agreement, it would pay plaintiffs to settle substantially all pending U.S. lawsuits and claims, subject to certain conditions. The parties subsequently reached an adjusted settlement agreement pursuant to which Medtronic waived its right to cancel the agreement and agreed to pay a total of  $221 million to resolve over 14,000 filed and unfiled claims. In the second quarter of fiscal year 2011, the Company recorded an expense of  $268 million related to probable and reasonably estimated damages under U.S. GAAP in connection with these matters, and, consistent with the adjusted settlement agreement, the Company reduced that expense to  $221 million in the fourth quarter of fiscal year 2011.

In addition, one putative class action has been filed in the Ontario Superior Court of Justice in Canada. On October 20, 2009, that court certified a class proceeding, but denied class certification on plaintiffs' claim for punitive damages, which the plaintiffs appealed. On July 16, 2010, the appeal was denied. Plaintiffs' request for further appeal was denied on November 22, 2010. The Company has not recorded an expense related to damages in connection with that matter because any potential loss is not currently probable or reasonably estimable under U.S. GAAP.

Shareholder Related Matters

On December 10, 2008, the Minneapolis Firefighters' Relief Association filed a putative class action complaint against the Company and certain current and former officers in the U.S. District Court for the District of Minnesota, alleging violations of Section 10(b) of the Exchange Act and Rule 10b-5 thereunder. The complaint alleges that the defendants made false and misleading public statements concerning the INFUSE Bone Graft product which artificially inflated Medtronic's stock price during the period. On August 21, 2009, plaintiffs filed a consolidated putative class action complaint expanding the class. Medtronic's motion to dismiss the consolidated complaint was denied on February 3, 2010, and pretrial proceedings are underway.

The Company has not recorded an expense related to damages in connection with this matter because any potential loss is not currently probable or reasonably estimable under U.S. GAAP.

Mirowski

Medtronic is a licensee to the RE 38,119 patent ('119 Patent) and RE 38,897 patent ('897 Patent) owned by Mirowski Family Ventures, LLC (Mirowski) relating to the treatment of hemodynamic dysfunction. Medtronic and Mirowski dispute the application of the '119 and '897 Patents to certain Medtronic cardiac resynchronization products. On December 17, 2007, Medtronic filed an action in U.S. District Court for the District of Delaware seeking a declaration that none of its products infringe any valid claims of either the '119 or '897 Patents. If certain conditions are fulfilled, the '119 and/or '897 Patents are determined to be valid and the Medtronic products are found to infringe the '119 and/or '897 Patents, Medtronic will be obligated to pay royalties to Mirowski based upon sales of certain CRT-D products. A bench trial concluded on March 13, 2010. On March 30, 2011, the trial court entered a judgment of non-infringement in Medtronic's favor. Mirowski has appealed the decision to the United States Court of Appeals for the Federal Circuit. As of April 29, 2011 the amount of disputed royalties and interest related to CRT-D products was  $115 million. In accordance with U.S. GAAP, this amount has not been accrued because the outcome is not currently probable.

In addition, Medtronic is a licensee to the 4,407,288 Patent ('288 Patent) owned by Mirowski relating to ICDs. Until November 2001, Medtronic accrued and paid royalties under the license based on a percentage of ICD sales. Medtronic and Mirowski dispute the application of the '288 Patent to certain Medtronic ICD products. In November 2001, Medtronic ceased paying royalties and entered into an agreement with Mirowski to pay putative royalties into an interest-bearing escrow account through the expiration of the '288 Patent in December of 2003. As of April 29, 2011, the current balance in the interest-bearing escrow account was  $91 million. The parties also entered into a tolling agreement deferring and conditioning any litigation of the obligation to pay royalties upon certain conditions precedent. The conditions precedent have now been fulfilled and the escrow balance was released to Mirowski in May 2011.

Other Matters

On October 14, 2010, the Company received a subpoena issued by the United States Attorney's Office for the Western District of New York pursuant to the Health Insurance Portability & Accountability Act of 1996 (HIPAA), relating to the Company's sales, marketing, and reimbursement support practices regarding certain neurostimulation devices. The Company is fully cooperating with this investigation.

On March 12, 2010, the Company received a civil investigative demand from the U.S. Department of Justice pursuant to the federal False Claims Act seeking information regarding the Company's knowledge about claims to Medicare for the implantation of ICDs, including reimbursement advice given by the Company, payments to persons or entities involved in decisions about implantation of ICDs, and the national coverage determination relating to ICDs. The Company is fully cooperating with this investigation.

On September 16, 2009, the Company received a subpoena from the Office of Inspector General for the Department of Health and Human Services in the Eastern District of California requesting production of documents relating to the Company's cardiac rhythm medical devices, including revenue, sales, marketing, and promotional documents, documents relating to reimbursement communications to customers pertaining to the devices, documents relating to scientific studies and registries pertaining to the devices, and documents relating to payments or items of value provided to customers. The Company is fully cooperating with this inquiry.

On June 16, 2009, the Company received an administrative subpoena from the New Jersey Attorney General, Division of Consumer Affairs, requesting production of documents relating to the Company's clinical studies, its financial arrangements with certain physicians and health care providers, and clinical research done by certain physicians and health care providers. The Company is fully cooperating with this inquiry.

On April 13, 2009, the Company received an administrative health care subpoena from the United States Attorney's Office for the Northern District of Indiana requesting documents relating to the Company's relationship with customers, as well as documents relating to certain employees. The Company is fully cooperating with this inquiry.

On February 9, 2009, the Company received letter notice that the United States Department of Justice in the Southern District of Texas is investigating marketing practices, reimbursement advice of the Company, and appropriateness of therapy delivery relating to the Company's cardiac surgical ablation devices. On July 2, 2009, the United States District Court for the Southern District of Texas ordered the unsealing of a qui tam complaint related to the same matter that was filed against Medtronic on November 17, 2008. On August 21, 2009, the Department of Justice decided not to intervene at that time but reserved the right to intervene in the future. The qui tam complaint was served on October 1, 2009. On December 16, 2009, Medtronic filed a motion to dismiss the complaint. On October 1, 2010, the motion was granted without prejudice with leave to amend.

On October 6, 2008, the Company received a subpoena from the United States Attorney's Office for the District of Massachusetts pursuant to HIPAA requesting production of documents relating to Medtronic's INFUSE Bone Graft product. The Company has since received supplemental subpoenas or document requests in connection with INFUSE Bone Graft, including a December 18, 2008 civil investigative demand from the Massachusetts Attorney General's Office and several inquiries from the United States Senate. The Company is fully cooperating with these investigations.

In late June 2008, the Company received a subpoena issued by the United States Attorney's Office for the District of Massachusetts pursuant to HIPAA, relating to the Company's marketing of biliary stents. The Company is fully cooperating with this inquiry. On February 19, 2010, a complaint captioned United States of America ex rel Tricia Nowak and Enda Dodd v. Medtronic, filed in the United States District Court for the District of Massachusetts and relating to similar issues was unsealed. On April 23, 2010, Medtronic filed a motion to dismiss the complaint.

On September 25, 2007 and November 16, 2007, the Company received letters from the U.S. Securities and Exchange Commission (SEC) and U.S. Department of Justice, respectively, requesting information relating to any potential violations of the U.S. Foreign Corrupt Practices Act in connection with the sale of medical devices in several non-U.S. countries. A number of competitors have publicly disclosed receiving similar letters. Subsequently, the SEC and Department of Justice have made additional requests for information from the Company. The Company is fully cooperating with the requests.

On October 24, 2005, the Company received a subpoena from the United States Attorney's Office for the District of Massachusetts issued under HIPAA requesting documents the Company may have, if any, relating to pacemakers and defibrillators and related components; monitoring equipment and services; a provision of benefits, if any, to persons in a position to recommend purchases of such devices; and the Company's training and compliance materials relating to the fraud and abuse and federal Anti-Kickback statutes. In September 2008, the United States Attorney's office for the District of Massachusetts informed Medtronic that it is no longer pursuing its investigation of Medtronic related to the October 24, 2005 subpoena. On September 5, 2008, Medtronic received a subpoena from the Office of Inspector General for the Department of Health and Human Services in the District of Minnesota, requesting production of substantially the same materials covered in the 2005 Massachusetts subpoena. The Company is fully cooperating with this inquiry.

In accordance with U.S. GAAP, during fiscal year 2011, the Company recorded  $24 million in expense related to probable and reasonably estimated damages in connection with these subpoenas.

In the normal course of business, the Company periodically enters into agreements that require it to indemnify customers or suppliers for specific risks, such as claims for injury or property damage arising out of the Company's products or the negligence of its personnel or claims alleging that its products infringe third-party patents or other intellectual property. The Company's maximum exposure under these indemnification provisions cannot be estimated, and the Company has not accrued any liabilities within the consolidated financial statements. Historically, the Company has not experienced significant losses on these types of indemnifications.

Quarterly Financial Data	12 Months Ended
Apr. 29, 2011
Quarterly Financial Data [Abstract]
Quarterly Financial Data [Text Block]

17. Quarterly Financial Data (unaudited)

(in millions, except per share data)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Fiscal Year
Net Sales
2011	$3,773	$3,903	$3,961	$4,295	$15,933
2010	3,933	3,838	3,851	4,196	15,817
Gross Profit
2011	$2,880	$2,942	$2,975	$3,225	$12,021
2010	2,967	2,916	2,939	3,184	12,005
Net Earnings
2011	$830	$566	$924	$776	$3,096
2010	445	868	831	954	3,099
Basic Earnings per Share
2011	$0.76	$0.52	$0.86	$0.73	$2.87
2010	0.40	0.78	0.75	0.87	2.80
Diluted Earnings per Share
2011	$0.76	$0.52	$0.86	$0.72	$2.86
2010	0.40	0.78	0.75	0.86	2.79

The data in the schedule above has been intentionally rounded to the nearest million and therefore the quarterly amounts may not sum to the fiscal year-to-date amounts.

Segment and Geographic Information	12 Months Ended
Apr. 29, 2011
Segment And Geographic Information [Abstract]
Segment and Geographic Information

18. Segment and Geographic Information

In December 2009, the Company consolidated its businesses into two operating groups. This structure further advances the Company's goal to capitalize on existing synergies related to customers and technologies across each business. The creation of these two operating groups did not immediately change how the Company internally managed and reported the results of these businesses in fiscal year 2010. Starting in the first quarter of fiscal year 2011, due to changes in how the Company internally manages and reports the results of these businesses, the Company began to operate under two reportable segments and two operating segments. During the first quarter of fiscal year 2011, the two operating groups were formally named the Cardiac and Vascular Group (composed of the Cardiac Rhythm Disease Management, CardioVascular, and Physio-Control businesses) and the Restorative Therapies Group (composed of the Spinal, Neuromodulation, Diabetes, and Surgical Technologies businesses). The primary products sold by the Cardiac and Vascular Group include those for cardiac rhythm disorders, cardiovascular disease, and external defibrillation. The primary products sold by the Restorative Therapies Group include those for spinal conditions and musculoskeletal trauma, neurological disorders, urological and digestive disorders, diabetes, and ear, nose, and throat conditions. Accordingly, the segment information for the prior years has been restated in accordance with authoritative guidance on segment reporting.

The Company's management evaluates performance and allocates resources based on profit and loss from operations before income taxes and interest expense, net, not including special charges, restructuring charges, certain litigation charges, net, acquisition-related items, and certain tax adjustments. The accounting policies of the reportable segments are the same as those described in the summary of significant accounting policies in Note 1.

Net sales of the Company's reportable segments include end-customer revenues from the sale of products they each develop and manufacture or distribute. Net sales and earnings before income taxes by reportable segment are as follows:

	Fiscal Year
(in millions)	2011	2010	2009
Cardiac and Vascular Group	$8,544	$8,557	$7,794
Restorative Therapies Group	7,389	7,260	6,805
Total Net Sales	$15,933	$15,817	$14,599

	Fiscal Year
(in millions)	2011	2010	2009
Cardiac and Vascular Group	$2,887	$2,935	$2,648
Restorative Therapies Group	2,085	2,024	1,823
Total Reportable Segments' Earnings Before Income Taxes	4,972	4,959	4,471
Special charges	-	-	(100)
Restructuring charges	(261)	(50)	(120)
Certain litigation charges, net	(245)	(374)	(714)
Acquisition-related items	(14)	(23)	(621)
Interest expense, net	(278)	(246)	(183)
Corporate	(451)	(297)	(293)
Total Earnings Before Income Taxes	$3,723	$3,969	$2,440

The following table presents the Company's net assets by reportable segment:

	April 29,	April 30,
(in millions)	2011	2010
Cardiac and Vascular Group	$6,774	$6,117
Restorative Therapies Group	10,539	10,638
Total Net Assets of Reportable Segments	17,313	16,755
Short-term borrowings	(1,723)	(2,575)
Long-term debt	(8,112)	(6,944)
Corporate	8,490	7,393
Total Net Assets	$15,968	$14,629

Geographic Information

Net sales to external customers by geography are as follows:
(in millions)	United States	Europe	Asia Pacific	Other Foreign	Consolidated
Fiscal Year 2011
Net sales to external customers	$9,120	$4,084	$2,114	$615	$15,933
Long-lived assets*	$2,225	$415	$158	$75	$2,873

Fiscal Year 2010
Net sales to external customers	$9,366	$4,014	$1,903	$534	$15,817
Long-lived assets*	$2,043	$393	$161	$72	$2,669

Fiscal Year 2009
Net sales to external customers	$8,987	$3,564	$1,558	$490	$14,599
Long-lived assets*	$2,036	$482	$126	$51	$2,695

* Excludes other long-term instruments, goodwill, other intangible assets, net, and long-term deferred tax assets, net, as applicable.

No single customer represented over 10 percent of the Company’s consolidated net sales in fiscal years 2011, 2010, or 2009.

Summary of Significant Accounting Policies (Policies)	12 Months Ended
Apr. 29, 2011
Summary Of Significant Accounting Policies [Abstract]
Nature of Operations

Nature of Operations   Medtronic, Inc. (Medtronic or the Company) is the global leader in medical technology - alleviating pain, restoring health, and extending life for millions of people around the world. The Company provides innovative products and therapies for use by medical professionals to meet the health care needs of their patients. Primary products include those for cardiac rhythm disorders, cardiovascular disease, neurological disorders, spinal conditions and musculoskeletal trauma, urological and digestive disorders, diabetes, and ear, nose, and throat conditions.

The Company is headquartered in Minneapolis, Minnesota, and markets its products primarily through a direct sales force in the United States (U.S.) and a combination of direct sales representatives and independent distributors in international markets. The primary markets for products are the U.S., Western Europe, and Japan.

Principles of Consolidation

Principles of Consolidation   The consolidated financial statements include the accounts of Medtronic, Inc., and all of its subsidiaries. All significant intercompany transactions and accounts have been eliminated. U.S. generally accepted accounting principles (U.S. GAAP) are applied when determining whether an entity is subject to consolidation.

Fiscal Year-End

Fiscal Year-End   The Company utilizes a 52/53-week fiscal year, ending the last Friday in April. The Company's fiscal years 2011 and 2009 ended on April 29, 2011 and April 24, 2009, respectively, both of which were 52-week years. Fiscal year 2010 ended on April 30, 2010 and was a 53-week year.

Use of Estimates

Use of Estimates   The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying Notes. Actual results could differ materially from those estimates.

Cash Equivalents

Cash Equivalents   The Company considers highly liquid investments with maturities of three months or less from the date of purchase to be cash equivalents. These investments are carried at cost, which approximates fair value.

Investments

Investments   Investments in marketable equity securities and debt securities that are classified and accounted for as available-for-sale at April 29, 2011 and April 30, 2010 include corporate debt securities, U.S. and foreign government and agency securities, certificates of deposit, mortgage-backed securities, other asset-backed securities, and auction rate securities. The Company invests in available-for-sale securities to promote business and strategic objectives. Available-for-sale debt securities are recorded at fair value in both short-term and long-term investments and marketable equity securities are recorded at fair value in long-term investments on the consolidated balance sheets. The change in fair value for available-for-sale securities is recorded, net of taxes, as a component of accumulated other comprehensive loss on the consolidated balance sheets.

Investments in securities that are classified and accounted for as trading securities at April 29, 2011 and April 30, 2010 include exchange-traded funds. Trading securities are recorded at fair value in long-term investments on the consolidated balance sheets. The Company's trading securities seek to offset changes in liabilities related to equity and other market risks of certain deferred compensation arrangements. The change in fair value for trading securities is recorded as a component of interest expense, net on the consolidated statements of earnings. Management determines the appropriate classification of its investments in debt and equity securities at the time of purchase and reevaluates such determinations at each balance sheet date.

Certain of the Company's investments in equity and other securities are long-term, strategic investments in companies that are in varied stages of development. The Company accounts for these investments under the cost or the equity method of accounting, as appropriate. The valuation of equity and other securities accounted for under the cost method considers all available financial information related to the investee, including valuations based on recent third-party equity investments in the investee. If an unrealized loss for any investment is considered to be other-than-temporary, the loss will be recognized in the consolidated statements of earnings in the period the determination is made. Equity securities accounted for under the equity method are initially recorded at the amount of the Company's investment and adjusted each period for the Company's share of the investee's income or loss and dividends paid. Equity securities accounted for under both the cost and equity methods are reviewed quarterly for changes in circumstance or the occurrence of events that suggest the Company's investment may not be recoverable. See Note 5 for discussion of the gains and losses recognized on equity and other securities.

Accounts Receivable

Accounts Receivable   The Company grants credit to customers in the normal course of business, but generally does not require collateral or any other security to support its receivables. The Company maintains an allowance for doubtful accounts for potential credit losses. Uncollectible accounts are written off against the allowance when it is deemed that a customer account is uncollectible.

Inventories

Inventories    Inventories are stated at the lower of cost or market, with cost determined on a first-in, first-out basis. Inventory balances are as follows:

(in millions)	April 29,	April 30,
	2011	2010
Finished goods	$1,067	$896
Work in process	263	269
Raw materials	365	316
Total	$1,695	$1,481

Property, Plant and Equipment

Property, Plant, and Equipment   Property, plant, and equipment is stated at cost. Additions and improvements that extend the lives of the assets are capitalized while expenditures for repairs and maintenance are expensed as incurred. Depreciation is provided using the straight-line method over the estimated useful lives of the various assets. Property, plant, and equipment balances and corresponding lives are as follows:

	April 29,	April 30,	Lives
(in millions)	2011	2010	(in years)
Land and land improvements	$137	$137	Up to 20
Buildings and leasehold improvements	1,489	1,427	Up to 40
Equipment	3,888	3,525	3-7
Construction in progress	303	269	—
Subtotal	5,817	5,358
Less: Accumulated depreciation	(3,306)	(2,937)
Property, plant, and equipment, net	$2,511	$2,421

Depreciation expense of  $464 million,  $454 million, and  $418 million was recognized in fiscal years 2011, 2010, and 2009, respectively.

Goodwill

Goodwill   Goodwill is the excess of purchase price of an acquired business over the amounts assigned to assets acquired and liabilities assumed in a business combination. In accordance with U.S. GAAP, goodwill is not amortized. Goodwill is tested for impairment annually or whenever an event occurs or circumstances change that would indicate the carrying amount may be impaired. Impairment testing for goodwill is done at a reporting unit level. An impairment loss is recognized when the carrying amount of the reporting unit's net assets exceed the estimated fair value of the reporting unit. The estimated fair value is determined using a discounted future cash flow analysis. The Company completed its annual goodwill impairment test in the third quarter of fiscal years 2011, 2010, and 2009 and determined that no goodwill was impaired.

Intangible Assets

Intangible Assets   Intangible assets include patents, trademarks, purchased technology, and in-process research and development (IPR&D) (since April 25, 2009). Intangible assets with a definite life are amortized on a straight-line or accelerated basis, as appropriate, with estimated useful lives ranging from three to 20 years. Intangible assets are tested for impairment annually or whenever events or circumstances indicate that a carrying amount of an asset (asset group) may not be recoverable. Impairment is calculated as the excess of the asset's carrying value over its fair value. Fair value is generally determined using a discounted future cash flow analysis.

IPR&D

IPR&D   When the Company acquires another entity, the purchase price is allocated, as applicable, between IPR&D, other identifiable intangible assets, and net tangible assets, with the remainder recognized as goodwill. During fiscal year 2010, the Company adopted authoritative guidance related to business combinations. Under this guidance, IPR&D is capitalized. Prior to the adoption of this guidance, IPR&D was immediately expensed. The adoption of the authoritative guidance did not change the requirement to expense IPR&D immediately with respect to asset acquisitions. These IPR&D charges are included within acquisition-related items in the Company's consolidated statements of earnings. IPR&D has an indefinite life and is not amortized until completion and development of the project at which time the IPR&D becomes an amortizable asset. If the related project is not completed in a timely manner, the Company may have an impairment related to the IPR&D, calculated as the excess of the asset's carrying value over its fair value.

The Company's policy defines IPR&D as the value assigned to those projects for which the related products have not received regulatory approval and have no alternative future use. Determining the portion of the purchase price allocated to IPR&D requires the Company to make significant estimates. The amount of the purchase price allocated to IPR&D is determined by estimating the future cash flows of each project or technology and discounting the net cash flows back to their present values. The discount rate used is determined at the time of acquisition in accordance with accepted valuation methods. These methodologies include consideration of the risk of the project not achieving commercial feasibility.

At the time of acquisition, the Company expects all acquired IPR&D will reach technological feasibility, but there can be no assurance that the commercial viability of these products will actually be achieved. The nature of the efforts to develop the acquired technologies into commercially viable products consists principally of planning, designing, and conducting clinical trials necessary to obtain regulatory approvals. The risks associated with achieving commercialization include, but are not limited to, delay or failure to obtain regulatory approvals to conduct clinical trials, delay or failure to obtain required market clearances, and patent issuance, and validity and litigation, if any. If commercial viability were not achieved, the Company would likely look to other alternatives to provide these therapies.

Contingent Consideration

Contingent Consideration During fiscal year 2010, as mentioned above, the Company adopted authoritative guidance related to business combinations. Under this guidance, the Company must recognize contingent purchase price consideration at fair value at the acquisition date. Prior to the adoption of this guidance, contingent consideration was not included on the balance sheet and was recorded as incurred. The acquisition date fair value is measured based on the consideration expected to be transferred (probability-weighted), discounted back to present value. The discount rate used is determined at the time of the acquisition in accordance with accepted valuation methods. The fair value of the contingent milestone consideration is remeasured at the estimated fair value at each reporting period with the change in fair value recognized as income or expense within acquisition-related items in the Company's consolidated statements of earnings. Therefore, any changes in the fair value will impact the Company's earnings in such reporting period thereby resulting in potential variability in the Company's earnings until contingencies are resolved.

Warranty Obligation

Warranty Obligation   The Company offers a warranty on various products. The Company estimates the costs that may be incurred under its warranties and records a liability in the amount of such costs at the time the product is sold. Factors that affect the Company's warranty liability include the number of units sold, historical and anticipated rates of warranty claims, and cost per claim. The Company periodically assesses the adequacy of its recorded warranty liabilities and adjusts the amounts as necessary. The amount of the reserve recorded is equal to the net costs to repair or otherwise satisfy the claim. The Company includes the covered costs associated with field actions, if any, in cost of products sold in the Company's consolidated statements of earnings. The Company includes the warranty obligation in other accrued expenses and other long-term liabilities on the Company's consolidated balance sheets.

Changes in the Company's product warranty obligations during the years ended April 29, 2011 and April 30, 2010 consisted of the following:

(in millions)
Balance as of April 24, 2009	$35
Warranty claims provision	50
Settlements made	(40)
Balance as of April 30, 2010	$45
Warranty claims provision	28
Settlements made	(29)
Balance as of April 29, 2011	$44

Self-Insurance

Self-Insurance   It is the Company's policy to self-insure the vast majority of its insurable risks including medical and dental costs, disability coverage, physical loss to property, business interruptions, workers' compensation, comprehensive general, director and officer, and product liability. Insurance coverage is obtained for those risks required to be insured by law or contract. A provision for losses under the self-insured program is recorded and revised quarterly. The Company uses claims data and historical experience, as applicable, to estimate liabilities associated with the exposures that the Company has self-insured. Based on historical loss trends, the Company believes that its self-insurance program accruals are adequate to cover future losses. Historical trends, however, may not be indicative of future losses. These losses could have a material adverse impact on the Company's consolidated financial statements.

Retirement Benefit Plan Assumptions

Retirement Benefit Plan Assumptions   The Company sponsors various retirement benefit plans, including defined benefit pension plans (pension benefits), post-retirement medical plans (post-retirement benefits), defined contribution savings plans, and termination indemnity plans, covering substantially all U.S. employees and many employees outside the U.S. Pension benefit costs include assumptions for the discount rate, retirement age, compensation rate increases, and the expected return on plan assets. Post-retirement medical benefit costs include assumptions for the discount rate, retirement age, expected return on plan assets, and health care cost trend rate assumptions.

The Company evaluates the discount rate, retirement age, compensation rate increases, expected return on plan assets, and health care cost trend rates of its pension benefits and post-retirement benefits annually. In evaluating these assumptions, many factors are considered, including an evaluation of assumptions made by other companies, historical assumptions compared to actual results, current market conditions, asset allocations, and the views of leading financial advisors and economists. In evaluating the expected retirement age assumption, the Company considers the retirement ages of past employees eligible for pension and medical benefits together with expectations of future retirement ages. Refer to Note 14 for additional information regarding the Company's retirement benefit plans.

Revenue Recognition - General

Revenue Recognition   The Company sells its products primarily through a direct sales force in the U.S. and a combination of direct sales representatives and independent distributors in international markets. The Company recognizes revenue when title to the goods and risk of loss transfers to customers, provided there are no material remaining performance obligations required of the Company or any matters requiring customer acceptance. In cases where the Company utilizes distributors or ships product directly to the end user, it recognizes revenue upon shipment provided all revenue recognition criteria have been met. A portion of the Company's revenue is generated from inventory maintained at hospitals or with field representatives. For these products, revenue is recognized at the time the product has been used or implanted. For multiple-element arrangements, the Company allocates revenue from the arrangement to the elements based on the relative fair value of each element, which is based on reliable and objective evidence. The fair value is generally based on the relative sales price of each element when sold separately. The Company records estimated sales returns, discounts, and rebates as a reduction of net sales in the same period revenue is recognized.

Research & Development

Research and Development   Research and development costs are expensed when incurred. Research and development costs include costs of all basic research activities as well as other research, engineering, and technical effort required to develop a new product or service or make significant improvement to an existing product or manufacturing process. Research and development costs also include pre-approval regulatory and clinical trial expenses.

Other Expense, Net

Other Expense, Net   Other expense, net includes intellectual property amortization expense, royalty income and expense, realized equity security gains and losses, realized foreign currency transaction and derivative gains and losses, impairment charges on equity securities, and the Puerto Rico excise tax.

Stock-Based Compensation

Stock-Based Compensation The Company's compensation programs include share-based payments. All awards under share-based payment programs are accounted for at fair value and these fair values are generally amortized on a straight-line basis over the vesting terms into cost of products sold, research and development expense, and selling, general, and administrative expense in the consolidated statements of earnings, as appropriate. Refer to Note 12 for additional information.

Foreign Currency Transactions

Foreign Currency Translation   Assets and liabilities of non-U.S. functional currency entities are translated to U.S. dollars at period-end exchange rates, and the resulting gains and losses arising from the translation of those net assets are recorded as a cumulative translation adjustment, a component of accumulated other comprehensive loss on the consolidated balance sheets. Elements of the consolidated statements of earnings are translated at average currency exchange rates in effect during the period and foreign currency transaction gains and losses are included in other expense, net in the consolidated statements of earnings.

Comprehensive Income and Accumulated Other Comprehensive Loss

Comprehensive Income and Accumulated Other Comprehensive Loss   In addition to net earnings, comprehensive income includes changes in currency exchange rate translation adjustments, unrealized gains and losses on currency exchange rate derivative contracts qualifying and designated as cash flow hedges, net changes in retirement obligation funded status, and unrealized gains and losses on available-for-sale marketable securities. Comprehensive income in fiscal years 2011, 2010, and 2009 was  $3.179 billion,  $2.997 billion, and  $2.153 billion, respectively.

Presented below is a summary of activity for each component of accumulated other comprehensive loss for fiscal years 2011, 2010, and 2009:

(in millions)	Unrealized Gain/(Loss) on Investments	Cumulative Translation Adjustments	Net Change in Retirement Obligations	Unrealized Gain/(Loss) on Foreign Currency Exchange Rate Derivatives	Accumulated Other Comprehensive Loss
Balance as of April 25, 2008	$(41)	$209	$(189)	$(266)	$(286)
Other comprehensive (loss)/income	(54)	(147)	(210)	494	83
Adjustment for change in plan measurement date pursuant to the new authoritative guidance for accounting for defined benefit pension and other post-retirement plans	-	-	1	-	1
Balance as of April 24, 2009	$(95)	$62	$(398)	$228	$(202)
Other comprehensive (loss)/income	68	181	(214)	(137)	(102)
Reclassification of other-than-temporary losses on marketable securities included in net earnings	(3)	-	-	-	(3)
Balance as of April 30, 2010	$(30)	$243	$(612)	$91	$(307)
Other comprehensive (loss)/income	226	200	5	(348)	83
Balance as of April 29, 2011	$196	$443	$(607)	$(257)	$(224)

Translation adjustments are not adjusted for income taxes as substantially all translation adjustments relate to permanent investments in non-U.S. subsidiaries. The tax expense/(benefit) on the unrealized gain/(loss) on foreign exchange derivatives in fiscal years 2011, 2010, and 2009 was  $(183) million,  $(75) million, and  $320 million, respectively. The tax expense/(benefit) related to the net change in retirement obligations was  $3 million,  $(112) million, and  $(109) million in fiscal years 2011, 2010, and 2009, respectively. The Company adopted measurement date authoritative guidance for defined benefit plans in the fourth quarter of fiscal year 2009, which resulted in a one-time adjustment to retained earnings and accumulated other comprehensive loss in that period. The tax expense on the adjustment to other comprehensive loss for the change in measurement date was less than  $1 million. The tax expense/(benefit) on the unrealized gain/(loss) on investments in fiscal years 2011, 2010, and 2009 was  $130 million,  $35 million, and  $(33) million, respectively. During fiscal year 2011, the Company received shares in the form of a dividend related to a previous cost method investment, and in accordance with authoritative guidance, the Company recorded these shares as an investment and correspondingly recorded an unrealized gain.

Derivatives

Derivatives   U.S. GAAP requires companies to recognize all derivatives as assets and liabilities on the balance sheet and to measure the instruments at fair value through earnings unless the derivative qualifies as a hedge. If the derivative is a hedge, depending on the nature of the hedge and hedge effectiveness, changes in the fair value of the derivative will either be recorded currently through earnings or recognized in accumulated other comprehensive loss on the consolidated balance sheets until the hedged item is recognized in earnings upon settlement/termination. The changes in the fair value of the derivative are intended to offset the change in fair value of the hedged asset, liability, or probable commitment. The Company evaluates hedge effectiveness at inception and on an ongoing basis. If a derivative is no longer expected to be highly effective, hedge accounting is discontinued. Hedge ineffectiveness, if any, is recorded in earnings.

The Company uses operational and economic hedges, as well as currency exchange rate derivative instruments, to manage the impact of currency exchange rate changes on earnings and cash flows. In order to minimize earnings and cash flow volatility resulting from currency exchange rate changes, the Company enters into derivative instruments, principally forward currency exchange rate contracts. These contracts are designed to hedge anticipated foreign currency transactions and changes in the value of specific assets, liabilities, and probable commitments. At inception of the contract, the derivative is designated as either a freestanding derivative or a cash flow hedge. The primary currencies of the derivative instruments are the Euro and the Japanese Yen. The Company does not enter into currency exchange rate derivative instruments for speculative purposes. All derivative instruments are recorded at fair value on the consolidated balance sheets, as a component of prepaid expenses and other current assets, other assets, other accrued expenses, or other long-term liabilities depending upon the gain or loss position of the contract and contract maturity date.

Forward currency exchange rate contracts designated as cash flow hedges are designed to hedge the variability of cash flows associated with forecasted transactions denominated in a foreign currency that will take place in the future. Changes in value of derivatives designated as cash flow hedges are recorded in accumulated other comprehensive loss on the consolidated balance sheets until earnings are affected by the variability of the underlying cash flows. At that time, the applicable amount of gain or loss from the derivative instrument that is deferred in shareholders' equity is reclassified to earnings and is included in other expense, net or cost of products sold in the consolidated statements of earnings, depending on the underlying transaction that is being hedged.

The Company uses forward currency exchange rate contracts to offset its exposure to the change in value of specific foreign currency denominated assets and liabilities. These forward currency exchange rate contracts are not designated as hedges, and therefore, changes in the value of these freestanding derivatives are recognized currently in earnings, thereby offsetting the current earnings effect of the related change in U.S. dollar value of foreign currency denominated assets and liabilities.

The Company uses interest rate derivative instruments to manage its exposure to interest rate movements by converting fixed-rate debt into floating-rate debt. The objective of the instruments is to more effectively manage the Company's borrowing costs and interest rate risk. These derivative instruments are designated as fair value hedges under U.S. GAAP. Changes in the fair value of the derivative instrument are recorded in interest expense, net, and are offset by changes in the fair value on the underlying debt instrument. Interest expense, net includes interest payments made or received under interest rate derivative instruments.

In addition, the Company has collateral credit agreements with its primary derivative counterparties. Under these agreements, either party is required to post eligible collateral when the market value of transactions covered by the agreement exceeds specific thresholds, thus limiting credit exposure for both parties.

Earnings Per Share

Earnings Per Share   Basic earnings per share is computed based on the weighted average number of common shares outstanding. Diluted earnings per share is computed based on the weighted average number of common shares outstanding increased by the number of additional shares that would have been outstanding had the potentially dilutive common shares been issued and reduced by the number of shares the Company could have repurchased with proceeds from issuance of the potentially dilutive shares. Potentially dilutive shares of common stock include stock options and other stock-based awards granted under stock-based compensation plans and shares committed to be purchased under the employee stock purchase plan.

The table below sets forth the computation of basic and diluted earnings per share

	Fiscal Year
(in millions, except per share data)	2011	2010	2009
Numerator:
Net earnings	$3,096	$3,099	$2,070
Denominator:
Basic – weighted average shares outstanding	1,077.4	1,106.3	1,121.9
Effect of dilutive securities:
Employee stock options	0.6	0.9	2.4
Employee restricted stock units	3.4	1.9	1.2
Other	0.3	0.3	0.8
Diluted – weighted average shares outstanding	1,081.7	1,109.4	1,126.3

Basic earnings per share	$2.87	$2.80	$1.85
Diluted earnings per share	$2.86	$2.79	$1.84

The calculation of weighted average diluted shares outstanding excludes options for approximately 59 million, 65 million, and 62 million shares of common stock in fiscal years 2011, 2010, and 2009, respectively, as the exercise price of those options was greater than the average market price, resulting in an anti-dilutive effect on diluted earnings per share. For fiscal years 2011, 2010, and 2009, common share equivalents related to the Company's  $2.200 billion of Senior Convertible Notes were anti-dilutive as the market price of the Company's stock was below the conversion price of the Senior Convertible Notes and, therefore, were excluded from the calculation of weighted average diluted shares.

New Accounting Standards

New Accounting Standards

In October 2009, the Financial Accounting Standards Board (FASB) updated the revenue recognition accounting guidance relating to the accounting for revenue arrangements that involve more than one deliverable or unit of accounting. The updated guidance requires companies to allocate arrangement considerations in multiple deliverable arrangements in a manner that better reflects the economics of the transaction by revising certain thresholds for separation, and providing criteria for allocation of revenue among deliverables. The updated guidance is effective for the Company beginning in the first quarter of fiscal year 2012. The Company is electing to adopt the provisions prospectively to new or materially modified arrangements beginning on the effective date. The Company has evaluated the adoption of this guidance and it is not expected to have a material impact on the Company's consolidated financial statements.

In January 2010, the FASB updated the disclosure requirements for fair value measurements. The updated guidance requires companies to disclose separately the investments that transfer in and out of Levels 1 and 2 and the reasons for those transfers. Additionally, in the reconciliation for fair value measurements using significant unobservable inputs (Level 3), companies should present separately information about purchases, sales, issuances, and settlements. The updated guidance was effective for the Company beginning in the fourth quarter of fiscal year 2010, except for the disclosures about purchases, sales, issuances, and settlements in the Level 3 reconciliation, which are effective for the Company beginning in the first quarter of fiscal year 2012. As this guidance only requires additional disclosures, the adoption of this guidance is not expected to have a material impact on the Company's consolidated financial statements. Refer to Note 6 for additional information on Levels 1, 2, and 3.

In December 2010, the FASB updated the accounting guidance relating to the annual goodwill impairment test. The updated guidance requires companies to perform the second step of the impairment test to measure the amount of impairment loss, if any, when it is more likely than not that goodwill impairment exists when the carrying amount of a reporting unit is zero or negative. In considering whether it is more likely than not that goodwill impairment exists, an entity shall evaluate whether there are adverse qualitative factors. The updated guidance is effective for the Company beginning in the first quarter of fiscal year 2012. The adoption of this guidance is not expected to have a material impact on the Company's consolidated financial statements.

In May 2011, the FASB updated the accounting guidance related to fair value measurements. The updated guidance results in a consistent definition of fair value and common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (IFRS). The updated guidance is effective for the Company beginning in the third quarter of fiscal year 2012. The Company is currently evaluating the impact of adoption of this accounting guidance on its consolidated financial statements.

In June 2011, the FASB updated the disclosure requirements for comprehensive income. The updated guidance requires companies to disclose the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not affect how earnings per share is calculated or presented. The updated guidance is effective for the Company beginning in the fourth quarter of fiscal year 2012. The Company is currently evaluating the impact of adoption of this accounting guidance on its consolidated financial statements.

Summary of Significant Accounting Policies (Tables)	12 Months Ended
Apr. 29, 2011
Sosap Tables [Abstract]
Schedule of Inventories
(in millions)	April 29,	April 30,
	2011	2010
Finished goods	$1,067	$896
Work in process	263	269
Raw materials	365	316
Total	$1,695	$1,481

Schedule of Property Plant and Equipment
	April 29,	April 30,	Lives
(in millions)	2011	2010	(in years)
Land and land improvements	$137	$137	Up to 20
Buildings and leasehold improvements	1,489	1,427	Up to 40
Equipment	3,888	3,525	3-7
Construction in progress	303	269	—
Subtotal	5,817	5,358
Less: Accumulated depreciation	(3,306)	(2,937)
Property, plant, and equipment, net	$2,511	$2,421

Schedule of Warranty Obligations
(in millions)
Balance as of April 24, 2009	$35
Warranty claims provision	50
Settlements made	(40)
Balance as of April 30, 2010	$45
Warranty claims provision	28
Settlements made	(29)
Balance as of April 29, 2011	$44

Schedule of Comprehensive Income and Accumulated Other Comprehensive Loss
(in millions)	Unrealized Gain/(Loss) on Investments	Cumulative Translation Adjustments	Net Change in Retirement Obligations	Unrealized Gain/(Loss) on Foreign Currency Exchange Rate Derivatives	Accumulated Other Comprehensive Loss
Balance as of April 25, 2008	$(41)	$209	$(189)	$(266)	$(286)
Other comprehensive (loss)/income	(54)	(147)	(210)	494	83
Adjustment for change in plan measurement date pursuant to the new authoritative guidance for accounting for defined benefit pension and other post-retirement plans	-	-	1	-	1
Balance as of April 24, 2009	$(95)	$62	$(398)	$228	$(202)
Other comprehensive (loss)/income	68	181	(214)	(137)	(102)
Reclassification of other-than-temporary losses on marketable securities included in net earnings	(3)	-	-	-	(3)
Balance as of April 30, 2010	$(30)	$243	$(612)	$91	$(307)
Other comprehensive (loss)/income	226	200	5	(348)	83
Balance as of April 29, 2011	$196	$443	$(607)	$(257)	$(224)

Schedule of Earnings Per Share
	Fiscal Year
(in millions, except per share data)	2011	2010	2009
Numerator:
Net earnings	$3,096	$3,099	$2,070
Denominator:
Basic – weighted average shares outstanding	1,077.4	1,106.3	1,121.9
Effect of dilutive securities:
Employee stock options	0.6	0.9	2.4
Employee restricted stock units	3.4	1.9	1.2
Other	0.3	0.3	0.8
Diluted – weighted average shares outstanding	1,081.7	1,109.4	1,126.3

Basic earnings per share	$2.87	$2.80	$1.85
Diluted earnings per share	$2.86	$2.79	$1.84

Restructuring Charges (Tables)	12 Months Ended
Apr. 29, 2011
Restructuring Charges Tables [Abstract]
Schedule of Restructuring Reserve
	Fiscal Year 2011 Initiative
(in millions)	Employee
	Termination	Asset	Other
	Costs	Write-downs	Costs	Total
Balance as of April 30, 2010	$-	$-	$-	$-
Restructuring charges	162	24	71	257
Payments/write-downs	(5)	(24)	(24)	(53)
Balance as of April 29, 2011	$157	$-	$47	$204

	Fiscal Year 2009 Initiative
(in millions)	Employee
	Termination	Asset
	Costs	Write-downs	Total
Balance as of April 25, 2008	$-	$-	$-
Restructuring charges	29	5	34
Payments/write-downs	(1)	(5)	(6)
Balance as of April 24, 2009	$28	$-	$28
Restructuring charges	53	10	63
Reversal of excess accrual	(12)	-	(12)
Payments	(64)	(10)	(74)
Balance as of April 30, 2010	$5	$-	$5
Payments/write-downs	(5)	-	(5)
Balance as of July 30, 2010	$-	$-	$-

	Global Realignment Initiative
(in millions)	Employee
	Termination	Asset
	Costs	Write-downs	Total
Balance as of April 25, 2008	$25	$-	$25
Restructuring charges	91	5	96
Reversal of excess accrual	(7)	-	(7)
Payments/write-downs	(89)	(5)	(94)
Currency adjustment, net	(5)	-	(5)
Balance as of April 24, 2009	$15	$-	$15
Restructuring charges	-	5	5
Reversal of excess accrual	(8)	-	(8)
Payments/write-downs	(9)	(5)	(14)
Currency adjustment, net	2	-	2
Balance as of October 30, 2009	$-	$-	$-

Acquisitions and Acquisition-Related Items (Tables)	12 Months Ended
Apr. 29, 2011
Business Acquisition [Line Items]
Schedule of Fair Value of Contingent Milestone Payments Associated with Business Combination
	Fiscal Year
(in millions)	2011	2010
Beginning Balance	$118	$-
Purchase price contingent consideration	203	118
Change in fair value of contingent consideration	14	-
Ending Balance	$335	$118

Ardian Inc [Member]
Business Acquisition [Line Items]
Schedule of Business Acquisitions, by Acquisition
(in millions)
Current assets	$12
Property, plant, and equipment	1
IPR&D	191
Other intangible assets	55
Goodwill	807
Total assets acquired	1,066

Current liabilities	10
Long-term deferred tax liabilities, net	36
Total liabilities assumed	46
Net assets acquired	$1,020

Osteotech [Member]
Business Acquisition [Line Items]
Schedule of Business Acquisitions, by Acquisition
(in millions)
Current assets	$34
Property, plant, and equipment	21
IPR&D	1
Other intangible assets	46
Goodwill	19
Inventory	41
Other long-term assets	3
Total assets acquired	165

Current liabilities	19
Other long-term liabilities	15
Long-term deferred tax liabilities, net	8
Total liabilities assumed	42
Net assets acquired	$123

ATS Medical [Member]
Business Acquisition [Line Items]
Schedule of Business Acquisitions, by Acquisition
(in millions)
Current assets	$51
Property, plant, and equipment	7
IPR&D	6
Other intangible assets	101
Goodwill	209
Long-term deferred tax assets, net	34
Total assets acquired	408

Current liabilities	14
Total liabilities assumed	14
Net assets acquired	$394

Invatec [Member]
Business Acquisition [Line Items]
Schedule of Business Acquisitions, by Acquisition

(in millions)
Current assets	$77
Property, plant, and equipment	32
IPR&D	114
Other intangible assets	228
Goodwill	161
Other assets	1
Total assets acquired	613

Current liabilities	46
Long-term deferred tax liabilities, net	99
Total liabilities assumed	145
Net assets acquired	$468

Core Valve [Member]
Business Acquisition [Line Items]
Schedule of Business Acquisitions, by Acquisition

(in millions)
Current assets	$20
Property, plant, and equipment	7
IPR&D	123
Other intangible assets	291
Goodwill	424
Total assets acquired	865

Current liabilities	65
Long-term deferred tax liabilities	100
Total liabilities assumed	165
Net assets acquired	$700

Ablation Frontiers [Member]
Business Acquisition [Line Items]
Schedule of Business Acquisitions, by Acquisition

(in millions)
Current assets	$7
Property, plant, and equipment	1
IPR&D	97
Other intangible assets	63
Goodwill	107
Total assets acquired	275

Current liabilities	19
Long-term deferred tax liabilities	21
Total liabilities assumed	40
Net assets acquired	$235

CryoCath Technologies [Member]
Business Acquisition [Line Items]
Schedule of Business Acquisitions, by Acquisition

(in millions)
Current assets	$24
Property, plant, and equipment	2
IPR&D	72
Other intangible assets	57
Goodwill	184
Long-term deferred tax assets	61
Total assets acquired	400

Current liabilities	30
Long-term deferred tax liabilities	15
Total liabilities assumed	45
Net assets acquired	$355

Investments (Tables)	12 Months Ended
Apr. 29, 2011
Investments Tables [Abstract]
Schedule of Short Term and Long Term Investments
		Unrealized	Unrealized
(in millions)	Cost	Gains	Losses	Fair Value
Available-for-sale securities:
Corporate debt securities	$1,947	$20	$(6)	$1,961
Auction rate securities	167	-	(34)	133
Mortgage-backed securities	783	10	(8)	785
U.S. government and agency securities	2,731	26	(1)	2,756
Foreign government and agency securities	130	1	-	131
Certificates of deposit	119	-	-	119
Other asset-backed securities	351	1	(3)	349
Marketable equity securities	186	55	(4)	237
Trading securities:
Exchange-traded funds	33	6	-	39
Cost method, equity method, and other investments	656	-	-	656
Total short-term and long-term investments	$7,103	$119	$(56)	$7,166

		Unrealized	Unrealized
(in millions)	Cost	Gains	Losses	Fair Value
Available-for-sale securities:
Corporate debt securities	$2,130	$16	$(12)	$2,134
Auction rate securities	194	-	(52)	142
Mortgage-backed securities	724	8	(15)	717
U.S. government and agency securities	2,745	9	(1)	2,753
Foreign government and agency securities	118	1	-	119
Certificates of deposit	256	-	-	256
Other asset-backed securities	315	1	(3)	313
Marketable equity securities	1	-	-	1
Trading securities:
Exchange-traded funds	29	1	-	30
Cost method, equity method, and other investments	542	-	-	542
Total short-term and long-term investments	$7,054	$36	$(83)	$7,007

Schedule Of Investments
	April 29, 2011		April 30, 2010
(in millions)	Short-term	Long-term	Short-term	Long-term
Available-for-sale securities	$1,046	$5,425	$2,375	$4,060
Trading securities	-	39	-	30
Total	$1,046	$5,464	$2,375	$4,090

Schedule of Available-For-Sale Securities Unrealized Loss Position Deemed To Be Temporary
	April 29, 2011
	Less than 12 months		More than 12 months
		Unrealized		Unrealized
(in millions)	Fair Value	Losses	Fair Value	Losses
Corporate debt securities	$256	$(1)	$16	$(5)
Auction rate securities	-	-	133	(34)
Mortgage-backed securities	161	(1)	67	(7)
U.S. government and agency securities	267	(1)	-	-
Other asset-backed securities	74	(1)	12	(2)
Marketable equity securities	92	(4)	-	-
Total	$850	$(8)	$228	$(48)

	April 30, 2010
	Less than 12 months		More than 12 months
		Unrealized		Unrealized
(in millions)	Fair Value	Losses	Fair Value	Losses
Corporate debt securities	$890	$(3)	$39	$(9)
Auction rate securities	-	-	142	(52)
Mortgage-backed securities	97	-	92	(15)
U.S. government and agency securities	853	(1)	-	-
Other asset-backed securities	95	(1)	19	(2)
Total	$1,935	$(5)	$292	$(78)

Schedule of Available-For-Sale Securities Short Term and Long Term Activity
Activity related to the Company’s short-term and long-term investment portfolio is as follows:

	Fiscal Year
	2011		2010		2009
(in millions)	Debt (a)	Equity (b) (c)	Debt (a)	Equity (b)	Debt (a)	Equity (b)
Proceeds from sales	$6,443	$31	$3,791	$27	$2,845	$-
Gross realized gains	$28	$85	$44	$10	$35	$-
Gross realized losses	$(15)	$-	$(6)	$-	$(8)	$-
Impairment losses recognized	$(5)	$(24)	$(14)	$(40)	$(38)	$(4)

(a) Includes available-for-sale debt securities.
(b) Includes marketable equity securities, cost method, equity method, exchange-traded funds, and other investments.
(c) As a result of the Ardian acquisition that occurred during fiscal year 2011, the Company recognized an $85 million non-cash gain on its previously held minority investment.

Schedule of Other than Temporary Impairment, Credit Losses Recognized in Earnings

(in millions)
Balance as of April 24, 2009	$-
Credit losses remaining in retained earnings upon adoption	4
Credit losses recognized on securities previously not impaired	10
Additional credit losses recognized on securities previously impaired	4
Reductions for securities sold during the period	(1)
Balance as of April 30, 2010	17
Credit losses recognized on securities previously not impaired	2
Additional credit losses recognized on securities previously impaired	3
Reductions for securities sold during the period	(2)
Balance as of April 29, 2011	$20

Schedule of Available-for-sale Securities Contractual Maturities
(in millions)	April 29, 2011
Due in one year or less	$1,252
Due after one year through five years	4,507
Due after five years through ten years	325
Due after ten years	150
Total debt securities	$6,234

Fair Value Measurements (Tables)	12 Months Ended
Apr. 29, 2011
Fair Value Measurements Tables [Abstract]
Schedule of Fair Value Assets Measured On Recurring Basis
		Fair Value Measurements
	Fair Value at	Using Inputs Considered as
(in millions)	April 29, 2011	Level 1	Level 2	Level 3
Assets:
Corporate debt securities	$1,961	$-	$1,944	$17
Auction rate securities	133	-	-	133
Mortgage-backed securities	785	-	750	35
U.S. government and agency securities	2,756	1,453	1,303	-
Foreign government and agency securities	131	-	131	-
Certificates of deposit	119	-	119	-
Other asset-backed securities	349	-	343	6
Marketable equity securities	237	237	-	-
Exchange-traded funds	39	39	-	-
Derivative assets	130	21	109	-
Total assets	$6,640	$1,750	$4,699	$191

Liabilities:
Derivative liabilities	$303	$303	$-	$-
Total liabilities	$303	$303	$-	$-

		Fair Value Measurements
	Fair Value at	Using Inputs Considered as
(in millions)	April 30, 2010	Level 1	Level 2	Level 3
Assets:
Corporate debt securities	$2,134	$-	$2,118	$16
Auction rate securities	142	-	-	142
Mortgage-backed securities	717	-	678	39
U.S. government and agency securities	2,753	782	1,971	-
Foreign government and agency securities	119	-	119	-
Certificates of deposit	256	-	256	-
Other asset-backed securities	313	-	297	16
Marketable equity securities	1	1	-	-
Exchange-traded funds	30	30	-	-
Derivative assets	296	265	31	-
Total assets	$6,761	$1,078	$5,470	$213

Liabilities:
Derivative liabilities	$47	$47	$-	$-
Total liabilities	$47	$47	$-	$-

Schedule of Fair Value Assets Measured On Recurring Basis Unobservable Input Reconciliation
	Fiscal Year
(in millions)	2011	2010
Beginning Balance	$213	$205
Total realized losses and other-than-temporary impairment losses included in earnings	(6)	(9)
Total unrealized gains included in other comprehensive income	27	58
Net purchases, issuances, and settlements	(43)	(41)
Ending Balance	$191	$213

Goodwill and Intangible Assets (Tables)	12 Months Ended
Apr. 29, 2011
Goodwill and Other Intangible Assets Tables [Abstract]
Schedule of Goodwill
	Cardiac and	Restorative
(in millions)	Vascular Group	Therapies Group	Total
Balance as of April 24, 2009	$1,392	$6,803	$8,195
Goodwill as a result of acquisitions	155	-	155
Purchase accounting adjustments, net	(5)	(3)	(8)
Currency adjustment, net	46	3	49
Balance as of April 30, 2010	$1,588	$6,803	$8,391
Goodwill as a result of acquisitions	1,046	33	1,079
Purchase accounting adjustments, net	25	4	29
Currency adjustment, net	20	18	38
Balance as of April 29, 2011	$2,679	$6,858	$9,537

Schedule of Finite-Lived Intangible Assets by Major Class
	Purchased	Trademarks
	Technology and	and	Acquired
(in millions)	Patents	Tradenames	IPR&D	Other	Total
Amortizable intangible assets as of April 29, 2011:
Original cost	$3,565	$373	$338	$150	$4,426
Accumulated amortization	(1,265)	(290)	-	(94)	(1,649)
Carrying value	$2,300	$83	$338	$56	$2,777

Weighted average original life (in years)	12.3	10.3	N/A	8.5

Amortizable intangible assets as of April 30, 2010:
Original cost	$3,300	$373	$114	$252	$4,039
Accumulated amortization	(1,040)	(254)	-	(186)	(1,480)
Carrying value	$2,260	$119	$114	$66	$2,559

Weighted average original life (in years)	12.6	10.3	N/A	8.6

Schedule of Finite-Lived Intangible Assets, Future Amortization Expense
(in millions)
Fiscal Year	Amortization
Expense
2012	$321
2013	304
2014	294
2015	279
2016	268
Thereafter	973
$2,439

Financing Arrangements (Tables)	12 Months Ended
Apr. 29, 2011
Financing Arrangements Tables [Abstract]
Schedule of Debt Instruments [Text Block]
		April 29, 2011			April 30, 2010
(in millions, except interest rates)	Maturity by Fiscal Year	Payable	Average Interest Rate	Effective Interest Rate	Payable	Average Interest Rate	Effective Interest Rate
Short-Term Borrowings:
Commercial paper	2012	$1,500	0.22%	-	$-	-	-
Capital lease obligations	2012	2	7.47%	-	-	-	-
Bank borrowings	2011-2013	222	1.25%	-	65	1.20%	-
Five-year senior convertible notes	2011	-	-	-	2,200	1.50%	5.97%
Five-year 2005 senior notes	2011	-	-	-	400	4.38%	4.43%
Debt discount	2011-2012	(1)	-	-	(90)	-	-
Total Short-Term Borrowings		$1,723			$2,575

Long-Term Debt:
Contingent convertible debentures	2012-2022	$15	1.25%	-	$15	1.25%	-
Seven-year senior convertible notes	2013	2,200	1.63%	6.03%	2,200	1.63%	6.03%
Five-year 2009 senior notes	2014	550	4.50%	4.50%	550	4.50%	4.50%
Five-year 2010 senior notes	2015	1,250	3.00%	3.00%	1,250	3.00%	3.00%
Ten-year 2005 senior notes	2016	600	4.75%	4.76%	600	4.75%	4.76%
Five-year 2011 senior notes	2016	500	2.63%	2.72%	-	-	-
Ten-year 2009 senior notes	2019	400	5.60%	5.61%	400	5.60%	5.61%
Ten-year 2010 senior notes	2020	1,250	4.45%	4.47%	1,250	4.45%	4.47%
Ten-year 2011 senior notes	2021	500	4.13%	4.19%	-	-	-
Thirty-year 2009 senior notes	2039	300	6.50%	6.52%	300	6.50%	6.52%
Thirty-year 2010 senior notes	2040	500	5.55%	5.56%	500	5.55%	5.56%
Interest rate swaps	2013-2021	110	-	-	33	-	-
Gains from interest rate swap terminations	2011-2016	68	-	-	41	-	-
Capital lease obligations	2013-2025	32	6.28%	-	18	4.21%	-
Bank borrowings	2013	14	5.60%	-	46	5.60%	-
Debt discount	2011-2013	(177)	-	-	(259)	-	-
Total Long-Term Debt		$8,112			$6,944

Convertible Debt [Text Block]
	2013 Senior Convertible Notes		2011 Senior Convertible Notes
(in millions)	April 29,	April 30,	April 29,	April 30,
	2011	2010	2011	2010
Carrying amount of the equity component	$547	$547	$-	$420

Principal amount of the Senior Convertible Notes	$2,200	$2,200	$-	$2,200
Unamortized discount	(177)	(259)	-	(90)
Net carrying amount of the debt component	$2,023	$1,941	$-	$2,110

As of April 29, 2011, the unamortized balance of the debt discount for the 2013 Senior Convertible Notes will be amortized over the remaining life of such debt, which is approximately two years for the 2013 Senior Convertible Notes. The 2011 Senior Convertible Notes were repaid in April 2011. The following table provides interest expense amounts related to the Senior Convertible Notes:

	2013 Senior Convertible Notes		2011 Senior Convertible Notes
	2011	2010	2011	2010
Interest cost related to contractual interest coupon	$36	$36	$32	$34
Interest cost related to amortization of the discount	82	79	90	90

Schedule of Debt Maturities [Text Block]
(in millions)
Fiscal Year	Obligation
2012	$34
2013	2,216
2014	552
2015	1,252
2016	1,102
Thereafter	2,974
Total long-term debt	8,130
Less: Current portion of long-term debt	34
Long-term portion of long-term debt	$8,096

Derivatives and Foreign Exchange Risk Management (Tables)	12 Months Ended
Apr. 29, 2011
Derivatives and Foreign Exchange Risk Management (Tables) [Abstract]
Schedule Of Derivative Instruments Gain Loss In Statement Of Financial Performance
April 29, 2011
(in millions)
Derivatives Not Designated as Hedging Instruments	Location	Amount
Foreign currency exchange rate contracts	Other expense, net	$(107)

April 30, 2010
(in millions)
Derivatives Not Designated as Hedging Instruments	Location	Amount
Foreign currency exchange rate contracts	Other expense, net	$(118)

Schedule Of Derivative Instruments
April 29, 2011
(in millions)	Gross (Losses) Recognized in OCI on Effective Portion of Derivative	Effective Portion of Gains on Derivative Reclassified from Accumulated Other Comprehensive Loss into Income
Derivatives in Cash Flow Hedging Relationships	Amount	Location	Amount
Foreign currency exchange rate contracts	$(530)	Other expense, net	$50
		Cost of products sold	31
Total	$(530)		$81

April 30, 2010
(in millions)	Gross (Losses) Recognized in OCI on Effective Portion of Derivative	Effective Portion of Gains on Derivative Reclassified from Accumulated Other Comprehensive Loss into Income
Derivatives in Cash Flow Hedging Relationships	Amount	Location	Amount
Foreign currency exchange rate contracts	$(212)	Other expense, net	$1
		Cost of products sold	45
Total	$(212)		$46

Schedule Of Derivative Instruments In Statement Of Financial Position Fair Value
April 29, 2011	Asset Derivatives		Liability Derivatives
(in millions)	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives designated as hedging instruments
Foreign currency exchange rate contracts	Prepaid expenses and other current assets	$19	Other accrued expenses	$235
Interest rate contracts	Other assets	109
Foreign currency exchange rate contracts	Other assets	1	Other long-term liabilities	64
Total derivatives designated as hedging instruments		$129		$299

Derivatives not designated as hedging instruments
Foreign currency exchange rate contracts	Prepaid expenses and other current assets	$1	Other accrued expenses	$4
Total derivatives not designated as hedging instruments		$1		$4

Total derivatives		$130		$303

April 30, 2010	Asset Derivatives		Liability Derivatives
(in millions)	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives designated as hedging instruments
Foreign currency exchange rate contracts	Prepaid expenses and other current assets	$198	Other accrued expenses	$44
Interest rate contracts	Other assets	31
Foreign currency exchange rate contracts	Other assets	65	Other long-term liabilities	2
Total derivatives designated as hedging instruments		$294		$46

Derivatives not designated as hedging instruments
Foreign currency exchange rate contracts	Prepaid expenses and other current assets	$2	Other accrued expenses	$1
Total derivatives not designated as hedging instruments		$2		$1

Total derivatives		$296		$47

Interest Expense, Net (Tables)	12 Months Ended
Apr. 29, 2011
Interest Expense Income Net Tables [Abstract]
Schedule of Interest Expense, Net
	Fiscal Year
(in millions)	2011	2010	2009
Interest income	$(172)	$(156)	$(188)
Interest expense	450	402	371
Interest expense, net	$278	$246	$183

Stock Purchase and Awards Plan (Tables)	12 Months Ended
Apr. 29, 2011
Stock Based Compensation Tables [Abstract]
Schedule of Weighted Average Fair Value And Assumptions Used For Options Granted
	Fiscal Year
	2011	2010	2009
Weighted average fair value of options granted	$8.19	$8.77	$8.96
Assumptions used:
Expected life (years)(a)	6.30	6.16	6.05
Risk-free interest rate (b)	2.25%	3.17%	3.11%
Volatility (c)	26.03%	26.91%	25.64%
Dividend yield (d)	2.40%	2.29%	2.03%

Schedule Of Employee Service Share Based Compensation Allocation Of Recognized Period Costs
	Fiscal Year
(in millions)	2011	2010	2009
Stock options	$87	$112	$140
Restricted stock awards	97	98	82
Employee stock purchase plan	14	15	15
Total stock-based compensation expense	$198	$225	$237

Cost of products sold	$22	$26	$28
Research and development expense	49	55	58
Selling, general, and administrative expense	127	144	151
Total stock-based compensation expense	$198	$225	$237

Income tax benefits	(58)	(67)	(69)

Total stock-based compensation expense, net of tax	$140	$158	$168

Schedule of Share-based Compensation, Stock Options, Activity
	Fiscal Year
	2011		2010		2009
	Options (in thousands)	Wtd. Avg. Exercise Price	Options (in thousands)	Wtd. Avg. Exercise Price	Options (in thousands)	Wtd. Avg. Exercise Price
Beginning balance	89,613	$46.13	93,394	$46.57	92,444	$47.21
Granted	6,371	37.59	7,863	35.81	12,447	37.25
Exercised	(627)	32.84	(3,126)	32.96	(8,046)	39.01
Canceled	(10,705)	48.91	(8,518)	46.27	(3,451)	47.59
Outstanding at year-end	84,652	$45.23	89,613	$46.13	93,394	$46.57
Exercisable at year-end	66,286	$47.24	67,944	$48.24	67,795	$47.78

Schedule of Share-based Compensation, Restricted Stock and Restricted Stock Units Activity
	Fiscal Year
	2011		2010		2009
	Awards (in thousands)	Wtd. Avg. Grant Price	Awards (in thousands)	Wtd. Avg. Grant Price	Awards (in thousands)	Wtd. Avg. Grant Price
Nonvested, beginning balance	8,909	$42.67	8,346	$43.88	5,789	$49.24
Granted	2,682	37.52	2,783	34.92	3,520	36.47
Vested	(1,809)	47.28	(1,632)	35.36	(564)	12.26
Forfeited	(575)	40.12	(588)	43.52	(399)	51.17
Nonvested at year-end	9,207	$40.42	8,909	$42.67	8,346	$43.88

Unrecognized compensation expense related to restricted stock awards as of April 29, 2011 was $142 million and is expected to be recognized over a weighted average period of 2.5 years and will be adjusted for any future changes in estimated forfeitures.

Income Taxes (Tables)	12 Months Ended
Apr. 29, 2011
Income Taxes
Schedule of Income before Income Tax, Domestic and Foreign [Table Text Block]
	Fiscal Year
(in millions)	2011	2010	2009
U.S.	$1,447	$1,557	$984
International	2,276	2,412	1,456
Earnings before income taxes	$3,723	$3,969	$2,440

Schedule of Components of Income Tax Expense (Benefit) [Table Text Block]
The provision for income taxes consists of the following:
	Fiscal Year
(in millions)	2011	2010	2009
Current tax expense:
U.S.	$379	$527	$264
International	189	239	291
Total current tax expense	568	766	555
Deferred tax expense (benefit):
U.S.	49	106	(51)
International	10	(2)	(134)
Net deferred tax expense (benefit)	59	104	(185)
Total provision for income taxes	$627	$870	$370

Schedule of Deferred Tax Assets and Liabilities [Table Text Block]
(in millions)	April 29, 2011	April 30, 2010
Deferred tax assets:
Inventory (intercompany profit in inventory and excess of tax over book valuation)	$366	$426
Stock-based compensation	233	214
Accrued liabilities	169	130
Net operating loss and credit carryforwards	149	119
Other	135	118
Federal and state benefit on uncertain tax positions	133	133
Pension and post-retirement benefits	124	150
Unrealized loss on equity investments	17	16
Warranty reserves	12	11
Allowance for doubtful accounts	11	14
Convertible debt interest	5	14
Unrealized currency loss	-	28
Total deferred tax assets (net of valuation allowance)	1,354	1,373

Deferred tax liabilities:
Intangible assets	(691)	(652)
Realized loss on derivative financial instruments	(112)	(113)
Accumulated depreciation	(89)	(43)
Other	(41)	(48)
Unrealized currency gain	(26)	-
Unrealized gain on available-for-sale securities and derivative financial instruments	(10)	(62)
Total deferred tax liabilities	(969)	(918)

Deferred tax assets, net	$385	$455

Schedule of Effective Income Tax Rate Reconciliation [Table Text Block]
The Company’s effective income tax rate varied from the U.S. Federal statutory tax rate as follows:

	Fiscal Year
	2011	2010	2009
U.S. Federal statutory tax rate	35.0%	35.0%	35.0%
Increase (decrease) in tax rate resulting from:
U.S. state taxes, net of Federal tax benefit	0.3	0.5	0.6
Research and development credit	(1.2)	(0.6)	(1.6)
Domestic production activities	(0.5)	(0.3)	(0.5)
International	(19.1)	(16.7)	(20.7)
Puerto Rico Excise Tax	(0.6)	-	-
Impact of special charges, restructuring charges, certain litigation charges, net, and acquisition-related items	2.3	2.0	9.5
Reversal of excess tax accruals	(1.7)	-	(5.4)
Retiree medical subsidy law change	-	0.4	-
Other, net	2.3	1.6	(1.7)
Effective tax rate	16.8%	21.9%	15.2%

Reconciliation of Unrecognized Tax Benefits [Table Text Block]
	Fiscal Years
(in millions)	2011	2010	2009
Gross unrecognized tax benefits at beginning of fiscal year	$538	$431	$455
Gross increases:
Prior year tax positions	151	51	3
Current year tax positions	172	74	106
Gross decreases:
Prior year tax positions	(57)	(14)	(116)
Settlements	(32)	(4)	(15)
Statute of limitation lapses	(3)	-	(2)
Gross unrecognized tax benefits at end of fiscal year	$769	$538	$431

Retirement Benefit Plans (Tables)	12 Months Ended
Apr. 29, 2011
Retirement Benefit Plans Tables [Abstract]
Schedule of Defined Benefit Plans Disclosures
	U.S.		Non-U.S.		Post-Retirement
	Pension Benefits		Pension Benefits		Benefits
	Fiscal Year		Fiscal Year		Fiscal Year
(in millions)	2011	2010	2011	2010	2011	2010
Accumulated benefit obligation at end of year:	$1,342	$1,146	$526	$434	$295	$270

Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$1,284	$842	$539	$373	$270	$174
Service cost	87	63	39	27	18	12
Interest cost	77	68	25	22	16	14
Employee contributions	-	-	12	10	7	7
Plan amendments	8	-	2	3	(4)	-
Plan curtailments	-	-	-	(2)	-	-
Actuarial loss/(gain)	80	336	(41)	112	1	74
Benefits paid	(33)	(32)	(6)	(17)	(16)	(13)
Medicare Part D reimbursements	-	-	-	-	1	-
Special termination benefits	13	7	-	-	2	2
Foreign currency exchange rate changes	-	-	68	11	-	-
Projected benefit obligation at end of year	1,516	1,284	638	539	295	270

Change in plan assets:
Fair value of plan assets at beginning of year	1,104	833	420	291	158	108
Actual return on plan assets	141	222	14	79	21	30
Employer contributions	180	81	102	47	28	26
Employee contributions	-	-	12	10	7	7
Benefits paid	(33)	(32)	(6)	(17)	(16)	(13)
Foreign currency exchange rate changes	-	-	64	10	-	-
Fair value of plan assets at end of year	1,392	1,104	606	420	198	158

Funded status at end of year:
Fair value of plan assets	1,392	1,104	606	420	198	158
Benefit obligations	1,516	1,284	638	539	295	270
Underfunded status of the plans	(124)	(180)	(32)	(119)	(97)	(112)
Recognized liability	$(124)	$(180)	$(32)	$(119)	$(97)	$(112)

Amounts recognized on the consolidated balance sheets consist of:
Non-current assets	$46	$-	$45	$-	$-	$-
Current liabilities	(7)	(5)	(2)	(2)	(1)	-
Non-current liabilities	(163)	(175)	(75)	(117)	(96)	(112)
Recognized liability	$(124)	$(180)	$(32)	$(119)	$(97)	$(112)

Amounts recognized in accumulated other comprehensive (loss)/income:
Prior service (benefit)/cost	$4	$(6)	$13	$10	$(3)	$2
Net actuarial loss	688	677	130	148	83	95
Ending balance	$692	$671	$143	$158	$80	$97

Schedule of Pension Plans with Accumulated Benefit Obligations in Excess of Plan Assets
In certain countries outside the U.S., fully funding pension plans is not a common practice, as funding provides no income tax benefit. Consequently, certain pension plans were partially funded as of April 29, 2011 and April 30, 2010. U.S. and non-U.S. plans with accumulated benefit obligations in excess of plan assets consist of the following:

	Fiscal Year
(in millions)	2011	2010
Accumulated benefit obligation	$396	$363
Projected benefit obligation	437	393
Plan assets at fair value	193	183

Schedule of Plans with Benefit Obligations in Excess of Plan Assets
Plans with projected benefit obligations in excess of plan assets consist of the following:
	Fiscal Year
(in millions)	2011	2010
Projected benefit obligation	$474	$675
Plan assets at fair value	225	420

Schedule of Net Periodic Benefit Cost
The net periodic benefit cost of the plans include the following components:

	U.S. Pension Benefits			Non-U.S. Pension Benefits			Post-Retirement Benefits
	Fiscal Year			Fiscal Year			Fiscal Year
(in millions)	2011	2010	2009	2011	2010	2009	2011	2010	2009
Service cost	$87	$63	$74	$39	$27	$29	$18	$12	$14
Interest cost	77	68	60	26	22	19	16	14	12
Expected return on plan assets	(106)	(100)	(99)	(27)	(24)	(20)	(13)	(9)	(12)
Amortization of prior service cost	(2)	(1)	(1)	1	1	1	-	-	-
Amortization of net actuarial loss	34	2	6	5	1	-	5	2	-
Curtailment gain	-	-	-	-	(1)	-	-	-	-
Net periodic benefit cost	90	32	40	44	26	29	26	19	14
Special termination benefits	13	7	-	-	-	-	2	2	-
Total cost for the period	$103	$39	$40	$44	$26	$29	$28	$21	$14

Schedule of Amounts Recognized in Other Comprehensive Income, Net Prior Service Cost (Credit), before Tax
The other changes in plan assets and projected benefit obligations recognized in accumulated other comprehensive (loss)/income for fiscal year 2011 are as follows:

(in millions)	U.S. Pension Benefits	Non-U.S. Pension Benefits	Post-Retirement Benefits
Net actuarial loss/(gain)	$45	$(29)	$(8)
Prior service cost/(credit)	8	2	(4)
Amortization of prior service cost	2	-	-
Amortization of net actuarial gain	(34)	(5)	(5)
Effect of exchange rates	-	17	-
Total recognized in accumulated other comprehensive loss	$21	$(15)	$(17)
Total recognized in net periodic pension cost and accumulated other comprehensive loss	$124	$29	$11

Schedule of Amounts that Will be Amortized from Accumulated Other Comprehensive Income (Loss) in Next Fiscal Year
The estimated amounts that will be amortized from accumulated other comprehensive (loss)/income into net periodic benefit cost, before tax, in fiscal year 2012 are as follows:

(in millions)	U.S. Pension Benefits	Non-U.S. Pension Benefits	Post-Retirement Benefits
Amortization of prior service cost/(credit)	$(1)	$2	$-
Amortization of net actuarial loss	45	4	4
	$44	$6	$4

Schedule of Assumptions Used in Calculations
The actuarial assumptions are as follows:
	U.S. Pension Benefits			Non-U.S. Pension Benefits			Post-Retirement Benefits
	Fiscal Year			Fiscal Year			Fiscal Year
	2011	2010	2009	2011	2010	2009	2011	2010	2009
Weighted average assumptions – projected benefit obligation:
Discount rate	5.80%	6.05%	8.25%	4.75%	4.68%	5.41%	5.80%	6.05%	8.25%
Rate of compensation increase	3.80%	3.80%	4.00%	2.97%	3.05%	2.90%	N/A	N/A	N/A
Initial health care cost trend rate pre-65	N/A	N/A	N/A	N/A	N/A	N/A	7.75%	8.00%	8.50%
Initial health care cost trend rate post-65	N/A	N/A	N/A	N/A	N/A	N/A	7.50%	7.75%	8.50%
Weighted average assumptions – net periodic benefit cost:
Discount rate	6.05%	8.25%	6.75%	4.68%	5.41%	5.37%	6.05%	8.25%	6.75%
Expected return on plan assets	8.25%	8.25%	8.75%	5.71%	5.78%	5.97%	8.25%	8.25%	8.75%
Rate of compensation increase	3.80%	4.00%	4.24%	3.05%	2.90%	3.10%	N/A	N/A	N/A
Initial health care cost trend rate pre-65	N/A	N/A	N/A	N/A	N/A	N/A	8.00%	8.50%	9.00%
Initial health care cost trend rate post-65	N/A	N/A	N/A	N/A	N/A	N/A	7.75%	8.00%	9.00%

Schedule of Assets, Target Allocations
U.S. Plans
	Target Allocation
	2011	2010
Asset Category
Equity securities	50%	55%
Debt securities	20	20
Other	30	25
Total	100%	100%

Non-U.S. Plans
	Target Allocation
	2011	2010
Asset Category
Equity securities	41%	40%
Debt securities	23	15
Other	36	45
Total	100%	100%

Schedule of U.S. Plan Fair Value of Plan Assets by Measurement
	Fair Value	Fair Value Measurements
	at	Using Inputs Considered as
(in millions)	April 29, 2011	Level 1	Level 2	Level 3
Short-term investments	$186	$186	$-	$-
U.S. government securities	118	74	44	-
Corporate debt securities	82	-	82	-
Other common stock	201	201	-	-
Equity mutual funds/commingled trusts	309	-	67	242
Fixed income mutual funds	53	-	53	-
Partnership units	443	-	-	443
	$1,392	$461	$246	$685

	Fair Value	Fair Value Measurements
	at	Using Inputs Considered as
(in millions)	April 30, 2010	Level 1	Level 2	Level 3
Short-term investments	$39	$39	$-	$-
U.S. government and agency securities	29	15	14	-
Corporate debt securities	24	-	24	-
Medtronic, Inc. common stock	49	49	-	-
Other common stock	195	195	-	-
Fixed income mutual funds	167	167	-	-
Partnership units	601	-	-	601
	$1,104	$465	$38	$601

Schedule of U.S. Plan Unobservable Input Reconciliation
The following table provides a reconciliation of the beginning and ending balances of U.S. pension benefits assets measured at fair value that used significant unobservable inputs (Level 3):

	April 29,	April 30,
(in millions)	2011	2010
Beginning Balance	$601	$528
Total realized gains/(losses) and other-than-temporary impairment losses included in earnings	5	(14)
Total unrealized gains included in accumulated other comprehensive loss	78	126
Purchases, issuances, and settlements	1	(39)
Ending Balance	$685	$601

Schedule of Non-U.S. Plan Fair Value of Plan Assets by Measurement
Non-U.S. Benefits

	Fair Value	Fair Value Measurements
	at	Using Inputs Considered as
(in millions)	April 29, 2011	Level 1	Level 2	Level 3
Registered investment companies	$590	$-	$590	$-
Insurance contracts	9	-	-	9
Partnership units	7	-	-	7
	$606	$-	$590	$16

	Fair Value	Fair Value Measurements
	at	Using Inputs Considered as
(in millions)	April 30, 2010	Level 1	Level 2	Level 3
Registered investment companies	$413	$413	$-	$-
Insurance contracts	7	-	-	7
	$420	$413	$-	$7

Schedule of Non-U.S. Plan Unobservable Input Reconciliation
The following table provides a reconciliation of the beginning and ending balances of non-U.S. pension benefits assets measured at fair value that used significant unobservable inputs (Level 3):

	April 29,	April 30,
(in millions)	2011	2010
Beginning Balance	$7	$5
Foreign currency exchange	1	-
Purchases, issuances, and settlements	8	2
Ending Balance	$16	$7

Schedule of Post-Retirement Benfits Fair Value of Plan Assets by Measurement
Post-Retirement Benefits

	Fair Value	Fair Value Measurements
	at	Using Inputs Considered as
(in millions)	April 29, 2011	Level 1	Level 2	Level 3
Short-term investments	$28	$28	$-	$-
U.S. government securities	17	11	6	-
Corporate debt securities	12	-	12	-
Other common stock	30	30	-	-
Equity mutual funds/commingled trusts	46	-	10	36
Fixed income mutual funds	8	-	8	-
Partnership units	66	-	-	66
Total	$207	$69	$36	$102
Other items to reconcile to fair value of plan assets	(9)
	$198

	Fair Value	Fair Value Measurements
	at	Using Inputs Considered as
(in millions)	April 30, 2010	Level 1	Level 2	Level 3
Short-term investments	$6	$6	$-	$-
U.S. government securities	4	2	2	-
Corporate debt securities	4	-	4	-
Medtronic, Inc. common stock	7	7	-	-
Other common stock	29	29	-	-
Fixed income mutual funds	25	25	-	-
Partnership units	89	-	-	89
Total	$164	$69	$6	$89
Other items to reconcile to fair value of plan assets	(6)
	$158

Schedule of Post-Retirment Benefits Unobservable Input Reconciliation
The following table provides a reconciliation of the beginning and ending balances of post-retirement benefit assets measured at fair value that used significant unobservable inputs (Level 3):

	April 29,	April 30,
(in millions)	2011	2010
Beginning Balance	$89	$69
Total realized gains/(losses) and other-than-temporary impairment losses included in earnings	1	(2)
Total unrealized gains included in accumulated other comprehensive loss	12	19
Purchases, issuances, and settlements	-	3
Ending Balance	$102	$89

Schedule of Estimated Future Benefit Payments
(in millions)	U.S. Pension Benefits	Non-U.S. Pension Benefits	Post-Retirement Benefits
Fiscal Year	Gross Payments	Gross Payments	Gross Payments	Gross Medicare Part D Receipts
2012	$43	$30	$10	$1
2013	47	21	11	1
2014	52	23	13	1
2015	57	24	15	1
2016	63	26	17	2
2017 – 2021	406	153	125	16
Total	$668	$277	$191	$22

Schedule of Effect of One-Percentage Point Change in Assumed Health Care Cost Trend Rates
(in millions)	One-Percentage- Point Increase	One-Percentage- Point Decrease
Effect on post-retirement benefit cost	$2	$(2)
Effect on post-retirement benefit obligation	13	(12)

Leases (Tables)	12 Months Ended
Apr. 29, 2011
Leases [Abstract]
Schedule Of Leases
(in millions)	Capitalized	Operating
Fiscal Year	Leases	Leases
2012	$4	$118
2013	4	86
2014	3	63
2015	3	34
2016	3	22
2017 and thereafter	31	35
Total minimum lease payments	$48	$358
Less amounts representing interest	(14)	N/A
Present value of net minimum lease payments	$34	N/A

Quarterly Financial Data (Tables)	12 Months Ended
Apr. 29, 2011
Quarterly Financial Data [Abstract]
Schedule of Quarterly Financial Data
(in millions, except per share data)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Fiscal Year
Net Sales
2011	$3,773	$3,903	$3,961	$4,295	$15,933
2010	3,933	3,838	3,851	4,196	15,817
Gross Profit
2011	$2,880	$2,942	$2,975	$3,225	$12,021
2010	2,967	2,916	2,939	3,184	12,005
Net Earnings
2011	$830	$566	$924	$776	$3,096
2010	445	868	831	954	3,099
Basic Earnings per Share
2011	$0.76	$0.52	$0.86	$0.73	$2.87
2010	0.40	0.78	0.75	0.87	2.80
Diluted Earnings per Share
2011	$0.76	$0.52	$0.86	$0.72	$2.86
2010	0.40	0.78	0.75	0.86	2.79

The data in the schedule above has been intentionally rounded to the nearest million and therefore the quarterly amounts may not sum to the fiscal year-to-date amounts.

Segment and Geographic Information (Tables)	12 Months Ended
Apr. 29, 2011
Segment And Geographic Information Tables [Abstract]
Schedule of Reporting Segment Revenue
	Fiscal Year
(in millions)	2011	2010	2009
Cardiac and Vascular Group	$8,544	$8,557	$7,794
Restorative Therapies Group	7,389	7,260	6,805
Total Net Sales	$15,933	$15,817	$14,599

Schedule of Reporting Segment Earnings Before Income Taxes
	Fiscal Year
(in millions)	2011	2010	2009
Cardiac and Vascular Group	$2,887	$2,935	$2,648
Restorative Therapies Group	2,085	2,024	1,823
Total Reportable Segments' Earnings Before Income Taxes	4,972	4,959	4,471
Special charges	-	-	(100)
Restructuring charges	(261)	(50)	(120)
Certain litigation charges, net	(245)	(374)	(714)
Acquisition-related items	(14)	(23)	(621)
Interest expense, net	(278)	(246)	(183)
Corporate	(451)	(297)	(293)
Total Earnings Before Income Taxes	$3,723	$3,969	$2,440

Schedule of Reporting Segment Net Assets
The following table presents the Company's net assets by reportable segment:

	April 29,	April 30,
(in millions)	2011	2010
Cardiac and Vascular Group	$6,774	$6,117
Restorative Therapies Group	10,539	10,638
Total Net Assets of Reportable Segments	17,313	16,755
Short-term borrowings	(1,723)	(2,575)
Long-term debt	(8,112)	(6,944)
Corporate	8,490	7,393
Total Net Assets	$15,968	$14,629

Schedule of Reporting Segment By Region
Geographic Information

Net sales to external customers by geography are as follows:
(in millions)	United States	Europe	Asia Pacific	Other Foreign	Consolidated
Fiscal Year 2011
Net sales to external customers	$9,120	$4,084	$2,114	$615	$15,933
Long-lived assets*	$2,225	$415	$158	$75	$2,873

Fiscal Year 2010
Net sales to external customers	$9,366	$4,014	$1,903	$534	$15,817
Long-lived assets*	$2,043	$393	$161	$72	$2,669

Fiscal Year 2009
Net sales to external customers	$8,987	$3,564	$1,558	$490	$14,599
Long-lived assets*	$2,036	$482	$126	$51	$2,695

* Excludes other long-term instruments, goodwill, other intangible assets, net, and long-term deferred tax assets, net, as applicable.

No single customer represented over 10 percent of the Company’s consolidated net sales in fiscal years 2011, 2010, or 2009.

Summary of Significant Accounting Policies (Details) (USD $) In Millions	12 Months Ended
	Apr. 29, 2011	Apr. 30, 2010	Apr. 24, 2009
Inventory (Numeric)
Finished goods	$ 1,067	$ 896
Work in process	263	269
Raw materials	365	316
Total	1,695	1,481
PP&E (Numeric)
Land and land improvements	137	137
Buildings and leasehold improvements	1,489	1,427
Equipment	3,888	3,525
Construction in progress	303	269
Subtotal	5,817	5,358
Accumulated depreciation	(3,306)	(2,937)
Property, plant, and equipment, net	2,511	2,421
Depreciation	464	454	418
Intangible Assets (Numeric)
Finite Lived Intangible Assets Useful Life Word	from three to 20 years
Comprehensive Income & AOCI (Numeric)
Comprehensive Income, Net of Tax, Including Portion Attributable to Noncontrolling Interest	3,179	2,997	2,153
Other Comprehensive Income, Unrealized Gain (Loss) on Derivatives Arising During Period, Tax	(183)	(75)	320
Other Comprehensive Income, Defined Benefit Plans, Tax	3	(112)	(109)
Other Comprehensive Income, Unrealized Holding Gain (Loss) on Securities Arising During Period, Tax	130	35	(33)
Effect on Accumulated Other Comprehensive Income (Loss) Due to Change in Measurement Date, Tax	1
Earnings Per Share Numeric Disclosure [Line Items]
Antidilutive Securities Excluded from Computation of Earnings Per Share, Amount (in shares)	59	65	62
Senior Convertible Notes Due 2011 [Member]
Earnings Per Share Numeric Disclosure [Line Items]
Principal amount	$ 2,200

Summary of Significant Accounting Policies (Additional Disclosures) (Details) (USD $) In Millions, except Per Share data	3 Months Ended								12 Months Ended
	Apr. 29, 2011	Jan. 28, 2011	Oct. 29, 2010	Jul. 30, 2010	Apr. 30, 2010	Jan. 29, 2010	Oct. 30, 2009	Jul. 31, 2009	Apr. 29, 2011	Apr. 30, 2010	Apr. 24, 2009
Movement in Standard Product Warranty Accrual [Roll Forward]
Balance at beginning of period				$ 45				$ 35	$ 45	$ 35
Warranty claims provision									28	50
Settlements made									(29)	(40)
Balance at end of the period	44				45				44	45	35
Schedule of Accumulated Other Comprehensive Income (Loss) [Line Items]
AOCI, Beginning Balance				(307)				(202)	(307)	(202)	(286)
Other Comprehensive Income Total Period Change									83	(102)	83
Adjustment for change in plan measurement date pursuant to the new authoritative guidance for accounting for defined benefit pension and other post-retirement plans											1
Reclassification of other-than-temporary losses on marketable securities included in net income											(3)
AOCI, Ending Balance	(224)				(307)				(224)	(307)	(202)
Numerator
Net Earnings	776	924	566	830	954	831	868	445	3,096	3,099	2,070
Denominator
Basic weighted average shares outstanding									1,077.4	1,106.3	1,121.9
Effect of dilutive securities:
Employee stock options									0.6	0.9	2.4
Employee restricted stock and restricted stock units									3.4	1.9	1.2
Other									0.3	0.3	0.8
Diluted - weighted average shares outstanding									1,081.7	1,109.4	1,126.3
Basic earnings per share	$ 0.73	$ 0.86	$ 0.52	$ 0.76	$ 0.87	$ 0.75	$ 0.78	$ 0.4	$ 2.87	$ 2.8	$ 1.85
Diluted earnings per share	$ 0.72	$ 0.86	$ 0.52	$ 0.76	$ 0.86	$ 0.75	$ 0.78	$ 0.4	$ 2.86	$ 2.79	$ 1.84
Land And Land Improvements [Member]
Property Plant And Equipment [Line Items]
Lives in Years									Up to 20 years
Buildings And Leasehold Improvements [Member]
Property Plant And Equipment [Line Items]
Lives in Years									Up to 40 years
Equipment [Member]
Property Plant And Equipment [Line Items]
Lives in Years									From 3 to 7 years
Accumulated Net Unrealized Investment Gain (Loss) [Member]
Schedule of Accumulated Other Comprehensive Income (Loss) [Line Items]
AOCI, Beginning Balance				(30)				(95)	(30)	(95)	(41)
Other Comprehensive Income Total Period Change									226	68	(54)
Reclassification of other-than-temporary losses on marketable securities included in net income											(3)
AOCI, Ending Balance	196				(30)				196	(30)	(95)
Accumulated Translation Adjustment [Member]
Schedule of Accumulated Other Comprehensive Income (Loss) [Line Items]
AOCI, Beginning Balance				243				62	243	62	209
Other Comprehensive Income Total Period Change									200	181	(147)
AOCI, Ending Balance	443				243				443	243	62
Accumulated Defined Benefit Plans Adjustment [Member]
Schedule of Accumulated Other Comprehensive Income (Loss) [Line Items]
AOCI, Beginning Balance				(612)				(398)	(612)	(398)	(189)
Other Comprehensive Income Total Period Change									5	(214)	(210)
Adjustment for change in plan measurement date pursuant to the new authoritative guidance for accounting for defined benefit pension and other post-retirement plans											1
AOCI, Ending Balance	(607)				(612)				(607)	(612)	(398)
Accumulated Net Gain (Loss) from Designated or Qualifying Cash Flow Hedges [Member]
Schedule of Accumulated Other Comprehensive Income (Loss) [Line Items]
AOCI, Beginning Balance				91				228	91	228	(266)
Other Comprehensive Income Total Period Change									(348)	(137)	494
AOCI, Ending Balance	$ (257)				$ 91				$ (257)	$ 91	$ 228

Certain Litigation Charges, Net (Details) (USD $) In Millions	12 Months Ended
	Apr. 29, 2011	Apr. 30, 2010	Apr. 24, 2009
Certain Litigation Charges Note [Abstract]
Contribution To Company Foundation			$ 100
Certain Litigation Charges, net
Certain litigation charges, net	245	374	714
Finite-Lived Intangible Assets, Useful Life (in years)	from three to 20 years
Spring Fidelis [Member]
Certain Litigation Charges, net
Certain litigation charges, net	221
Gore and Associates [Member]
Certain Litigation Charges, net
Certain litigation charges, net		(70)
Abbott and evYsio [Member]
Certain Litigation Charges, net
Payments for Legal Settlements		444
Certain litigation charges, net		444
Abbott [Member]
Certain Litigation Charges, net
Payments for Legal Settlements		400
Ev Ysio Medical Devices [Member]
Certain Litigation Charges, net
Payments for Legal Settlements		42
Additional Legal Payment		2
Depuy Spine [Member]
Certain Litigation Charges, net
Certain litigation charges, net			178
Johnson and Johnson [Member]
Certain Litigation Charges, net
Certain litigation charges, net			270
Cordis Corporation [Member]
Certain Litigation Charges, net
Payments for Legal Settlements			472
Certain litigation charges, net			229
Previous Certain Litigation Charge			243
Litigation Settlement, Gross			521
Fastenetix [Member]
Certain Litigation Charges, net
Payments for Legal Settlements			125
Payment for Legal Settlement Related to Past Damages			37
Payment for Legal Settlement Recorded as Intellectual Property			$ 88
Finite-Lived Intangible Assets, Useful Life (in years)			seven years

Restructuring Charges (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended			3 Months Ended	12 Months Ended				3 Months Ended		12 Months Ended		3 Months Ended	12 Months Ended		3 Months Ended	12 Months Ended		3 Months Ended	6 Months Ended	12 Months Ended	6 Months Ended	12 Months Ended	6 Months Ended	12 Months Ended
	Apr. 29, 2011	Apr. 30, 2010	Apr. 24, 2009	Apr. 29, 2011 Fiscal Year 2011 Initiative [Member] Positions	Apr. 29, 2011 Fiscal Year 2011 Initiative [Member] Positions	Apr. 29, 2011 Fiscal Year 2011 Initiative [Member] Employee Termination Costs [Member]	Apr. 29, 2011 Fiscal Year 2011 Initiative [Member] Asset Write Downs [Member]	Apr. 29, 2011 Fiscal Year 2011 Initiative [Member] Other Costs [Member]	Jul. 31, 2009 Fiscal Year 2009 Initiative [Member] Positions	Apr. 24, 2009 Fiscal Year 2009 Initiative [Member]	Apr. 30, 2010 Fiscal Year 2009 Initiative [Member]	Apr. 24, 2009 Fiscal Year 2009 Initiative [Member]	Jul. 31, 2009 Fiscal Year 2009 Initiative [Member] Employee Termination Costs [Member]	Apr. 30, 2010 Fiscal Year 2009 Initiative [Member] Employee Termination Costs [Member]	Apr. 24, 2009 Fiscal Year 2009 Initiative [Member] Employee Termination Costs [Member]	Jul. 31, 2009 Fiscal Year 2009 Initiative [Member] Asset Write Downs [Member]	Apr. 30, 2010 Fiscal Year 2009 Initiative [Member] Asset Write Downs [Member]	Apr. 24, 2009 Fiscal Year 2009 Initiative [Member] Asset Write Downs [Member]	Jul. 25, 2008 Global Realignment Initiative [Member] Positions	Oct. 30, 2009 Global Realignment Initiative [Member]	Apr. 24, 2009 Global Realignment Initiative [Member]	Oct. 30, 2009 Global Realignment Initiative [Member] Employee Termination Costs [Member]	Apr. 24, 2009 Global Realignment Initiative [Member] Employee Termination Costs [Member]	Oct. 30, 2009 Global Realignment Initiative [Member] Asset Write Downs [Member]	Apr. 24, 2009 Global Realignment Initiative [Member] Asset Write Downs [Member]
Restructuring Reserve [Roll Forward]
Restructuring Reserve, Beginning Balance									$ 28		$ 28		$ 28	$ 28					$ 25	$ 15	$ 25	$ 15	$ 25
Restructuring Reserve, Period Expense					257	162	24	71			63	34		53	29		10	5		5	96		91	5	5
Restructuring Reserve, Payments and Write-downs					(53)	(5)	(24)	(24)	(5)		(74)	(6)	(5)	(64)	(1)		(10)	(5)		(14)	(94)	(9)	(89)	(5)	(5)
Restructuring Reserve, Accrual Adjustment											(12)			(12)						(8)	(7)	(8)	(7)
Restructuring Reserve, Translation Adjustment																				2	(5)	2	(5)
Restructuring Reserve, Ending Balance				204	204	157		47		28	5	28		5	28						15		15
Restructuring charges	261	50	120	272					72	34									96
Severance Costs				177					62										91
Contract Termination Fees				45
Other Restructuring Costs				26
Incremental defined benefit pension and post-retirement related expenses				15					9
Inventory write-downs and production related asset impairments				11					7	3
Intangible Asset Impairment				$ 19
Restructuring and Related Cost, Expected Number of Positions Eliminated				2,100					1,500										900
Restructuring and Related Cost, Number of Positions Eliminated					120

Acquisitions and Acquisition-Related Items (Details) In Millions, except Per Share data, unless otherwise specified	12 Months Ended			0 Months Ended	1 Months Ended	0 Months Ended		1 Months Ended	12 Months Ended	1 Months Ended	12 Months Ended	0 Months Ended	1 Months Ended		3 Months Ended	1 Months Ended	3 Months Ended		1 Months Ended		1 Months Ended	3 Months Ended
	Apr. 29, 2011 USD ( $)	Apr. 30, 2010 USD ( $)	Apr. 24, 2009 USD ( $)	Feb. 25, 2011 Jolife [Member] USD ( $)	Jan. 13, 2011 Ardian Inc [Member] USD ( $)	Nov. 16, 2010 Osteotech [Member] USD ( $)	Aug. 12, 2010 ATS Medical [Member] USD ( $)	Jun. 30, 2010 Axon Surgical [Member] USD ( $)	Apr. 29, 2011 NeuroPace [Member] USD ( $)	Apr. 30, 2010 Invatec [Member] USD ( $)	Apr. 30, 2010 Invatec [Member] USD ( $)	Sep. 14, 2010 Cardio Vascular Acquiree [Member] USD ( $)	Aug. 31, 2009 Coronary Japan [Member] USD ( $)	Feb. 28, 2010 Arbor Surgical Technologies [Member] USD ( $)	Apr. 30, 2009 Core Valve [Member] USD ( $)	Feb. 28, 2009 Ablation Frontiers [Member] USD ( $)	Nov. 30, 2008 CryoCath Technologies [Member] USD ( $)	Nov. 30, 2008 CryoCath Technologies [Member] CAD	Jul. 31, 2008 Restore Medical [Member]	Jul. 31, 2008 Restore Medical [Member] USD ( $)	Feb. 28, 2009 Ventor [Member] USD ( $)	Apr. 24, 2009 Spine And Diabetes I P [Member] USD ( $)
Business Acquisition [Line Items]
Purchased in Process Research and Development Charges	$ 44	$ 11	$ 621						$ 15		$ 12	$ 15		$ 11							$ 307	$ 22
Noncontrolling Interest, Ownership Percentage by Parent					11.30%
Business Acquisition, Effective Date of Acquisition				2011-02-25	2011-01-13	2010-11-16	2010-08-12	2010-06-02		2010-04		2010-09-14	2009-08	2010-02	2009-04	2009-02	2008-11		2008-07		2009-02
Finite-Lived Intangible Assets, Useful Life (in years)	from three to 20 years			10 years	12 years	nine years	11 years	10 years		12 years			five years		12 years	11 years	11 years		10 years
Gain on Previously Held Investment					85
Acquisition-related items	14	23	621		10	21	24
Purchase Accounting Liabilities															39
Business Acquisition, Purchase Price Allocation
Current assets					12	34	51			77	77				20	7	24
Property, plant and equipment					1	21	7			32	32				7	1	2
IPR&D					191	1	6			114	114				123	97	72
Other intangible assets				46	55	46	101	41		228	228		29		291	63	57			17
Goodwill				18	807	19	209	16		161	161				424	107	184			5
Inventory						41
Other long-term assets						3				1	1
Long-term deferred tax assets							34										61
Total assets acquired					1,066	165	408			613	613				865	275	400
Current liabilities					10	19	14			46	46				65	19	30
Other long-term liabilities						15
Long-term deferred tax liabilities					36	8				99	99				100	21	15
Total liabilities assumed					46	42	14			145	145				165	40	45
Net assets acquired					1,020	123	394			468	468				700	235	355
Business Acquisition, Purchase Price Allocation, Notes Payable and Long-term Debt							30
Business Acquisition, Purchase Price Allocation, Tangible Assets						57	78	5												8
Business Acquisition, Purchase Price Allocation, Net Tangible Liabilities				11	33
Business Acquisition, Contingent Consideration
Business Acquisition, Contingent Consideration, Potential Cash Payment	240						10			150	150	10
Business Acquisition, Contingent Consideration, Potential Cash Payment Revenue Milestone										75	75
Business Acquisition, Contingent Consideration, Potential Cash Payment Product Development Milestone										75	75
Business Acquisition, Contingent Consideration, at Fair Value	335	118			212					118	118	6
Business Acquisition, Cost of Acquired Entity
Business Acquisition, Cost of Acquired Entity, Cash Paid					717					350	350	15			700	225
Business Acquisition, Cost of Acquired Entity, Purchase Price				53	1,020	123	394	62
Acquisition, Purchase Price Per Share						$ 6.5	$ 4											8.75		$ 1.6
Estimated Total Costs to Complete IPRD					50										80	3	3
Acquisition, Total Value of Transaction										468	468	21				235
Acquisition, Net Value of Transaction																	$ 352			$ 29	$ 308

Acquisitions and Acquisition-Related Items (Contingent Consideration) (Details) (USD $) In Millions	3 Months Ended	12 Months Ended
	Jan. 28, 2011	Apr. 29, 2011	Apr. 30, 2010
Acquisitions [Abstract]
Business Combination, Contingent Consideration Arrangements, Change in Amount of Contingent Consideration, Liability	$ 81
Business Acquisition, Contingent Consideration Included in Long-term Liabilities		269
Business Acquisition, Contingent Consideration Included in Short-term Liabilities		66
Business Acquisition, Contingent Consideration, at Fair Value [Roll Forward]
Beginning Balance		118
Purchase price contingent consideration		203	118
Change in Fair Value of Contingent Consideration		14
Ending Balance		$ 335	$ 118

Investments (Details) (USD $) In Millions	12 Months Ended
	Apr. 29, 2011	Apr. 30, 2010	Apr. 24, 2009
Schedule Of Trading Securities And Other Trading Assets [Line Items]
Cost method, equity method and other investments	$ 656	$ 542
Cost method, equity method and other investments Fair Value	656	542
Short-term and Long-term Investments, Cost	7,103	7,054
Short-term and Long-term Investments, Unrealized Gains	119	36
Short-term and Long-term Investments, Unrealized Loss	(56)	(83)
Short-term and Long-term Investments	7,166	7,007
Impairment of Investments	18	29
Other than Temporary Impairment Losses, Investments, Portion in Other Comprehensive Income (Loss), before Tax, Including Portion Attributable to Noncontrolling Interest, Available-for-sale Securities	13	15
Other than Temporary Impairment Losses, Investments, Portion Recognized in Earnings, Net, Available-for-sale Securities	5	14
Cost-method Investments, at Cost	163
Restricted Cost-method Investment, Current	316
Short-term and Long-term Investments [Line Items]
Short-term investments	1,046	2,375
Total Long Term AFS and Trading Investments	5,464	4,090
Schedule Of Available-for-sale Securities Unrealized Losses [Line Items]
Available-for-sale Securities, Continuous Unrealized Loss Position, Less than Twelve Months, Fair Value	850	1,935
Available-for-sale Securities, Continuous Unrealized Loss Position, Less than 12 Months, Aggregate Losses	(8)	(5)
Available-for-sale Securities, Continuous Unrealized Loss Position, Twelve Months or Longer, Fair Value	228	292
Available-for-sale Securities, Continuous Unrealized Loss Position, 12 Months or Longer, Aggregate Losses	(48)	(78)
Other than Temporary Impairment, Credit Losses Recognized in Earnings [Roll Forward]
Beginning Balance	17
Credit losses remaining in retained earnings upon adoption		4
Credit losses recognized on securities previously not impaired	2	10
Additional credit losses recognized on securities previously impaired	3	4
Reductions for securities sold	(2)	(1)
Ending Balance	20	17
Available-for-sale Securities, Debt Maturities, Fair Value [Abstract]
Due in one year or less	1,252
Due after one year through five years	4,507
Due after five years through ten years	325
Due after ten years	150
Total debt securities	6,234
Corporate Debt Securities [Member]
Schedule Of Available-for-sale Securities Unrealized Losses [Line Items]
Available-for-sale Securities, Continuous Unrealized Loss Position, Less than Twelve Months, Fair Value	256	890
Available-for-sale Securities, Continuous Unrealized Loss Position, Less than 12 Months, Aggregate Losses	(1)	(3)
Available-for-sale Securities, Continuous Unrealized Loss Position, Twelve Months or Longer, Fair Value	16	39
Available-for-sale Securities, Continuous Unrealized Loss Position, 12 Months or Longer, Aggregate Losses	(5)	(9)
Corporate Debt Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Cost	1,947	2,130
Unrealized Gains	20	16
Unrealized Losses	(6)	(12)
Fair Value	1,961	2,134
Auction Rate Securities [Member]
Schedule Of Available-for-sale Securities Unrealized Losses [Line Items]
Available-for-sale Securities, Continuous Unrealized Loss Position, Less than Twelve Months, Fair Value
Available-for-sale Securities, Continuous Unrealized Loss Position, Less than 12 Months, Aggregate Losses
Available-for-sale Securities, Continuous Unrealized Loss Position, Twelve Months or Longer, Fair Value	133	142
Available-for-sale Securities, Continuous Unrealized Loss Position, 12 Months or Longer, Aggregate Losses	(34)	(52)
Auction Rate Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Cost	167	194
Unrealized Gains
Unrealized Losses	(34)	(52)
Fair Value	133	142
Mortgage Backed Securities [Member]
Schedule Of Available-for-sale Securities Unrealized Losses [Line Items]
Available-for-sale Securities, Continuous Unrealized Loss Position, Less than Twelve Months, Fair Value	161	97
Available-for-sale Securities, Continuous Unrealized Loss Position, Less than 12 Months, Aggregate Losses	(1)
Available-for-sale Securities, Continuous Unrealized Loss Position, Twelve Months or Longer, Fair Value	67	92
Available-for-sale Securities, Continuous Unrealized Loss Position, 12 Months or Longer, Aggregate Losses	(7)	(15)
Mortgage Backed Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Cost	783	724
Unrealized Gains	10	8
Unrealized Losses	(8)	(15)
Fair Value	785	717
US Government Agencies Debt Securities [Member]
Schedule Of Available-for-sale Securities Unrealized Losses [Line Items]
Available-for-sale Securities, Continuous Unrealized Loss Position, Less than Twelve Months, Fair Value	267	853
Available-for-sale Securities, Continuous Unrealized Loss Position, Less than 12 Months, Aggregate Losses	(1)	(1)
Available-for-sale Securities, Continuous Unrealized Loss Position, Twelve Months or Longer, Fair Value
Available-for-sale Securities, Continuous Unrealized Loss Position, 12 Months or Longer, Aggregate Losses
US Government Agencies Debt Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Cost	2,731	2,745
Unrealized Gains	26	9
Unrealized Losses	(1)	(1)
Fair Value	2,756	2,753
Foreign Government Debt Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Cost	130	118
Unrealized Gains	1	1
Unrealized Losses
Fair Value	131	119
Certificates Of Deposit [Member]
Schedule of Available-for-sale Securities [Line Items]
Cost	119	256
Unrealized Gains
Unrealized Losses
Fair Value	119	256
Asset Backed Securities [Member]
Schedule Of Available-for-sale Securities Unrealized Losses [Line Items]
Available-for-sale Securities, Continuous Unrealized Loss Position, Less than Twelve Months, Fair Value	74	95
Available-for-sale Securities, Continuous Unrealized Loss Position, Less than 12 Months, Aggregate Losses	(1)	(1)
Available-for-sale Securities, Continuous Unrealized Loss Position, Twelve Months or Longer, Fair Value	12	19
Available-for-sale Securities, Continuous Unrealized Loss Position, 12 Months or Longer, Aggregate Losses	(2)	(2)
Asset Backed Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Cost	351	315
Unrealized Gains	1	1
Unrealized Losses	(3)	(3)
Fair Value	349	313
Equity Securities [Member]
Short-term and Long-term Activity [Line Items]
Proceeds from sales	31	27
Gross realized gains	85	10
Gross realized losses
Impairment losses recognized	(24)	(40)	(4)
Equity Securities [Member]
Schedule Of Available-for-sale Securities Unrealized Losses [Line Items]
Available-for-sale Securities, Continuous Unrealized Loss Position, Less than Twelve Months, Fair Value	92
Available-for-sale Securities, Continuous Unrealized Loss Position, Less than 12 Months, Aggregate Losses	(4)
Equity Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Cost	186	1
Unrealized Gains	55
Unrealized Losses	(4)
Fair Value	237	1
Exchange Traded Funds [Member]
Schedule Of Trading Securities And Other Trading Assets [Line Items]
Cost	33	29
Unrealized Gains	6	1
Unrealized Losses
Fair Value	39	30
Available For Sale Securities [Member]
Short-term and Long-term Investments [Line Items]
Short-term investments	1,046	2,375
Long-term investments	5,425	4,060
Trading Securities [Member]
Short-term and Long-term Investments [Line Items]
Long-term investments	39	30
Debt Securities [Member]
Short-term and Long-term Activity [Line Items]
Proceeds from sales	6,443	3,791	2,845
Gross realized gains	28	44	35
Gross realized losses	(15)	(6)	(8)
Impairment losses recognized	$ (5)	$ (14)	$ (38)

Fair Value Measurements (Details) (USD $) In Millions	12 Months Ended
	Apr. 29, 2011	Apr. 30, 2010	Apr. 24, 2009
Fair Value Disclosures [Abstract]
Debt Instrument, Fair Value	$ 8,524	$ 10,047
Debt Instrument, Carrying Amount	8,096	9,711
Restructuring Asset Impairment Charges	13	8	7
Fair Value Equity Other Investments	656	542
Cost-method Investments, Other than Temporary Impairment	24	40	4
Other intangible assets, net	2,777	2,559
Impairment of Intangible Assets (Excluding Goodwill)	28
Impairment of Intangible Assets (Excluding Goodwill), Included in Other Expenses	9
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Beginning Balance	213	205
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Asset, Gain (Loss) Included in Earnings	(6)	(9)
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Asset, Gain (Loss) Included in Other Comprehensive Income	27	58
Net purchases, issuances and settlements	(43)	(41)
Ending Balance	191	213	205
Estimate of Fair Value [Member]
Assets:
Corporate debt securities	1,961	2,134
Auction rate securities	133	142
Mortgage backed securities	785	717
US Government and agency securities	2,756	2,753
Foreign Government and agency securities	131	119
Certificates of deposit	119	256
Other asset backed securities	349	313
Marketable equity securities	237	1
Derivative assets	130	296
Exchange-traded funds	39	30
Total assets	6,640	6,761
Liabilities:
Derivative liabilities	303	47
Total liabilities	303	47
Level 1 [Member]
Assets:
Corporate debt securities
Auction rate securities
Mortgage backed securities
US Government and agency securities	1,453	782
Foreign Government and agency securities
Certificates of deposit
Other asset backed securities
Marketable equity securities	237	1
Derivative assets	21	265
Exchange-traded funds	39	30
Total assets	1,750	1,078
Liabilities:
Derivative liabilities	303	47
Total liabilities	303	47
Level 2 [Member]
Assets:
Corporate debt securities	1,944	2,118
Auction rate securities
Mortgage backed securities	750	678
US Government and agency securities	1,303	1,971
Foreign Government and agency securities	131	119
Certificates of deposit	119	256
Other asset backed securities	343	297
Marketable equity securities
Derivative assets	109	31
Exchange-traded funds
Total assets	4,699	5,470
Liabilities:
Derivative liabilities
Total liabilities
Level 3 [Member]
Assets:
Corporate debt securities	17	16
Auction rate securities	133	142
Mortgage backed securities	35	39
US Government and agency securities
Foreign Government and agency securities
Certificates of deposit
Other asset backed securities	6	16
Marketable equity securities
Derivative assets
Exchange-traded funds
Total assets	191	213
Liabilities:
Derivative liabilities
Total liabilities

Goodwill and Intangible Assets (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Apr. 29, 2011	Apr. 30, 2010	Apr. 24, 2009
Schedule Of Finite Lived Intangible Assets By Major Class [Line Items]
Original cost	$ 4,426	$ 4,039
Accumulated amortization	(1,649)	(1,480)
Carrying value	2,777	2,559
Changes In Carrying Amount [Line Items]
Goodwill, Beginning Balance	8,391	8,195
Goodwill as a result of acquisitions	1,079	155
Purchase accounting adjustments, net	29	(8)
Currency adjustments, net	38	49
Goodwill, Ending Balance	9,537	8,391	8,195
Estimated Aggregate Amortization Expense [Abstract]
2012	321
2013	304
2014	294
2015	279
2016	268
Thereafter	973
Total	2,439
Finite Lived Intangible Assets Amortization Expense [Abstract]
Finite-Lived Intanglible Assets, Amortization Expense	340	318	281
Purchased Technology And Patents [Member]
Schedule Of Finite Lived Intangible Assets By Major Class [Line Items]
Original cost	3,565	3,300
Accumulated amortization	(1,265)	(1,040)
Carrying value	2,300	2,260
Weighted average original life (in years)	12.3	12.6
Trademarks And Tradenames [Member]
Schedule Of Finite Lived Intangible Assets By Major Class [Line Items]
Original cost	373	373
Accumulated amortization	(290)	(254)
Carrying value	83	119
Weighted average original life (in years)	10.3	10.3
Acquired In Process Research And Development [Member]
Schedule Of Finite Lived Intangible Assets By Major Class [Line Items]
Original cost	338	114
Accumulated amortization
Carrying value	338	114
Other Intangible Assets [Member]
Schedule Of Finite Lived Intangible Assets By Major Class [Line Items]
Original cost	150	252
Accumulated amortization	(94)	(186)
Carrying value	56	66
Weighted average original life (in years)	8.5	8.6
Cardiac and Vascular Group [Member]
Changes In Carrying Amount [Line Items]
Goodwill, Beginning Balance	1,588	1,392
Goodwill as a result of acquisitions	1,046	155
Purchase accounting adjustments, net	25	(5)
Currency adjustments, net	20	46
Goodwill, Ending Balance	2,679	1,588
Restorative Therapies Group [Member]
Changes In Carrying Amount [Line Items]
Goodwill, Beginning Balance	6,803	6,803
Goodwill as a result of acquisitions	33
Purchase accounting adjustments, net	4	(3)
Currency adjustments, net	18	3
Goodwill, Ending Balance	$ 6,858	$ 6,803

Financing Arrangements (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended					12 Months Ended						12 Months Ended		12 Months Ended		12 Months Ended		12 Months Ended		12 Months Ended		1 Months Ended	12 Months Ended		12 Months Ended			12 Months Ended			12 Months Ended		12 Months Ended				12 Months Ended		12 Months Ended			12 Months Ended		12 Months Ended		12 Months Ended		12 Months Ended				12 Months Ended				12 Months Ended		12 Months Ended
	Apr. 29, 2011	Apr. 30, 2010	Apr. 24, 2009	Apr. 29, 2011 Senior Convertible Notes [Member]	Apr. 30, 2010 Senior Convertible Notes [Member]	Apr. 29, 2011 Senior Convertible Notes Due 2011 [Member]	Apr. 30, 2010 Senior Convertible Notes Due 2011 [Member]	Apr. 29, 2011 Senior Convertible Notes Due 2013 [Member]	Apr. 30, 2010 Senior Convertible Notes Due 2013 [Member]	Apr. 29, 2011 Senior Notes 2010 Due 2015 [Member]	Apr. 30, 2010 Senior Notes 2010 Due 2015 [Member]	Apr. 29, 2011 Senior Notes 2010 Due 2020 [Member]	Apr. 30, 2010 Senior Notes 2010 Due 2020 [Member]	Apr. 29, 2011 Senior Notes 2010 Due 2040 [Member]	Apr. 30, 2010 Senior Notes 2010 Due 2040 [Member]	Apr. 29, 2011 Senior Notes 2009 Due 2014 [Member]	Apr. 30, 2010 Senior Notes 2009 Due 2014 [Member]	Apr. 29, 2011 Senior Notes 2009 Due 2019 [Member]	Apr. 30, 2010 Senior Notes 2009 Due 2019 [Member]	Apr. 29, 2011 Senior Notes 2009 Due 2039 [Member]	Apr. 30, 2010 Senior Notes 2009 Due 2039 [Member]	Sep. 30, 2010 Senior Notes 2005 Due 2010 [Member]	Apr. 29, 2011 Senior Notes 2005 Due 2010 [Member]	Apr. 30, 2010 Senior Notes 2005 Due 2010 [Member]	Apr. 29, 2011 Senior Notes 2005 Due 2015 [Member]	Apr. 30, 2010 Senior Notes 2005 Due 2015 [Member]	Apr. 29, 2011 Senior Notes 2011 [Member]	Apr. 29, 2011 Senior Notes 2011 Due 2016 [Member]	Mar. 31, 2011 Senior Notes 2011 Due 2016 [Member]	Apr. 30, 2010 Senior Notes 2011 Due 2016 [Member]	Apr. 29, 2011 Senior Notes 2011 Due 2021 [Member]	Apr. 30, 2010 Senior Notes 2011 Due 2021 [Member]	Apr. 29, 2011 Commercial Paper [Member]	Apr. 30, 2010 Commercial Paper [Member]	Apr. 29, 2011 Capital Lease Obligations [Member]	Apr. 30, 2010 Capital Lease Obligations [Member]	Apr. 29, 2011 Capital Lease Obligations, Short-term [Member]	Apr. 30, 2010 Capital Lease Obligations, Short-term [Member]	Apr. 29, 2011 Capital Lease Obligations, Long-term [Member]	Apr. 29, 2011 Bank Borrowings [Member]	Apr. 30, 2010 Bank Borrowings [Member]	Apr. 29, 2011 Bank Borrowings, Short-term [Member]	Apr. 30, 2010 Bank Borrowings, Short-term [Member]	Apr. 29, 2011 Bank Borrowings, Long-term [Member]	Apr. 30, 2010 Bank Borrowings, Long-term [Member]	Apr. 29, 2011 Contingent Convertible Debentures [Member]	Apr. 30, 2010 Contingent Convertible Debentures [Member]	Apr. 29, 2011 Interest Rate Swap [Member]	Apr. 30, 2010 Interest Rate Swap [Member]	Apr. 29, 2011 Debt Discount [Member]	Apr. 30, 2010 Debt Discount [Member]	Apr. 29, 2011 Debt Discount, Short-term [Member]	Apr. 29, 2011 Debt Discount, Long-term [Member]	Apr. 29, 2011 Gain from Interest Rate Swap Termination [Member]	Apr. 30, 2010 Gain from Interest Rate Swap Termination [Member]	Apr. 29, 2011 Syndicated Credit Facility 2014 [Member]	Apr. 29, 2011 Syndicated Credit Facility 2011 [Member]	Apr. 29, 2011 Line of Credit BTMU [Member]
Maturity date (in fiscal year)						2011		2013		2015		2020		2040		2014		2019		2039			2011		2016			2016			2021		2012				2012		2013-2025			2011-2013		2013		2012-2022		2013-2021				2011-2012	2011-2013	2011-2016
Weighted average interest rate, short-term debt							1.50%																	4.38%									0.22%				7.47%					1.25%	1.20%
Weighted average interest rate, long-term debt								1.63%	1.63%	3.00%	3.00%	4.45%	4.45%	5.55%	5.55%	4.50%	4.50%	5.60%	5.60%	6.50%	6.50%				4.75%	4.75%		2.63%			4.13%				6.28%	4.21%								5.60%	5.60%	1.25%	1.25%
Short-term borrowings	$ 1,723	$ 2,575					$ 2,200																	$ 400									$ 1,500				$ 2					$ 222	$ 65							$ (1)	$ (90)
Long-term debt	8,112	6,944						2,200	2,200	1,250	1,250	1,250	1,250	500	500	550	550	400	400	300	300				600	600		500			500				32	18				14	46					15	15	110	33	(177)	(259)			68	41
Commercial paper, weighted average interest rate	0.25%	0.21%
Bank Borrowings	201
Advances to Related Party, Short-term	236
Debt Disclosures
Debt issuance date						2006-04		2006-04		2010-03		2010-03		2010-03		2009-03		2009-03		2009-03			2005-09		2005-09			2011-03			2011-03																									2010-12-09		2007-11-02
Principal amount						2,200		2,200																			1,000		500		500																									2,250	1,750
Stated interest rate						1.50%		1.63%																				2.63%			4.13%															1.25%
Maturity date																																																								Dec 9, 2014		Nov 2, 2010
Maximum maturity																																	364 days
Initial conversion price (per share)				$ 56.14																																										$ 61.81
Conversion rate				18.5175
Conversion price (per share)				$ 54
Call option cost				1,075
Call option cost net of tax benefit				699
Warrants exercise price				$ 76.56
Proceeds from issuance of warrants				517
Warrants exercise price 2010 anti-dilution "from"					$ 75.3
Warrants exercise price 2010 anti-dilution "to"					$ 74.71
Carrying amount of equity component							420	547	547
Principal amount of the Senior Convertible Notes							2,200	2,200	2,200
Unamortized discount							(90)	(177)	(259)
Net carrying amount							2,110	2,023	1,941
Effective interest rate, convertible debt							5.97%	6.03%	6.03%
Interest cost related to contractual interest coupon						32	34	36	36
Interest cost related to amortization of the discount	171	167	154			90	90	82	79
Effective interest rate										3.00%	3.00%	4.47%	4.47%	5.56%	5.56%	4.50%	4.50%	5.61%	5.61%	6.52%	6.52%			4.43%	4.76%	4.76%		2.72%			4.19%
Convertible debt, remaining principal amount outstanding																																														15	15
Weighted average original maturity (in days)																																	73	63
Debt repayment																						400
Line of Credit Facility
Credit Available																																	2,250																									300
Increase in borrowing capacity																																																								500
Long-term Debt, by Maturity [Abstract]
2012	34
2013	2,216
2014	552
2015	1,252
2016	1,102
Thereafter	2,974
Total long-term debt	8,130
Less: Current portion of long-term debt	34
Long-term portion of long-term debt	$ 8,096

Derivatives and Foreign Exchange Risk Management (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended															1 Months Ended	12 Months Ended		1 Months Ended	12 Months Ended			1 Months Ended	12 Months Ended	1 Months Ended		1 Months Ended	12 Months Ended				1 Months Ended	12 Months Ended
	Apr. 29, 2011	Apr. 30, 2010	Apr. 24, 2009	Apr. 29, 2011 Other Expense [Member]	Apr. 30, 2010 Other Expense [Member]	Apr. 29, 2011 Cost of Sales [Member]	Apr. 30, 2010 Cost of Sales [Member]	Apr. 29, 2011 Prepaid Expenses and Other Current Assets [Member]	Apr. 30, 2010 Prepaid Expenses and Other Current Assets [Member]	Apr. 29, 2011 Other Assets [Member]	Apr. 30, 2010 Other Assets [Member]	Apr. 29, 2011 Other Accrued Expenses [Member]	Apr. 30, 2010 Other Accrued Expenses [Member]	Apr. 29, 2011 Other Long Term Liabilities Fx [Member]	Apr. 30, 2010 Other Long Term Liabilities Fx [Member]	Mar. 31, 2011 Interest Rate Swap March 2011 [Member]	Apr. 29, 2011 Interest Rate Swap March 2011 [Member]	Mar. 31, 2010 Interest Rate Swap March 2011 [Member]	Mar. 31, 2010 Interest Rate Swaps 12 March 2010 [Member] HedgeContract	Apr. 29, 2011 Interest Rate Swaps 12 March 2010 [Member]	Mar. 31, 2010 Interest Rate Swaps 9 March 2010 [Member]	Mar. 31, 2010 Interest Rate Swaps 3 March 2010 [Member]	Mar. 31, 2010 Interest Rate Swaps 9 March 2.2 Billion [Member]	Apr. 29, 2011 Interest Rate Swaps 9 March 2.2 Billion [Member]	Mar. 31, 2010 Terminated Interest Rate Swap [Member]	Apr. 29, 2011 Terminated Interest Rate Swap [Member]	Dec. 31, 2009 Interest Rate Swap Dec 2009 [Member]	Apr. 29, 2011 Interest Rate Swap Dec 2009 [Member]	Dec. 31, 2009 Interest Rate Swap Dec 2009-1 [Member]	Dec. 31, 2009 Interest Rate Swap Dec 2009-2 [Member]	Dec. 31, 2009 Interest Rate Swap Dec 2009-3 [Member]	Jun. 30, 2009 Interest Rate Swap June 2009 [Member]	Apr. 29, 2011 Interest Rate Swap June 2009 [Member]	Jun. 30, 2009 Interest Rate Swap June 2009-1 [Member]	Jun. 30, 2009 Interest Rate Swap June 2009-2 [Member]
Concentrations of Credit Risk (Numeric) [Abstract]
Collateral Already Posted, Aggregate Fair Value	$ 8
Cash Collateral Received from Counterparty		123
General Discussion of Derivative Instruments and Hedging Activities [Abstract]
Notional Amount of Foreign Currency Derivatives	6,834	5,495
Foreign Currency Transaction Gain (Loss) Realized	92	56	(53)
Foreign Currency Derivative Instruments Not Designated As Hedging Instruments [Abstract]
Notional Amount of Foreign Currency Derivative Instruments Not Designated as Hedging Instruments	2,453	1,839
Gain (Loss) on Foreign Currency Derivative Instruments Not Designated as Hedging Instruments	(107)	(118)
Summary Of Cash Flow Hedge Activity [Abstract]
Notional Amount of Cash Flow Hedge Instruments	4,381	3,656
Maximum Length of Time Hedged in Cash Flow Hedge (in months)	36M
Unrealized Gain (Loss) on Cash Flow Hedging Instruments recorded in AOCL	(257)	91
Cash Flow Hedge Gain (Loss) to Be Reclassified Within Twelve Months	192
Derivative Instruments Gain (Loss) by Hedging Relationship By Income Statement Location by Derivative Instrument Risk [Line Items]
Derivative Instruments Gain (Loss) Recognized in Other Comprehensive Income Effective Portion Net	(530)	(212)		(530)	(212)
Derivative Instruments Gain (Loss) Reclassified From Accumulated OCI Into Income Effective Portion Net	81	46		50	1	31	45
Derivatives and Foreign Exchange Risk Management (Numeric) [Abstract]
Gain (Loss) on Fair Value Hedge Ineffectiveness, Net	(4)	(2)
Unrealized Gain (Loss) on Fair Value Hedging Instruments	109	31
Unrealized Gain (Loss) on Hedged Item in Fair Value Hedge	(110)	(33)
Derivatives and Foreign Exchange Risk Management Balance Sheet [Line Items]
Foreign Exchange Contract, Derivative Asset Designated as Hedging Instrument, Fair Value								19	198	1	65
Interest Rate Contract, Derivative Asset Designated as Hedging Instrument, Fair Value										109	31
Derivative Asset Designated as Hedging Instrument, Fair Value, Total	129	294
Foreign Exchange Contract, Derivative Asset Not Designated as Hedging Instrument, Fair Value								1	2
Derivative Asset Not Designated as Hedging Instrument, Fair Value, Total	1	2
Derivative Fair Value of Derivative Asset	130	296
Foreign Exchange Contract, Derivative Liability Designated as Hedging Instrument, Fair Value												235	44	64	2
Derivative Liability Designated as Hedging Instrument, Fair Value, Total	299	46
Foreign Exchange Contract, Derivative Liability Not Designated as Hedging Instrument, Fair Value												4	1
Derivative Liability Not Designated as Hedging Instrument, Fair Value, Total	4	1
Derivative Fair Value of Derivative Liability	303	47
Derivative [Line Items]
Interest Rate Swap Inception Date																	2011-03			2010-03				2010-03				2009-12					2009-06
Interest Rate Swap Term																5-year and 10-year fixed-to-floating			five-year fixed-to-floating				three-year fixed-to-floating				five-year fixed-to-floating					five-year fixed-to-floating
Interest Rate Swap Notional Amount	3,500	4,600														750			1,850				2,200			1,850			75	75	100			150	150
Derivative Basis Spread on Variable Rate																					0.36%	1.85%	(0.20%)						1.81%	1.97%	1.98%			1.34%	1.37%
Derivative, Lower Range of Basis Spread on Variable Rate																0.37%
Derivative, Higher Range of Basis Spread on Variable Rate																0.66%
Derivative Fixed Interest Rate																					3.00%	4.75%	1.63%						4.50%	4.50%	4.50%			4.50%	4.50%
Derivative, Lower Fixed Interest Rate Range																		2.63%
Derivative, Higher Fixed Interest Rate Range																		4.13%
Derivative, Cash Received on Hedge																									51
Accrued Interest Portion																										$ 11
Number of Interest Rate Swaps																							nine				three					two
Number of Interest Rate Swaps																			12

Interest Expense, Net (Details) (USD $) In Millions	12 Months Ended
	Apr. 29, 2011	Apr. 30, 2010	Apr. 24, 2009
Interest Expense (Income), net
Interest Income	$ (172)	$ (156)	$ (188)
Interest Expense	450	402	371
Interest expense, net	$ 278	$ 246	$ 183

Shareholders' Equity (Details) (USD $) In Millions, except Per Share data	1 Months Ended		3 Months Ended	12 Months Ended
	Jun. 30, 2009	Jun. 30, 2007	Jul. 30, 2011	Apr. 29, 2011	Apr. 30, 2010
Stockholders Equity Note [Abstract]
Stock Repurchase Program, Number of Shares Authorized to be Repurchased	60	50	75
Stock Repurchased During Period Shares				30.1	27
Treasury Stock Acquired Average Cost Per Share				$ 37.86	$ 38.1
Stock Repurchase Program, Remaining Number of Shares Authorized to be Repurchased				20.7

Stock Purchase and Awards Plan (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended														12 Months Ended
	Apr. 29, 2011 Years	Apr. 30, 2010 Years	Apr. 24, 2009 Years	Apr. 29, 2011 Employee Stock Option [Member]	Apr. 30, 2010 Employee Stock Option [Member]	Apr. 24, 2009 Employee Stock Option [Member]	Apr. 29, 2011 Restricted Stock Awards [Member]	Apr. 30, 2010 Restricted Stock Awards [Member]	Apr. 24, 2009 Restricted Stock Awards [Member]	Apr. 29, 2011 Performance-based Restricted Stock Awards [Member]	Apr. 29, 2011 Employee Stock Purchase Plan [Member]	Apr. 30, 2010 Employee Stock Purchase Plan [Member]	Apr. 24, 2009 Employee Stock Purchase Plan [Member]	Jun. 30, 2010 Employee Stock Purchase Plan [Member]	Apr. 29, 2011 Cost of Products Sold [Member]	Apr. 30, 2010 Cost of Products Sold [Member]	Apr. 24, 2009 Cost of Products Sold [Member]	Apr. 29, 2011 Research and Development Expense [Member]	Apr. 30, 2010 Research and Development Expense [Member]	Apr. 24, 2009 Research and Development Expense [Member]	Apr. 29, 2011 Selling, General and Administrative Expense [Member]	Apr. 30, 2010 Selling, General and Administrative Expense [Member]	Apr. 24, 2009 Selling, General and Administrative Expense [Member]	Apr. 29, 2011 Kyphon Unvested Stock-based Awards [Member]	Apr. 30, 2010 Kyphon Unvested Stock-based Awards [Member]	Apr. 24, 2009 Kyphon Unvested Stock-based Awards [Member]	Nov. 30, 2007 Kyphon Unvested Stock-based Awards [Member] Years
Stock-Based Compensation [Abstract]
Income tax benefits	$ (58)	$ (67)	$ (69)
Total stock-based compensation, net of tax	140	158	168
Proceeds from Stock Options Exercised	21
Tax Benefit from Stock Options Exercised	1
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions and Methodology
Weighted average fair value of options granted (per share)	$ 8.19	$ 8.77	$ 8.96
Expected Term (in years)	6.3	6.16	6.05
Risk Free Interest Rate	2.25%	3.17%	3.11%
Expected Volatility Rate	26.03%	26.91%	25.64%
Expected Dividend Rate	2.40%	2.29%	2.03%
Options, Outstanding, Weighted Average Remaining Contractual Term (in years)	4.77
Options, Exercisable, Weighted Average Remaining Contractual Term (in years)	3.81
Options, Exercises in Period, Total Intrinsic Value	4	19	105
Options, Outstanding, Intrinsic Value	134
Options, Exercisable, Intrinsic Value	50
Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Line Items]
Stock-Based Compensation Expense	198	225	237	87	112	140	97	98	82		14	15	15		22	26	28	49	55	58	127	144	151	4	12	21
Award Vesting Period (in years)				4Y			4Y			3Y
Share-based Payment Award, Term (in years)				10Y
Stock Repurchase Program, Remaining Number of Shares Authorized to be Repurchased	20,700,000
Employee Stock Purchase Plan, Employee Percent of Wages, Maximum Contributed											10.00%
Employee Stock Purchase Plan, Employee Price, Paid as Percent of Market Price														85.00%
Employee Stock Purchase Plan, Average Price of Purchased Shares (per share)											$ 30.83
Employee Stock Purchase Plan, Amount Withheld to Purchase											8
Employee Stock Purchase Plan, Outstanding Common Shares Available for Grant (in shares)				53,000,000							12,000,000
Employee Stock Purchase Plan, Employee Discount											15.00%
Nonvested Stock Options, Total Compensation Cost Not yet Recognized	101
Nonvested Stock Options, Total Compensation Cost Not yet Recognized, Period for Recognition (in years)	2.2
Nonvested Restricted Awards, Total Compensation Cost Not yet Recognized	$ 142
Nonvested Restricted Awards, Total Compensation Cost Not yet Recognized, Period for Recognition (in years)	2.5																										2.5
Options, Outstanding (in shares) [Roll Forward]
Beginning Balance	89,613,000	93,394,000	92,444,000
Granted	6,371,000	7,863,000	12,447,000
Exercised	(627,000)	(3,126,000)	(8,046,000)
Canceled	(10,705,000)	(8,518,000)	(3,451,000)
Outstanding at year-end	84,652,000	89,613,000	93,394,000
Exercisable at year-end	66,286,000	67,944,000	67,795,000
Options, Additional Disclosures (per share)
Beginning Balance	$ 46.13	$ 46.57	$ 47.21
Granted	$ 37.59	$ 35.81	$ 37.25
Exercised	$ 32.84	$ 32.96	$ 39.01
Canceled	$ 48.91	$ 46.27	$ 47.59
Outstanding at year-end	$ 45.23	$ 46.13	$ 46.57
Exercisable at year-end	$ 47.24	$ 48.24	$ 47.78

Stock Purchase and Awards Plan (Restricted Stock Awards) (Details) (Restricted Stock Awards [Member], USD $) In Thousands, except Per Share data	12 Months Ended
	Apr. 29, 2011	Apr. 30, 2010	Apr. 24, 2009
Restricted Stock Awards [Member]
Restricted Stock Award Activity (in shares)
Nonvested, beginning balance	8,909	8,346	5,789
Granted	2,682	2,783	3,520
Vested	(1,809)	(1,632)	(564)
Forfeited	(575)	(588)	(399)
Nonvested at year-end	9,207	8,909	8,346
Restricted Stock Award Activity (in USD per share)
Nonvested, beginning balance	$ 42.67	$ 43.88	$ 49.24
Granted	$ 37.52	$ 34.92	$ 36.47
Vested	$ 47.28	$ 35.36	$ 12.26
Forfeited	$ 40.12	$ 43.52	$ 51.17
Nonvested at year-end	$ 40.42	$ 42.67	$ 43.88

Income Taxes (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Apr. 29, 2011	Apr. 30, 2010	Apr. 24, 2009
Income Tax Disclsosure [Abstract]
Deferred Tax Assets, Valuation Allowance, Total	$ 275	$ 238
Medicare Prescription Drug Benefit Elimination Tax Cost		15
Income Tax Benefit, Reversal of Excess Tax Accruals	67		132
Undistributed Foreign Earnings	14,912	12,373	9,738
Unrecognized Tax Benefits That Would Impact Effective Tax Rate	685	459	360
Unrecognized Tax Benefits Income Tax Penalties And Interest Accrued	80	94	73
Income Tax Examination, Interest Expense	12	14	18
Components of earning before income taxes
U.S.	1,447	1,557	984
International	2,276	2,412	1,456
Earnings before income taxes	3,723	3,969	2,440
Current Income Tax Expense (Benefit) [Abstract]
U.S.	379	527	264
International	189	239	291
Total current tax expense	568	766	555
Deferred Income Tax Expense Benefit Abstract
U.S.	49	106	(51)
International	10	(2)	(134)
Net deferred tax expense (benefit)	59	104	(185)
Provision for income taxes	627	870	370
Deferred tax assets:
Inventory (intercompany profit in inventory and excess of tax over book valuation)	366	426
Stock-based compensation	233	214
Pension and post-retirement benefits	124	150
Federal and state benefit on uncertain tax positions	133	133
Unrealized loss on equity investments	17	16
Accrued liabilities	169	130
Net operating loss and credit carryforwards	149	119
Unrealized currency loss		28
Allowance for doubtful accounts	11	14
Convertible debt interest	5	14
Warranty reserves	12	11
Other	135	118
Total deferred tax assets (net of valuation allowance)	1,354	1,373
Deferred tax liabilities:
Intangible assets	(691)	(652)
Realized loss on derivative financial instruments	(112)	(113)
Unrealized gain on available for sale securities and derivative financial instruments	(10)	(62)
Accumulated depreciation	(89)	(43)
Other	(41)	(48)
Total deferred tax liabilities	(969)	(918)
Deferred tax assets, net	385	455
Effective Income Tax Rate, Continuing Operations, Tax Rate Reconciliation [Abstract]
U.S. Federal statutory tax rate	35.00%	35.00%	35.00%
Increase (decrease) in tax rate resulting from:
U.S. state taxes, net of Federal tax benefit	0.30%	0.50%	0.60%
Research and development credit	(1.20%)	(0.60%)	(1.60%)
Domestic production activities	(0.50%)	(0.30%)	(0.50%)
International	(19.10%)	(16.70%)	(20.70%)
Impact of special charges, restructuring charges, certain litigation charges, net and acquisition-related items	2.30%	2.00%	9.50%
Reversal of excess tax accruals	(1.70%)		(5.40%)
Retiree medical subsidy law change		0.40%
Other, net	2.30%	1.60%	(1.70%)
Effective tax rate	16.80%	21.90%	15.20%
Reconciliation of Unrecognized Tax Benefits, Excluding Amounts Pertaining to Examined Tax Returns [Roll Forward]
Gross unrecognized tax benefits at begining of fiscal year	538	431	455
Gross increases:
Prior year tax positions	151	51	3
Current year tax positions	172	74	106
Gross decreases:
Prior year tax positions	(57)	(14)	(116)
Settlements	(32)	(4)	(15)
Statute of limitation lapses	(3)		(2)
Gross unrecognized tax benefits at end of fiscal year	$ 769	$ 538	$ 431

Retirement Benefit Plans (Details) (USD $) In Millions	12 Months Ended
	Apr. 29, 2011	Apr. 30, 2010
Funded status at end of year:
Underfunded status of the plan	$ 253	$ 411
United States Pension Plans of US Entity, Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
Accumulated benefit obligation at end of year:	1,342	1,146
Defined Benefit Plan, Change in Benefit Obligation [Abstract]
Projected benefit obligation at beginning of year	1,284	842
Service cost	87	63
Interest cost	77	68
Employee contributions
Plan amendments	8
Plan curtailments
Actuarial loss/(gain)	80	336
Benefits paid	(33)	(32)
Medicare Part D reimbursements
Special termination benefits	13	7
Foreign currency exchange rate changes
Projected benefit obligation at end of year	1,516	1,284
Defined Benefit Plan, Change in Fair Value of Plan Assets [Abstract]
Fair value of plan assets at beginning of year	1,104	833
Actual (loss)/return on plan assets	141	222
Employer contributions	180	81
Employee contributions
Benefits paid	33	32
Foreign currency exchange rate changes
Fair value of plan assets at end of year	1,392	1,104
Funded status at end of year:
Fair value of plan assets	1,392	1,104
Benefit obligations	1,516	1,284
Underfunded status of the plan	(124)	(180)
Recognized liability	(124)	(180)
Amounts recognized on the consolidated balance sheet consist of:
Non-current assets	46
Current liabilities	(7)	(5)
Non-current liabilities	(163)	(175)
Recognized liability	(124)	(180)
Amounts recognized in accumulated other comprehensive (loss)/income:
Prior service (benefit)/cost	4	(6)
Net actuarial loss	688	677
Ending balance	692	671
Foreign Pension Plans, Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
Accumulated benefit obligation at end of year:	526	434
Defined Benefit Plan, Change in Benefit Obligation [Abstract]
Projected benefit obligation at beginning of year	539	373
Service cost	39	27
Interest cost	25	22
Employee contributions	12	10
Plan amendments	2	3
Plan curtailments		(2)
Actuarial loss/(gain)	(41)	112
Benefits paid	(6)	(17)
Medicare Part D reimbursements
Special termination benefits
Foreign currency exchange rate changes	68	11
Projected benefit obligation at end of year	638	539
Defined Benefit Plan, Change in Fair Value of Plan Assets [Abstract]
Fair value of plan assets at beginning of year	420	291
Actual (loss)/return on plan assets	14	79
Employer contributions	102	47
Employee contributions	(12)	(10)
Benefits paid	6	17
Foreign currency exchange rate changes	64	10
Fair value of plan assets at end of year	606	420
Funded status at end of year:
Fair value of plan assets	606	420
Benefit obligations	638	539
Underfunded status of the plan	(32)	(119)
Recognized liability	(32)	(119)
Amounts recognized on the consolidated balance sheet consist of:
Non-current assets	45
Current liabilities	(2)	(2)
Non-current liabilities	(75)	(117)
Recognized liability	(32)	(119)
Amounts recognized in accumulated other comprehensive (loss)/income:
Prior service (benefit)/cost	13	10
Net actuarial loss	130	148
Ending balance	143	158
Other Postretirement Benefit Plans, Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
Accumulated benefit obligation at end of year:	295	270
Defined Benefit Plan, Change in Benefit Obligation [Abstract]
Projected benefit obligation at beginning of year	270	174
Service cost	18	12
Interest cost	16	14
Employee contributions	7	7
Plan amendments	(4)
Plan curtailments
Actuarial loss/(gain)	1	74
Benefits paid	(16)	(13)
Medicare Part D reimbursements	1
Special termination benefits	2	2
Foreign currency exchange rate changes
Projected benefit obligation at end of year	295	270
Defined Benefit Plan, Change in Fair Value of Plan Assets [Abstract]
Fair value of plan assets at beginning of year	158	108
Actual (loss)/return on plan assets	21	30
Employer contributions	28	26
Employee contributions	(7)	(7)
Benefits paid	16	13
Foreign currency exchange rate changes
Fair value of plan assets at end of year	198	158
Funded status at end of year:
Fair value of plan assets	198	158
Benefit obligations	295	270
Underfunded status of the plan	(97)	(112)
Recognized liability	(97)	(112)
Amounts recognized on the consolidated balance sheet consist of:
Non-current assets
Current liabilities	(1)
Non-current liabilities	(96)	(112)
Recognized liability	(97)	(112)
Amounts recognized in accumulated other comprehensive (loss)/income:
Prior service (benefit)/cost	(3)	2
Net actuarial loss	83	95
Ending balance	$ 80	$ 97

Retirement Benefit Plans (Details 1) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Apr. 29, 2011	Apr. 30, 2010	Apr. 24, 2009
Defined Benefit Plan, Pension Plans with Accumulated Benefit Obligations in Excess of Plan Assets [Abstract]
Accumulated benefit obligation	$ 396	$ 363
Projected benefit obligation	437	393
Plan assets at fair value	193	183
Defined Benefit Plan Plans With Benefit Obligations In Excess Of Plan Assets Abstract
Projected benefit obligation	474	675
Plan assets at fair value	225	420
Weighted average assumptions - projected benefit obligation:
Initial healthcare cost trend rate pre-65	7.75%
Initial healthcare cost trend rate post-65	7.50%
United States Pension Plans of US Entity, Defined Benefit [Member]
Amounts That Will Be Amortized From Accumulated Other Comprehensive Income Loss In Next Fiscal Year Disclosure [Line Items]
Amortization of prior service cost	(1)
Amortization of net actuarial loss	(45)
Total	44
United States Pension Plans of US Entity, Defined Benefit [Member]
Net Periodic Benefit Costs Disclosure [Line Items]
Service cost	87	63	74
Interest cost	77	68	60
Expected return on plan assets	(106)	(100)	(99)
Amortization of prior service costs	(2)	(1)	(1)
Amortization of net actuarial loss	34	2	6
Net periodic benefit cost	90	32	40
Special termination benefits	13	7
Defined Benefit Plan, Total Cost for Period	103	39	40
United States Pension Plans of US Entity, Defined Benefit [Member]
Weighted average assumptions - projected benefit obligation:
Discount rate	5.80%	6.05%	8.25%
Rate of compensation increase	3.80%	3.80%	4.00%
Weighted average assumptions - net periodic benefit cost:
Discount rate	6.05%	8.25%	6.75%
Expected return on plan assets	8.25%	8.25%	8.75%
Rate of compensation increase	3.80%	4.00%	4.24%
Defined Benefit Plan, Plan Assets, Target Allocations [Abstract]
Equity securities	50.00%	55.00%
Debt securities	20.00%	20.00%
Other	30.00%	25.00%
Total	100.00%	100.00%
Foreign Pension Plans, Defined Benefit [Member]
Amounts That Will Be Amortized From Accumulated Other Comprehensive Income Loss In Next Fiscal Year Disclosure [Line Items]
Amortization of prior service cost	2
Amortization of net actuarial loss	(4)
Total	6
Foreign Pension Plans, Defined Benefit [Member]
Net Periodic Benefit Costs Disclosure [Line Items]
Service cost	39	27	29
Interest cost	26	22	19
Expected return on plan assets	(27)	(24)	(20)
Amortization of prior service costs	1	1	1
Amortization of net actuarial loss	5	1
Curtailment gain		(1)
Net periodic benefit cost	44	26	29
Defined Benefit Plan, Total Cost for Period	44	26	29
Foreign Pension Plans, Defined Benefit [Member]
Weighted average assumptions - projected benefit obligation:
Discount rate	4.75%	4.68%	5.41%
Rate of compensation increase	2.97%	3.05%	2.90%
Weighted average assumptions - net periodic benefit cost:
Discount rate	4.68%	5.41%	5.37%
Expected return on plan assets	5.71%	5.78%	5.97%
Rate of compensation increase	3.05%	2.90%	3.10%
Defined Benefit Plan, Plan Assets, Target Allocations [Abstract]
Equity securities	41.00%	40.00%
Debt securities	23.00%	15.00%
Other	36.00%	45.00%
Total	100.00%	100.00%
Other Postretirement Benefit Plans, Defined Benefit [Member]
Amounts That Will Be Amortized From Accumulated Other Comprehensive Income Loss In Next Fiscal Year Disclosure [Line Items]
Amortization of prior service cost
Amortization of net actuarial loss	(4)
Total	4
Other Postretirement Benefit Plans, Defined Benefit [Member]
Net Periodic Benefit Costs Disclosure [Line Items]
Service cost	18	12	14
Interest cost	16	14	12
Expected return on plan assets	(13)	(9)	(12)
Amortization of net actuarial loss	5	2
Net periodic benefit cost	26	19	14
Special termination benefits	2	2
Defined Benefit Plan, Total Cost for Period	$ 28	$ 21	$ 14
Other Postretirement Benefit Plans, Defined Benefit [Member]
Weighted average assumptions - projected benefit obligation:
Discount rate	5.80%	6.05%	8.25%
Initial healthcare cost trend rate pre-65	7.75%	8.00%	8.50%
Initial healthcare cost trend rate post-65	7.50%	7.75%	8.50%
Weighted average assumptions - net periodic benefit cost:
Discount rate	6.05%	8.25%	6.75%
Expected return on plan assets	8.25%	8.25%	8.75%
Initial healthcare cost trend rate pre-65	8.00%	8.50%	9.00%
Initial healthcare cost trend rate post-65	7.75%	8.00%	9.00%

Retirement Benefit Plans (Details 2) (USD $) In Millions	12 Months Ended
	Apr. 29, 2011	Apr. 30, 2010
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Beginning Balance	$ 213	$ 205
Total realized losses and other-than temporary impairment losses included in earnings	(6)	(9)
Total unrealized losses included in other comprehensive income	27	58
Purchases, issuances and settlements	(43)	(41)
Ending Balance	191	213
United States Pension Plans of US Entity, Defined Benefit [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Beginning Balance	601	528
Total realized losses and other-than temporary impairment losses included in earnings	5	(14)
Total unrealized losses included in other comprehensive income	78	126
Purchases, issuances and settlements	1	(39)
Net transfers in (out) of Level 3
Ending Balance	685	601
United States Pension Plans of US Entity, Defined Benefit [Member]
Other Changes in Plan Assets and PBO recognized in OCI Disclosure [Line Items]
Net actuarial loss	45
Prior service cost	8
Amortization of prior service costs	2
Amortization of net actuarial loss	(34)
Effect of exchange rates
Total recognized in other comprehensive income	21
Total recognized in net periodic pension cost and other comprehensive income	124
Foreign Pension Plans, Defined Benefit [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Beginning Balance	7	5
Purchases, issuances and settlements	8	2
Ending Balance	16	7
Foreign Pension Plans, Defined Benefit [Member]
Other Changes in Plan Assets and PBO recognized in OCI Disclosure [Line Items]
Net actuarial loss	(29)
Prior service cost	2
Amortization of prior service costs
Amortization of net actuarial loss	(5)
Effect of exchange rates	17
Total recognized in other comprehensive income	(15)
Total recognized in net periodic pension cost and other comprehensive income	29
Other Postretirement Benefit Plans, Defined Benefit [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Beginning Balance	89	69
Total realized losses and other-than temporary impairment losses included in earnings	1	(2)
Total unrealized losses included in other comprehensive income	12	19
Purchases, issuances and settlements		3
Net transfers in (out) of Level 3
Ending Balance	102	89
Other Postretirement Benefit Plans, Defined Benefit [Member]
Other Changes in Plan Assets and PBO recognized in OCI Disclosure [Line Items]
Net actuarial loss	(8)
Prior service cost	(4)
Amortization of prior service costs
Amortization of net actuarial loss	(5)
Effect of exchange rates
Total recognized in other comprehensive income	(17)
Total recognized in net periodic pension cost and other comprehensive income	11
Fair Value Inputs Total [Member]
Non-US Fair Value Disclosure [Line Items]
Registered investment companies	590	413
Insurance contracts	9	7
Partnership units	7
Total	606	420
Fair Value Inputs Total [Member]
Post Retirement Fair Value Disclosure [Line Items]
Short-term investments	28	6
U.S. government and agency securities	17	4
Corporate debt securities	12	4
Medtronic, Inc. common stock		7
Other common stock	30	29
Fixed income mutual funds	8	25
Partnership units	66	89
Total	207	164
Other items to reconcile to fair value of plan	(9)	(6)
Net	198	158
Fair Value Inputs Total [Member]
US Fair Value Disclosure [Line Items]
Short-term investments	186	39
U.S. government and agency securities	118	29
Corporate debt securities	82	24
Medtronic, Inc. common stock		49
Other common stock	201	195
Fixed income mutual funds	53	167
Partnership units	443	601
Total	1,392	1,104
Level 1 [Member]
Non-US Fair Value Disclosure [Line Items]
Registered investment companies		413
Total		413
Level 1 [Member]
Post Retirement Fair Value Disclosure [Line Items]
Short-term investments	28	6
U.S. government and agency securities	11	2
Medtronic, Inc. common stock		7
Other common stock	30	29
Fixed income mutual funds		25
Total	69	69
Level 1 [Member]
US Fair Value Disclosure [Line Items]
Short-term investments	186	39
U.S. government and agency securities	74	15
Medtronic, Inc. common stock		49
Other common stock	201	195
Fixed income mutual funds		167
Total	461	465
Level 2 [Member]
Post Retirement Fair Value Disclosure [Line Items]
U.S. government and agency securities	6	2
Corporate debt securities	12	4
Fixed income mutual funds	8
Total	36	6
Level 2 [Member]
US Fair Value Disclosure [Line Items]
U.S. government and agency securities	44	14
Corporate debt securities	82	24
Fixed income mutual funds	53
Total	246	38
Level 3 [Member]
Non-US Fair Value Disclosure [Line Items]
Registered investment companies
Insurance contracts	9	7
Partnership units	7
Total	16	7
Level 3 [Member]
Post Retirement Fair Value Disclosure [Line Items]
Partnership units	66	89
Total	102	89
Level 3 [Member]
US Fair Value Disclosure [Line Items]
Partnership units	443	601
Total	$ 685	$ 601

Retirement Benefit Plans (Future Benefit Payment, Healthcare Trend Rate Change Effect, DCP) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Apr. 29, 2011	Apr. 30, 2010	Apr. 24, 2009
Defined Benefit Plan, Effect of One-Percentage Point Change in Assumed Health Care Cost Trend Rates [Abstract]
Effect on post-retirement benefit cost 1% point increase	$ 2
Effect on post-retirement benefit cost 1% point decrease	(2)
Effect on post-retirement benefit obligation 1 % point increase	13
Effect on post-retirement benefit obligation 1% point decrease	(12)
Defined Benefit Plans and Other Postretirement Benefit Plans, Other Disclosures [Abstract]
Total cost of all Retirement Plans	368	237	223
Net Underfunded status of Company's Plans	253	411
Defined Benefit Plan Investments in Company's stock		56
Absolute Return Strategies notice periods minimum	45
Absolute Return Strategies notice periods maximum	95
Absolute Return Strategies Funds in the process of liquidation	18
Absolute Return Strategies Funds in liquidation proceed period	five years
Private Equity Funds sum of unfunded commitments	29
Private Equity Funds unfuned commitments estimated liquidation periods minimum range	one
Private Equity Funds unfuned commitments estimated liquidation periods maximum range	10 years
Non-cash charge due to passage of the PPACA and the Reconciliation Act		15
Defined Benefit PlanInitial Health Care Cost Trend Rate Pre 65	7.75%
Defined Benefit Plan Initial Health Care Cost Trend Rate Post 65	7.50%
Expected declince in healthcare cost trend rates of 5 year period	5.0 percent
Expense for Defined Contribution Plans	147	110	103
Defined contribution cost associated with the PIA	46	41	37
United States Pension Plans of US Entity, Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
2012	43
2013	47
2014	52
2015	57
2016	63
2017 - 2021	406
Total	668
Defined Benefit Plans and Other Postretirement Benefit Plans, Other Disclosures [Abstract]
Net Underfunded status of Company's Plans	(124)	(180)
Discretionary Contributions	180	81
Foreign Pension Plans, Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
2012	30
2013	21
2014	23
2015	24
2016	26
2017 - 2021	153
Total	277
Defined Benefit Plans and Other Postretirement Benefit Plans, Other Disclosures [Abstract]
Net Underfunded status of Company's Plans	(32)	(119)
Discretionary Contributions	102	47
Other Postretirement Benefit Plans, Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
2012	10
2013	11
2014	13
2015	15
2016	17
2017 - 2021	125
Total	191
Defined Benefit Plans and Other Postretirement Benefit Plans, Other Disclosures [Abstract]
Net Underfunded status of Company's Plans	(97)	(112)
Discretionary Contributions	28	26
Other Postretirement Benefit Plans Defined Benefit Gross Medicare Part D Receipts [Member]
Defined Benefit Plan Disclosure [Line Items]
2012	1
2013	1
2014	1
2015	1
2016	2
2017 - 2021	16
Total	$ 22

Leases (Details) (USD $) In Millions	12 Months Ended
	Apr. 29, 2011	Apr. 30, 2010	Apr. 24, 2009
Capital Leases, Future Minimum Payments Due [Abstract]
2012	$ 4
2013	4
2014	3
2015	3
2016	3
2017 and thereafter	31
Total minimum lease payments	48
Less amounts representing interest	(14)
Present value of net minimum lease payments	34
Operating Leases, Future Minimum Payments Due [Abstract]
2012	118
2013	86
2014	63
2015	34
2016	22
2017 and thereafter	35
Total minimum lease payments	358
Lease And Rental Expense	148	154	150
Sale Leaseback Transaction Date	April 2006
Sale Leaseback Transaction Lease Terms	seven-year
Sale Leaseback Transaction, Early Buyout Option Year	2010
Sale Leaseback Transaction, Repurchase Year	2009
Sale Leaseback Transaction, Term Loan Balance	$ 31

Contingencies (Details) (USD $) In Millions	12 Months Ended
	Apr. 29, 2011	Apr. 30, 2010	Apr. 24, 2009
Contingencies [Line Items]
Certain Litigation Charges	$ 245	$ 374	$ 714

Quarterly Financial Data (Details) (USD $) In Millions, except Per Share data	3 Months Ended								12 Months Ended
	Apr. 29, 2011	Jan. 28, 2011	Oct. 29, 2010	Jul. 30, 2010	Apr. 30, 2010	Jan. 29, 2010	Oct. 30, 2009	Jul. 31, 2009	Apr. 29, 2011	Apr. 30, 2010	Apr. 24, 2009
Quarterly Financial Data [Abstract]
Net Sales	$ 4,295	$ 3,961	$ 3,903	$ 3,773	$ 4,196	$ 3,851	$ 3,838	$ 3,933	$ 15,933	$ 15,817	$ 14,599
Gross Profit	3,225	2,975	2,942	2,880	3,184	2,939	2,916	2,967	12,021	12,005
Net Earnings	$ 776	$ 924	$ 566	$ 830	$ 954	$ 831	$ 868	$ 445	$ 3,096	$ 3,099	$ 2,070
Basic Earnings per Share	$ 0.73	$ 0.86	$ 0.52	$ 0.76	$ 0.87	$ 0.75	$ 0.78	$ 0.4	$ 2.87	$ 2.8	$ 1.85
Diluted Earnings per Share	$ 0.72	$ 0.86	$ 0.52	$ 0.76	$ 0.86	$ 0.75	$ 0.78	$ 0.4	$ 2.86	$ 2.79	$ 1.84

Segment and Geographic Information (Details) (USD $) In Millions	3 Months Ended								12 Months Ended
	Apr. 29, 2011	Jan. 28, 2011	Oct. 29, 2010	Jul. 30, 2010	Apr. 30, 2010	Jan. 29, 2010	Oct. 30, 2009	Jul. 31, 2009	Apr. 29, 2011	Apr. 30, 2010	Apr. 24, 2009
Segment and Geographic Information [Line Items]
Sales Revenue, Net	$ 4,295	$ 3,961	$ 3,903	$ 3,773	$ 4,196	$ 3,851	$ 3,838	$ 3,933	$ 15,933	$ 15,817	$ 14,599
Segment and Geographic Information By Region [Line Items]
Long Lived Assets	2,873				2,669				2,873	2,669	2,695
Segment Reporting Earnings Before Income Taxes [Line Items]
Segment Reporting Information, Income (Loss) before Income Taxes									4,972	4,959	4,471
Special charges											(100)
Restructuring charges									(261)	(50)	(120)
Certain litigation charges, net									(245)	(374)	(714)
Acquisition-related items									(14)	(23)	(621)
Interest expense, net									(278)	(246)	(183)
Corporate									(451)	(297)	(293)
Total Earnings Before Income Taxes									3,723	3,969	2,440
Segment Reporting Net Assets [Line Items]
Segment Reporting Information, Net Assets	17,313				16,755				17,313	16,755
Short-term borrowings	(1,723)				(2,575)				(1,723)	(2,575)
Long-term debt	(8,112)				(6,944)				(8,112)	(6,944)
Corporate	8,490				7,393				8,490	7,393
Total Net Assets	15,968				14,629				15,968	14,629
Cardiac and Vascular Group [Member]
Segment Reporting Earnings Before Income Taxes [Line Items]
Segment Reporting Information, Income (Loss) before Income Taxes									2,887	2,935	2,648
Cardiac and Vascular Group [Member]
Segment Reporting Net Assets [Line Items]
Segment Reporting Information, Net Assets	6,774				6,117				6,774	6,117
Cardiac and Vascular Group [Member]
Segment and Geographic Information [Line Items]
Segment Reporting Information Net Sales									8,544	8,557	7,794
Restorative Therapies Group [Member]
Segment Reporting Earnings Before Income Taxes [Line Items]
Segment Reporting Information, Income (Loss) before Income Taxes									2,085	2,024	1,823
Restorative Therapies Group [Member]
Segment Reporting Net Assets [Line Items]
Segment Reporting Information, Net Assets	10,539				10,638				10,539	10,638
Restorative Therapies Group [Member]
Segment and Geographic Information [Line Items]
Segment Reporting Information Net Sales									7,389	7,260	6,805
United States [Member]
Segment and Geographic Information By Region [Line Items]
Segment Reporting Information Geographic Net Sales									9,120	9,366	8,987
Long Lived Assets	2,225				2,043				2,225	2,043	2,036
Europe [Member]
Segment and Geographic Information By Region [Line Items]
Segment Reporting Information Geographic Net Sales									4,084	4,014	3,564
Long Lived Assets	415				393				415	393	482
Asia Pacific [Member]
Segment and Geographic Information By Region [Line Items]
Segment Reporting Information Geographic Net Sales									2,114	1,903	1,558
Long Lived Assets	158				161				158	161	126
Other Foreign [Member]
Segment and Geographic Information By Region [Line Items]
Segment Reporting Information Geographic Net Sales									615	534	490
Long Lived Assets	$ 75				$ 72				$ 75	$ 72	$ 51